UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6477

SM&R Investments, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  August 31

Reporting period:  August 31, 2007


Item 1  Report to Shareholders

ANNUAL REPORT


SM&R INVESTMENTS, INC.

- SM&R ALGER TECHNOLOGY FUND
- SM&R ALGER AGGRESSIVE GROWTH FUND
- SM&R ALGER SMALL-CAP FUND
- SM&R ALGER GROWTH FUND
- SM&R GROWTH FUND
- SM&R EQUITY INCOME FUND
- SM&R BALANCED FUND
- SM&R GOVERNMENT BOND FUND
- SM&R TAX FREE FUND
- SM&R PRIMARY FUND
- SM&R MONEY MARKET FUND

                                                   ANNUAL REPORT
                                                   AUGUST 31, 2007

SM&R INVESTMENTS, INC.        2450 South Shore Boulevard, League City, TX  77573

The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the investment adviser uses in fulfilling this responsibility is included in the Funds' Statement of Additional Information and is available without charge, upon request, by calling 1-800-231-4639. The policies and procedures are also available on the Securities and Exchange Commission's website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-231-4639 and is also available on the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website, beginning with the November 30, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC's Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

AN EXAMPLE OF ONGOING EXPENSES (UNAUDITED)

Each shareholder of the Company may incur two types of expenses: (1) transactional (e.g., sales charges, contingent deferred sales charges on redemptions and redemption fees) and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below, is intended to help a shareholder better understand the ongoing expenses of investing in this Company and to compare these expenses with other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2007, and held for six months ending August 31, 2007.

ACTUAL EXPENSES

The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the actual column under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on their account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The example also provides information about hypothetical account values and hypothetical expenses based on the Company's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Company's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period. This information may be used to compare the ongoing expenses of investing in the Company and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees. Therefore, the table is useful in comparing ongoing expenses only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.

                                                                         ACTUAL                        HYPOTHETICAL
                                                              -----------------------------   -----------------------------
                                BEGINNING                         ENDING         EXPENSES         ENDING         EXPENSES
                                 ACCOUNT       ANNUALIZED        ACCOUNT           PAID          ACCOUNT           PAID
                                  VALUE         EXPENSE           VALUE           DURING          VALUE           DURING
FUNDS                           (03/01/07)       RATIOS       (08/31/07) (1)    PERIOD (2)    (08/31/07) (1)    PERIOD (2)
-----                          ------------   ------------    --------------   ------------   --------------   ------------
Alger Technology Fund
  Class A                      $   1,000.00           1.94%   $     1,090.42   $      10.22   $     1,015.43   $       9.86
  Class B                          1,000.00           2.58%         1,096.52          13.63         1,012.20          13.09
Alger Aggressive Growth Fund
  Class A                          1,000.00           1.69%         1,127.14           9.07         1,016.69           8.59
  Class B                          1,000.00           2.34%         1,123.12          12.53         1,013.41          11.88
Alger Small-Cap Fund
  Class A                          1,000.00           1.74%         1,077.21           9.11         1,016.43           8.84
  Class B                          1,000.00           2.39%         1,074.21          12.50         1,013.16          12.13
Alger Growth Fund
  Class A                          1,000.00           1.54%         1,135.13           8.29         1,017.44           7.83
  Class B                          1,000.00           2.19%         1,132.08          11.77         1,014.17          11.12
Growth Fund
  Class A                          1,000.00           1.36%         1,070.43           7.10         1,018.35           6.92
  Class B                          1,000.00           1.86%         1,072.56           9.72         1,015.83           9.45
  Class T                          1,000.00           1.12%         1,074.55           5.86         1,019.56           5.70
Equity Income Fund
  Class A                          1,000.00           1.26%         1,018.72           6.41         1,018.85           6.41
  Class B                          1,000.00           1.76%         1,020.14           8.96         1,016.33           8.94
  Class T                          1,000.00           1.12%         1,020.85           5.70         1,019.56           5.70

                                                                         ACTUAL                        HYPOTHETICAL
                                                              -----------------------------   -----------------------------
                                BEGINNING                         ENDING         EXPENSES         ENDING         EXPENSES
                                 ACCOUNT       ANNUALIZED        ACCOUNT           PAID          ACCOUNT           PAID
                                  VALUE         EXPENSE           VALUE           DURING          VALUE           DURING
FUNDS                           (03/01/07)       RATIOS       (08/31/07) (1)    PERIOD (2)    (08/31/07) (1)    PERIOD (2)
-----                          ------------   ------------    --------------   ------------   --------------   ------------
Balanced Fund
  Class A                      $   1,000.00           1.30%   $     1,041.96   $       6.69   $     1,018.65   $       6.61
  Class B                          1,000.00           1.80%         1,040.86           9.26         1,016.13           9.15
  Class T                          1,000.00           1.20%         1,043.39           6.18         1,019.16           6.11
Government Bond Fund
  Class A                          1,000.00           0.73%         1,023.48           3.72         1,021.53           3.72
  Class B                          1,000.00           1.23%         1,021.06           6.27         1,019.00           6.26
  Class T                          1,000.00           0.73%         1,023.52           3.72         1,021.53           3.72
Tax Free Fund
  Class A                          1,000.00           0.75%         1,009.26           3.80         1,021.42           3.82
  Class B                          1,000.00           1.25%         1,008.13           6.33         1,018.90           6.36
  Class T                          1,000.00           0.75%         1,009.31           3.80         1,021.42           3.82
Primary Fund                       1,000.00           0.80%         1,023.34           4.08         1,021.17           4.08
Money Market Fund                  1,000.00           0.50%         1,024.08           2.55         1,022.70           2.55

(1) The actual ending account value is based on actual total return of each class of each of the funds for the period March 1, 2007 to August 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on each class of each of the funds' actual expense ratios and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the annualized expense ratios, shown in the table above, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the six month period).

SM&R ALGER TECHNOLOGY FUND

MANAGER DISCUSSION

INVESTMENT OBJECTIVE: The SM&R Alger Technology Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 85% of its total assets in the equity securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or benefit significantly from technological advances and improvements. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on the stocks of rapidly growing companies undergoing positive dynamic change. Over the twelve months ending August 31, 2007, the inherent technology focus of the Fund helped relative performance as technology stocks as a whole outperformed the broader market.

MARKET REVIEW: The twelve months ending August 31, 2007 was a decidedly positive time period for the domestic equity markets. The Dow Jones Industrial Average was up more than 20%, the Nasdaq Composite was up nearly 19%, and the S&P 500 index was up over 15%. Within market capitalization ranges, although all market capitalizations fared well, mid cap stocks led the way. The Russell MidCap (representing mid cap stocks) was up 16%, the Russell 1000 (representing large cap stocks) posted returns greater than 15%, and the Russell 2000 (representing small cap stocks) returned more than 11%. In regard to the growth/value spectrum, for the first time in several years, growth stocks notably outpaced their value counterparts. The Russell MidCap Growth was up 19.31% while the Russell MidCap Value was up 12.43%, the Russell 1000 Growth was up 17.70% while the Russell 1000 Value was up 12.85%, and the Russell 2000 Growth was up 16.36% while the Russell 2000 Value was up 6.64%.

Hidden within the lofty one year performance numbers listed above is a pullback that we saw in the markets this summer. Until mid-July, the markets were on a roll. But panic over the meltdown in the sub-prime mortgage space led to a bout of selling, and more troubling, created a deep sense of unease.

Given our view of the fundamental strength of many companies, of the global economy, and of the U.S. economy, we think it's likely that the panic will abate, and soon. Because the current problems are occurring in the heart of Wall Street, they are generating substantial attention and causing significant angst. Unlike the volatility in emerging markets that we saw earlier this year, the meltdown of the sub-prime mortgage space is directly impacting the bottom line of many Wall Street firms and hedge funds, not to mention several hundred thousand homeowners.

Overall, however, many--including Fed chairman Bernanke--have pointed out in recent weeks that the actual size of the sub-prime and related fallout is perhaps 1% of the overall U.S. economy (approximately $100 billion). Even if that figure is low, it is still dwarfed by the $55 trillion net worth of U.S. households.

Also, the recent sell-off has obscured the fact that earnings growth has been significantly better than Wall Street anticipated. At the beginning of the most recent reporting season, consensus expectations were for about 4.2% growth. By the time most companies reported at the end of August, the figure looked to be at least 8%. Once again, companies have been outperforming for the same reasons: global growth and low-ball estimates. Market pundits have been notably slow to adjust their expectations and, with the current swoon, the result has been a continued accentuation of the negative.

MARKET & ECONOMIC OUTLOOK: So where does this leave us? Is this the beginning of "the end"? We don't think so. This has been a five-year bull market since October 2002 and, like last summer's sell-off, we think this recent sell-off will not end this bull. First, the U.S. housing market--the origin of the mortgages and derivative securities based upon them--has been weakening for over a year now. Astute banks pulled back on sub-prime lending not this year, but two years ago. Some hedge funds, like those at Bear Stearns or Sowood Capital, similarly chased high yields, levered them up, and then couldn't support the margin calls when their positions declined in value. Frankly, highly levered hedge funds are meant to do just that--they are designed to generate outsized returns. Whether those returns will be positive or negative is another matter. Financial stocks have suffered and may continue (individually) to do so if their fundamentals continue to deteriorate. Perhaps we will even see further consolidation and fund failures triggered by failures of risk management. There will certainly be many hedge fund losses and closings, but there will also be some spectacular "winners."

As for the overall investing climate globally, the world economy has grown at a 5% annual pace for the past several years; according to BCA Research, this is the strongest expansion phase since 1960. We note that in the 1960s, PE multiples often ranged from 18 to 20x plus. Today, the S&P 500 trades at roughly 15x 2007 earnings. Second, many U.S. companies are benefiting from international sales to an extent never before seen. For the S&P 500, 30 to 40% of profits are derived overseas; in some sectors and companies, the percentage is much higher and the growth opportunity is unparalleled in both duration and scale. The weakness of the U.S. dollar is yet one more factor that has benefited U.S. companies doing business outside of the United States. Led by China, countries with excess trade balances with the U.S. will, we believe, increasingly look to recycle those surpluses by investing more broadly "overseas," and from their perspective, U.S. companies and assets will look very attractive.

Also, it's worth recalling that there have been similar pullbacks each year for at least the past three years and, each time, the markets came roaring back. Beginning in late June of 2004, the S&P 500 declined 7%, but then recovered beginning in mid-August, gaining nearly 8%. The market continued to gyrate ahead of the 2004 election, down almost 5% in October and then up nearly 12% after the election was over. In 2005, there was a late winter/early spring swoon of 7%, followed by a recovery of 9%. In May of 2006, triggered by a bout of global selling and concern over emerging markets, the S&P 500 declined nearly 8%, and then after mid-June rose more than 16% for the remainder of the year.

The current pullback has been a bit steeper, at about 10%, but it is still in the realm of normal given recent trends. There have been much steeper corrections in emerging markets over the past three years, followed by equally steep recoveries and subsequent gains. In each of those previous sell-offs, there was no dearth of commentary that some structural weakness in the markets was being exposed and, however accurate, the predictions of doom and gloom proved premature. This current imbroglio strikes us as more significant, insofar as it has brought to an end (at least for the time being) a level of promiscuous lending and unwise leverage in real estate and related investments. But the fundamentals of the economy, of companies in general, and of the domestic and global equity markets do not seem either weak or overvalued, and that is a powerful sign that what lies ahead is likely to be another round of gains rather than a sustained period of declines.

PORTFOLIO PERFORMANCE: The SM&R Alger Technology Fund returned 33.12% during the fiscal year ending August 31, 2007, outperforming the 23.13% return of the Lipper Science & Technology Fund index and the 15.13% return of the S&P 500 index.

Best regards,

Dan Chung, CFA, Portfolio Manager
SM&R Alger Technology Fund

[CHART]

    ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER
       TECHNOLOGY FUND, CLASS A, AT OFFERING PRICE, AND LIPPER SCIENCE AND
                        TECHNOLOGY INDEX AND THE S&P 500

                                                       LIPPER SCIENCE
                      SM&R ALGER                       AND TECHNOLOGY
                   TECHNOLOGY FUND        S&P 500          INDEX
                   ---------------    --------------   --------------
9/1/2000           $         9,497    $       10,000   $       10,000
12/31/2000         $         4,919    $        8,731   $        5,868
8/31/2001          $         3,077    $        7,561   $        3,680
12/31/2001         $         3,182    $        7,693   $        3,831
8/31/2002          $         1,586    $        6,201   $        2,249
12/31/2002         $         1,586    $        5,993   $        2,245
8/31/2003          $         2,460    $        6,949   $        3,110
12/31/2003         $         2,783    $        7,712   $        3,398
8/31/2004          $         2,308    $        7,745   $        2,920
12/31/2004         $         2,783    $        8,551   $        3,538
8/31/2005          $         2,868    $        8,717   $        3,532
12/31/2005         $         3,096    $        8,971   $        3,728
8/31/2006          $         2,925    $        9,491   $        3,637
12/31/2006         $         3,447    $       10,388   $        3,979
8/31/2007          $         3,893    $       10,928   $        4,478

SM&R Alger Technology Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/07. Inception date of these classes is 09/01/00.

                   ONE         FIVE         SINCE
                  YEAR         YEAR       INCEPTION
                ---------    --------    -----------
Class A             26.54%      18.43%        -12.61%
Class B             27.02%      19.19%        -11.99%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[CHART]

                               SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Consumer Discretionary             10.09%
Energy                              1.26%
Financials                          1.82%
Health Care                         3.16%
Industrials                         1.89%
Information Technology             75.87%
Miscellaneous                       3.36%
Telecommunication Services          2.55%

SCHEDULE OF INVESTMENTS  August 31, 2007

SM&R ALGER TECHNOLOGY FUND

                                                                           SHARES       VALUE
COMMON STOCK

CONSUMER DISCRETIONARY--

BROADCASTING--1.13%
Unica Corp. *                                                                 1,310   $   13,388

HOTELS, RESTAURANTS & LEISURE--1.02%
Ctrip.com International Ltd. ADR                                                285       12,110

INTERNET & CATALOG RETAIL--3.01%
eBay Inc. *                                                                   1,045       35,634

MEDIA--4.97%
DreamWorks Animation SKG, Inc. (Class A) *                                    1,075       33,164
XM Satellite Radio Holdings Inc. (Class A) *                                  2,055       25,626
                                                                                      ----------
                                                                                          58,790
                                                                                      ----------
                                  TOTAL CONSUMER DISCRETIONARY--10.13%                   119,922
                                                                                      ----------
ENERGY--

ENERGY & ENERGY SERVICES--1.27%
JA Solar Holdings Co Ltd. ADR *                                                 410       15,035
                                                                                      ----------
                                                   TOTAL ENERGY--1.27%                    15,035
                                                                                      ----------
FINANCIALS--

FINANCIAL SERVICES--1.83%
Exlservice Holdings Inc. *                                                      465        8,835
WNS Holdings Ltd. ADR *                                                         705       12,866
                                                                                      ----------
                                                                                          21,701
                                                                                      ----------
                                               TOTAL FINANCIALS--1.83%                    21,701
                                                                                      ----------
HEALTH CARE--

MEDICAL DEVICES--1.53%
Northstar Neuroscience, Inc. *                                                1,595       18,119

MEDICAL TECHNOLOGY--1.65%
Allscripts Healthcare Solutions, Inc. *                                         860       19,445
                                                                                      ----------
                                              TOTAL HEALTH CARE--3.18%                    37,564
                                                                                      ----------
INDUSTRIALS--

COMMERCIAL SERVICES & SUPPLIES--1.90%
Net 1 UEPS Technologies, Inc. *                                                 910       22,486
                                                                                      ----------
                                              TOTAL INDUSTRIALS--1.90%                    22,486
                                                                                      ----------

INFORMATION TECHNOLOGY--

COMMUNICATIONS--3.79%
Research In Motion Ltd. *                                                       525       44,840

COMMUNICATIONS EQUIPMENT--9.11%
Ciena Corp. *                                                                   315       11,932
Cisco Systems, Inc. *                                                         1,395       44,528
Corning Inc.                                                                  1,765       41,248
QUALCOMM Inc.                                                                   255       10,172
                                                                                      ----------
                                                                                         107,880

COMPUTER RELATED & BUSINESS SERVICES--7.19%
Apple Inc. *                                                                    175       24,234
MEMC Electronic Materials, Inc. *                                               800       49,136
Network Appliance, Inc. *                                                       420       11,701
                                                                                      ----------
                                                                                          85,071

COMPUTER SOFTWARE--4.88%
NVIDIA Corp. *                                                                  295   $   15,092
TIBCO Software Inc. *                                                         1,955       15,464
Visual Sciences, Inc. *                                                       1,475       27,184
                                                                                      ----------
                                                                                          57,740

COMPUTERS & PERIPHERALS--1.85%
SanDisk Corp. *                                                                 390       21,863

ELECTRONICS--3.33%
Nintendo Co., Ltd. ADR                                                          680       39,378

INTERNET SOFTWARE & SERVICES--12.43%
DealerTrack Holdings Inc. *                                                   1,185       45,267
Google Inc. (Class A) *                                                          65       33,491
Omniture, Inc. *                                                                880       21,833
Vocus, Inc. *                                                                   950       23,750
Yahoo! Inc. *                                                                 1,005       22,844
                                                                                      ----------
                                                                                         147,185

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--7.62%
Atheros Communications *                                                        890       26,620
KLA-Tencor Corp.                                                                430       24,712
Tessera Technologies Inc. *                                                   1,060       38,828
                                                                                      ----------
                                                                                          90,160
SEMICONDUCTORS--7.58%
Cree, Inc. *                                                                    440       11,704
QLogic Corp. *                                                                 1265       16,825
Spreadtrum Communications, Inc. *                                              1555       20,044
Varian Semiconductor Equipment Associates, Inc. *                               740       41,166
                                                                                      ----------
                                                                                          89,739

SEMICONDUCTORS CAPITAL EQUIPMENT--1.91%
SiRF Technology Holdings, Inc. *                                              1,345       22,677

SOFTWARE--16.51%
Activision, Inc. *                                                            1,180       22,998
Adobe Systems Inc. *                                                            555       23,726
Electronic Arts Inc. *                                                          395       20,911
Microsoft Corp.                                                               1,295       37,205
Quality Systems, Inc.                                                           555       20,452
Quest Software, Inc. *                                                        1,000       14,560
Synchronoss Technologies, Inc. *                                              1,600       55,584
                                                                                      ----------
                                                                                         195,436
                                                                                      ----------
                                  TOTAL INFORMATION TECHNOLOGY--76.20%                   901,969
                                                                                      ----------

TELECOMMUNICATION SERVICES--

WIRELESS TELECOMMUNICATION SERVICES--2.56%
American Tower Corp. (Class A) *                                                530       20,999
On2 Technologies, Inc. *                                                      6,250        9,313
                                                                                      ----------
                                                                                          30,312
                                                                                      ----------
                               TOTAL TELECOMMUNICATION SERVICES--2.56%                    30,312
                                                                                      ----------
                                            TOTAL COMMON STOCK--97.07%
                                                       (Cost $967,584)                 1,148,989
                                                                                      ----------

                                                                           SHARES       VALUE
MONEY MARKET FUND

SM&R Money Market Fund, 4.57% (a)                                            39,893   $   39,893
                                                                                      ----------
                                        TOTAL MONEY MARKET FUND--3.37%
                                                        (Cost $39,893)                    39,893
                                                                                      ----------
                                            TOTAL INVESTMENTS--100.44%
                                                     (Cost $1,007,477)                 1,188,882
                        LIABILITIES IN EXCESS OF OTHER ASSETS--(0.44)%                    (5,191)
                                                                                      ----------
                                                   NET ASSETS--100.00%                $1,183,691
                                                                                      ==========

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS
   (a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2007. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Alger Technology Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007

SM&R ALGER TECHNOLOGY FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $967,584)              $     1,148,989
Investment in affiliated money market fund (Cost $39,893)                              39,893
                                                                              ---------------
  Total investments (Cost $1,007,477)                                               1,188,882
Prepaid expenses                                                                        9,799
Receivable for:
  Dividends                                                                               346
  Expense reimbursement                                                                 2,915
                                                                              ---------------
                                                               TOTAL ASSETS         1,201,942
                                                                              ---------------

LIABILITIES
Capital stock reacquired                                                                2,030
Payable to investment adviser for fund expenses                                        10,825
Accrued:
  Investment advisory fees                                                              1,488
  Administrative service fees                                                             276
  Distribution fees                                                                     1,770
Other liabilities                                                                       1,862
                                                                              ---------------
                                                          TOTAL LIABILITIES            18,251
                                                                              ---------------
                                                                 NET ASSETS   $     1,183,691
                                                                              ===============

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                            918,468
Accumulated net realized gain (loss) on investments                                    83,818
Net unrealized appreciation of investments                                            181,405
                                                                              ---------------
                                                                 NET ASSETS   $     1,183,691
                                                                              ===============
NET ASSETS:
Class A                                                                               843,627
Class B                                                                               340,064
                                                                              ---------------
                                                           TOTAL NET ASSETS   $     1,183,691
                                                                              ===============

CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                      100,000,000
  Outstanding                                                                         205,737
Class B:
  Authorized                                                                      100,000,000
  Outstanding                                                                          83,196
Class A:
  Net asset value and redemption price per share                              $          4.10
  Offering price per share:
    (Net assets value of $4.10 / 95%)                                         $          4.32
Class B:
  Net asset value and offering price per share                                $          4.09

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2007

SM&R ALGER TECHNOLOGY FUND

INVESTMENT INCOME
Dividends                                                                                        $         3,197
Interest from affiliated money market fund                                                                 2,508
                                                                                                 ---------------
                                                                       TOTAL INVESTMENT INCOME             5,705
                                                                                                 ---------------
EXPENSES
Investment advisory fees                                                                                  18,330
Administrative service fees                                                                                2,850
Custody and transaction fees                                                                               5,588
Directors' fees and expenses                                                                               5,947
Compliance expenses                                                                                          226
Qualification fees
  Class A                                                                                                 10,103
  Class B                                                                                                  7,331
Shareholder reporting expenses
  Class A                                                                                                    376
  Class B                                                                                                    158
Distribution fees
  Class A                                                                                                  3,537
  Class B                                                                                                  3,472
Insurance expenses                                                                                           472
                                                                                                 ---------------
                                                                                TOTAL EXPENSES            58,390
                                                                      LESS EXPENSES REIMBURSED           (29,842)
                                                                                                 ---------------
                                                                                  NET EXPENSES            28,548
                                                                                                 ---------------
INVESTMENT INCOME (LOSS)--NET                                                                            (22,843)
                                                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments                                                                308,396
  Change in unrealized appreciation of investments                                                        81,317
                                                                                                 ---------------
NET GAIN (LOSS) ON INVESTMENTS                                                                           389,713
                                                                                                 ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  $       366,870
                                                                                                 ===============

STATEMENT OF CHANGES IN NET ASSETS

SM&R ALGER TECHNOLOGY FUND

                                                                                    YEAR ENDED AUGUST 31,
                                                                              ----------------------------------
                                                                                   2007               2006
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income (loss)--net                                               $       (22,843)   $       (23,613)
  Net realized gain (loss) on investments                                             308,396            100,512
  Change in unrealized appreciation of investments                                     81,317            (66,574)
                                                                              ---------------    ---------------
  Net increase (decrease) in net assets resulting from operations                     366,870             10,325
                                                                              ---------------    ---------------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                                            (295,662)            66,049
  Class B                                                                             (74,276)           (23,532)
                                                                              ---------------    ---------------
  Total capital share transactions--net                                              (369,938)            42,517
                                                                              ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (3,068)            52,842
NET ASSETS
  Beginning of year                                                                 1,186,759          1,133,917
                                                                              ---------------    ---------------
  End of year                                                                 $     1,183,691    $     1,186,759
                                                                              ===============    ===============

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R ALGER TECHNOLOGY FUND

                                                                                        CLASS A SHARES
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------------------
                                                                  2007          2006          2005        2004 (1)      2003 (1)
                                                               ----------    ----------    ----------    ----------    ----------
     Net asset value, beginning of year                        $     3.08    $     3.02    $     2.43    $     2.59    $     1.67
     Income (loss) from investment operations
       Investment income (loss)--net                                (0.07)        (0.05)        (0.04)        (0.06)        (0.04)
       Net realized and unrealized gain (loss) on investments        1.09          0.11          0.63         (0.10)         0.96
                                                               ----------    ----------    ----------    ----------    ----------
         Total from investment operations                            1.02          0.06          0.59         (0.16)         0.92
                                                               ----------    ----------    ----------    ----------    ----------
     Net asset value, end of year                              $     4.10    $     3.08    $     3.02    $     2.43    $     2.59
                                                               ==========    ==========    ==========    ==========    ==========
     Total return (2)                                               33.12%         1.99%        24.28%        (6.18)%       55.09%
                                                               ==========    ==========    ==========    ==========    ==========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year                                   $  843,627    $  870,234    $  798,200    $  585,844    $  449,337
     Ratio of expenses with reimbursement to average
       net assets (3)                                                1.94%         2.02%         2.10%         2.10%         2.10%
     Ratio of expenses without reimbursement to average
       net assets                                                    3.84%         4.45%         6.29%         6.15%        11.46%
     Ratio of net investment income (loss) to average
       net assets                                                   (1.52)%       (1.75)%       (1.36)%       (1.97)%       (1.84)%
     Portfolio turnover rate                                       121.18%       127.07%       269.32%       215.21%       291.66%

                                                                                        CLASS B SHARES
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------------------
                                                                  2007          2006          2005        2004 (1)      2003 (1)
                                                               ----------    ----------    ----------    ----------    ----------
     Net asset value, beginning of year                        $     3.06    $     3.03    $     2.46    $     2.64    $     1.68
     Income (loss) from investment operations
       Investment income (loss)--net                                (0.09)        (0.08)        (0.06)        (0.08)        (0.05)
       Net realized and unrealized gain (loss) on investments        1.12          0.11          0.63         (0.10)         1.01
                                                               ----------    ----------    ----------    ----------    ----------
         Total from investment operations                            1.03          0.03          0.57         (0.18)         0.96
                                                               ----------    ----------    ----------    ----------    ----------
     Net asset value, end of year                              $     4.09    $     3.06    $     3.03    $     2.46    $     2.64
                                                               ==========    ==========    ==========    ==========    ==========
     Total return (2)                                               33.66%         0.99%        23.17%        (6.82)%       57.14%
                                                               ==========    ==========    ==========    ==========    ==========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year                                   $  340,064    $  316,525    $  335,717    $  275,749    $  240,382
     Ratio of expenses with reimbursement to average
       net assets (3)                                                2.58%         2.67%         2.75%         2.75%         2.75%
     Ratio of expenses without reimbursement to average
       net assets                                                    5.64%         5.99%         8.53%         8.02%        14.16%
     Ratio of net investment income (loss) to average
       net assets                                                   (2.16)%       (2.40)%       (2.01)%       (2.62)%       (2.48)%
     Portfolio turnover rate                                       121.18%       127.07%       269.32%       215.21%       291.66%

(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Does not include the effect of sales charge.
(3) SM&R voluntarily agreed to waive or reduce expenses to 2.10% for Class A and 2.75% for Class B until December 31, 2007.

See notes to financial statements.

SM&R ALGER AGGRESSIVE GROWTH FUND

MANAGER DISCUSSION

INVESTMENT OBJECTIVE: The SM&R Alger Aggressive Growth Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 85% of its total assets in the equity securities of companies listed on U.S. exchanges or in the over-the-counter market. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on the stocks of rapidly growing companies undergoing positive dynamic change. Over the twelve months ending August 31, 2007, management's growth stock bias provided an advantage as the Russell 3000 Growth index outperformed the Russell 3000 Value index by over 5%.

MARKET REVIEW: The twelve months ending August 31, 2007 was a decidedly positive time period for the domestic equity markets. The Dow Jones Industrial Average was up more than 20%, the Nasdaq Composite was up nearly 19%, and the S&P 500 index was up over 15%. Within market capitalization ranges, although all market capitalizations fared well, mid cap stocks led the way. The Russell MidCap (representing mid cap stocks) was up 16%, the Russell 1000 (representing large cap stocks) posted returns greater than 15%, and the Russell 2000 (representing small cap stocks) returned more than 11%. In regard to the growth/value spectrum, for the first time in several years, growth stocks notably outpaced their value counterparts. The Russell MidCap Growth was up 19.31% while the Russell MidCap Value was up 12.43%, the Russell 1000 Growth was up 17.70% while the Russell 1000 Value was up 12.85%, and the Russell 2000 Growth was up 16.36% while the Russell 2000 Value was up 6.64%.

Hidden within the lofty one year performance numbers listed above is a pullback that we saw in the markets this summer. Until mid-July, the markets were on a roll. But panic over the meltdown in the sub-prime mortgage space led to a bout of selling, and more troubling, created a deep sense of unease.

Given our view of the fundamental strength of many companies, of the global economy, and of the U.S. economy, we think it's likely that the panic will abate, and soon. Because the current problems are occurring in the heart of Wall Street, they are generating substantial attention and causing significant angst. Unlike the volatility in emerging markets that we saw earlier this year, the meltdown of the sub-prime mortgage space is directly impacting the bottom line of many Wall Street firms and hedge funds, not to mention several hundred thousand homeowners.

Overall, however, many--including Fed chairman Bernanke--have pointed out in recent weeks that the actual size of the sub-prime and related fallout is perhaps 1% of the overall U.S. economy (approximately $100 billion). Even if that figure is low, it is still dwarfed by the $55 trillion net worth of U.S. households.

Also, the recent sell-off has obscured the fact that earnings growth has been significantly better than Wall Street anticipated. At the beginning of the most recent reporting season, consensus expectations were for about 4.2% growth. By the time most companies reported at the end of August, the figure looked to be at least 8%. Once again, companies have been outperforming for the same reasons: global growth and low-ball estimates. Market pundits have been notably slow to adjust their expectations and, with the current swoon, the result has been a continued accentuation of the negative.

MARKET & ECONOMIC OUTLOOK: So where does this leave us? Is this the beginning of "the end"? We don't think so. This has been a five-year bull market since October 2002 and, like last summer's sell-off, we think this recent sell-off will not end this bull. First, the U.S. housing market--the origin of the mortgages and derivative securities based upon them--has been weakening for over a year now. Astute banks pulled back on sub-prime lending not this year, but two years ago. Some hedge funds, like those at Bear Stearns or Sowood Capital, similarly chased high yields, levered them up, and then couldn't support the margin calls when their positions declined in value. Frankly, highly levered hedge funds are meant to do just that--they are designed to generate outsized returns. Whether those returns will be positive or negative is another matter. Financial stocks have suffered and may continue (individually) to do so if their fundamentals continue to deteriorate. Perhaps we will even see further consolidation and fund failures triggered by failures of risk management. There will certainly be many hedge fund losses and closings, but there will also be some spectacular "winners."

As for the overall investing climate globally, the world economy has grown at a 5% annual pace for the past several years; according to BCA Research, this is the strongest expansion phase since 1960. We note that in the 1960s, PE multiples often ranged from 18 to 20x plus. Today, the S&P 500 trades at roughly 15x 2007 earnings. Second, many U.S. companies are benefiting from international sales to an extent never before seen. For the S&P 500, 30 to 40% of profits are derived overseas; in some sectors and companies, the percentage is much higher and the growth opportunity is unparalleled in both duration and scale. The weakness of the U.S. dollar is yet one more factor that has benefited U.S. companies doing business outside of the United States. Led by China, countries with excess trade balances with the U.S. will, we believe, increasingly look to recycle those surpluses by investing more broadly "overseas," and from their perspective, U.S. companies and assets will look very attractive.

Also, it's worth recalling that there have been similar pullbacks each year for at least the past three years and, each time, the markets came roaring back. Beginning in late June of 2004, the S&P 500 declined 7%, but then recovered beginning in mid-August, gaining nearly 8%. The market continued to gyrate ahead of the 2004 election, down almost 5% in October and then up nearly 12% after the election was over. In 2005, there was a late winter/early spring swoon of 7%, followed by a recovery of 9%. In May of 2006, triggered by a bout of global selling and concern over emerging markets, the S&P 500 declined nearly 8%, and then after mid-June rose more than 16% for the remainder of the year.

The current pullback has been a bit steeper, at about 10%, but it is still in the realm of normal given recent trends. There have been much steeper corrections in emerging markets over the past three years, followed by equally steep recoveries and subsequent gains. In each of those previous sell-offs, there was no dearth of commentary that some structural weakness in the markets was being exposed and, however accurate, the predictions of doom and gloom proved premature. This current imbroglio strikes us as more significant, insofar as it has brought to an end (at least for the time being) a level of promiscuous lending and unwise leverage in real estate and related investments. But the fundamentals of the economy, of companies in general, and of the domestic and global equity markets do not seem either weak or overvalued, and that is a powerful sign that what lies ahead is likely to be another round of gains rather than a sustained period of declines.

PORTFOLIO PERFORMANCE: It was another strong twelve month period for the SM&R Alger Aggressive Growth Fund. The Fund returned 30.71% during the fiscal year ended August 31, 2007 versus returns of 15.13% for the S&P 500 index and 18.65% for the Lipper Multi-Cap Growth Fund index. Relative to the S&P 500 index, the Fund benefited from solid security selection in all ten sectors. The greatest impact came from our stock selection in the Financials, Consumer Discretionary, Industrials, Health Care, Energy, Materials and Information Technology sectors. At the sector level, there were no detractors for the one year time period.

Best regards,

Patrick Kelly, CFA, Portfolio Manager
SM&R Alger Aggressive Growth Fund

[CHART]

       ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R
      ALGER AGGRESSIVE GROWTH FUND, CLASS A, AT OFFERING PRICE, AND LIPPER
                     MULTI-CAP GROWTH INDEX AND THE S&P 500

                    SM&R ALGER
                    AGGRESSIVE                   LIPPER MULTI-CAP
                    GROWTH FUND      S&P 500       GROWTH INDEX
                   -------------    ---------    ----------------
9/1/2000           $       9,497    $  10,000    $         10,000
12/31/2000         $       6,809    $   8,731    $          7,528
8/31/2001          $       5,613    $   7,561    $          5,579
12/31/2001         $       5,727    $   7,693    $          5,731
8/31/2002          $       4,027    $   6,201    $          4,116
12/31/2002         $       3,751    $   5,993    $          4,022
8/31/2003          $       4,710    $   6,949    $          4,987
12/31/2003         $       5,024    $   7,712    $          5,445
8/31/2004          $       4,568    $   7,745    $          5,220
12/31/2004         $       5,394    $   8,551    $          6,058
8/31/2005          $       5,764    $   8,717    $          6,265
12/31/2005         $       6,182    $   8,971    $          6,611
8/31/2006          $       6,553    $   9,491    $          6,579
12/31/2006         $       7,273    $  10,388    $          7,220
8/31/2007          $       8,565    $  10,928    $          7,806

SM&R Alger Aggressive Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/07. Inception date of these classes is 09/01/00.

                   ONE         FIVE         SINCE
                  YEAR         YEAR       INCEPTION
                ---------    --------    -----------
Class A           24.23%      15.12%        -2.19%
Class B           23.44%      15.26%        -2.13%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Consumer Discretionary             16.01%
Consumer Staples                    4.93%
Energy                              8.21%
Financials                         10.61%
Health Care                        13.38%
Industrials                        13.06%
Information Technology             27.37%
Materials                           2.24%
Miscellaneous                       0.74%
Telecommunication Services          3.45%

SCHEDULE OF INVESTMENTS  August 31, 2007

SM&R ALGER AGGRESSIVE GROWTH FUND

                                                                           SHARES       VALUE
COMMON STOCK

CONSUMER DISCRETIONARY--

CASINOS & RESORTS--1.91%
Bally Technologies Inc. *                                                     1,890   $   62,691

HOTELS, RESTAURANTS & LEISURE--3.08%
Ctrip.com International Ltd. ADR                                                390       16,571
MGM Mirage *                                                                    235       19,733
Penn National Gaming, Inc. *                                                    635       37,338
Starbucks Corp. *                                                               995       27,412
                                                                                      ----------
                                                                                         101,054

INTERNET & CATALOG RETAIL--2.00%
eBay Inc. *                                                                   1,930       65,813

LEISURE & ENTERTAINMENT--0.33%
Cinemark Holdings, Inc.                                                         600       10,788

LEISURE EQUIPMENT & PRODUCTS--0.35%
Smith & Wesson Holding Corp. *                                                  545       11,445

MEDIA--3.24%
Dolby Laboratiories Inc. *                                                    1,000       36,430
DreamWorks Animation SKG, Inc. (Class A) *                                      980       30,233
Focus Media Holding Ltd. ADR *                                                  620       24,967
NeuStar, Inc. (Class A) *                                                       470       14,861
                                                                                      ----------
                                                                                         106,491

RESTAURANTS & LODGING--2.59%
Hilton Hotels Corp.                                                           1,855       85,237

RETAILING--1.62%
CVS Caremark Corp.                                                            1,405       53,137

TEXTILES, APPAREL & LUXURY GOODS--1.05%
Iconix Brand Group, Inc. *                                                    1,660       34,412
                                                                                      ----------
                                  TOTAL CONSUMER DISCRETIONARY--16.17%                   531,068
                                                                                      ----------

CONSUMER STAPLES--

HOUSEHOLD PRODUCTS--.93%
Procter & Gamble Co. (The)                                                      470       30,696

TOBACCO--4.05%
Altria Group, Inc.                                                            1,915      132,920
                                                                                      ----------
                                         TOTAL CONSUMER STAPLES--4.98%                   163,616
                                                                                      ----------
ENERGY--

ENERGY & ENERGY SERVICES--2.39%
Exterran Holdings Inc. *                                                        695       53,862
Diamond Offshore Drilling, Inc.                                                 155       16,300
First Solar, Inc. *                                                              80        8,299
                                                                                      ----------
                                                                                          78,461
ENERGY EQUIPMENT & SERVICES--3.84%
National-Oilwell Varco Inc. *                                                   105       13,440
Weatherford International Ltd. *                                              1,930      112,673
                                                                                      ----------
                                                                                         126,113
OIL & GAS--1.77%
Petrobank Energy & Resources Ltd. *                                           1,535       45,316
Range Resources Corp.                                                           100        3,631
Warren Resources Inc. *                                                         785        9,279
                                                                                      ----------
                                                                                          58,226

OIL WELL EQUIPMENT & DRILLING--.30%
Concho Resources Inc. *                                                         765   $    9,708
                                                                                      ----------
                                                   TOTAL ENERGY--8.30%                   272,508
                                                                                      ----------
FINANCIALS--

CAPITAL MARKETS--1.09%
Lazard Ltd. (Class A)                                                           890       35,680

COMMERCIAL BANKS--0.26%
Bank of America Corp.                                                           170        8,616

DIVERSIFIED FINANCIAL SERVICES--5.03%
AllianceBernstein Holding LP                                                    475       39,240
CME Group Inc.                                                                  195      108,186
National Financial Partners Corp.                                               365       17,812
                                                                                      ----------
                                                                                         165,238

FINANCE--2.09%
IntercontinentalExchange Inc. *                                                 175       25,527
Nymex Holdings Inc.                                                             335       43,222
                                                                                      ----------
                                                                                          68,749

FINANCIAL SERVICES--1.27%
GFI Group Inc. *                                                                563       41,662

INSURANCE--0.98%
American International Group, Inc.                                              485       32,010
                                                                                      ----------
                                              TOTAL FINANCIALS--10.72%                   351,955
                                                                                      ----------
HEALTH CARE--

BIOTECHNOLOGY--5.10%
Illumina, Inc. *                                                                530       25,594
InterMune, Inc. *                                                               325        6,425
Neurocrine Biosciences, Inc. *                                                1,010       10,070
Onyx Pharmaceuticals, Inc. *                                                  1,040       41,205
Pharmion Corp. *                                                                510       20,915
Regeneron Pharmaceuticals, Inc. *                                               555       10,800
United Therapeutics Corp. *                                                     765       52,395
                                                                                      ----------
                                                                                         167,404

HEALTH CARE EQUIPMENT & SUPPLIES--5.11%
Cytyc Corp. *                                                                   675       28,849
Hologic, Inc. *                                                               1,911      101,570
Intuitive Surgical, Inc. *                                                      145       32,086
Thoratec Corp. *                                                                250        5,168
                                                                                      ----------
                                                                                         167,673

HEALTH CARE PROVIDERS & SERVICES--.88%
Cardinal Health, Inc.                                                           425       29,062

MEDICAL DEVICES--0.34%
Northstar Neuroscience, Inc. *                                                  985       11,190

PHARMACEUTICALS--2.09%
Abbott Laboratories                                                             770       39,971
Adams Respiratory Therapeutics, Inc. *                                          575       22,172
Salix Pharmaceuticals, Ltd. *                                                   575        6,624
                                                                                      ----------
                                                                                          68,767
                                                                                      ----------
                                             TOTAL HEALTH CARE--13.52%                   444,096
                                                                                      ----------

                                                                           SHARES       VALUE
COMMON STOCK

INDUSTRIALS--

AEROSPACE & DEFENSE--3.79%
Boeing Co. (The)                                                                195   $   18,856
General Dynamics Corp.                                                        1,345      105,663
                                                                                      ----------
                                                                                         124,519

AIRLINES--0.75%
ACE Aviation Holdings Inc. (Class A) *                                        1,045       24,489

BUSINESS SERVICES--0.92%
Endeavor Acquisition Corp. *                                                  2,760       30,084

COMMERCIAL SERVICES & SUPPLIES--2.08%
Monster Worldwide Inc. *                                                        665       22,743
Net 1 UEPS Technologies, Inc. *                                               1,845       45,590
                                                                                      ----------
                                                                                          68,333

CONSTRUCTION & ENGINEERING--0.57%
McDermott International, Inc. *                                                 195       18,718

INDUSTRIAL CONGLOMERATES--0.65%
General Electric Co.                                                            550       21,378

MACHINERY--4.44%
Cummins Inc.                                                                    845      100,065
Oshkosh Truck Corp.                                                             790       45,733
                                                                                      ----------
                                                                                         145,798
                                                                                      ----------
                                             TOTAL INDUSTRIALS--13.20%                   433,319
                                                                                      ----------

INFORMATION TECHNOLOGY--

COMMUNICATIONS--1.12%
Research in Motion Ltd. *                                                       145       12,384
Time Warner Telecom Inc. (Class A) *                                          1,105       24,255
                                                                                      ----------
                                                                                          36,639

COMMUNICATIONS EQUIPMENT--0.39%
Sonus Networks, Inc. *                                                        2,200       12,716

COMPUTER RELATED & BUSINESS SERVICES--3.06%
Apple Inc. *                                                                    345       47,776
Hewlett-Packard Co.                                                             240       11,844
MEMC Electronic Materials, Inc. *                                               490       30,096
Network Appliance, Inc. *                                                       385       10,726
                                                                                      ----------
                                                                                         100,442

COMPUTERS & PERIPHERALS--1.08%
SanDisk Corp. *                                                                 635       35,598

INTERNET SOFTWARE & SERVICES--7.69%
DealerTrack Holdings Inc. *                                                     797       30,445
Digital River, Inc. *                                                           595       27,584
Google Inc. (Class A) *                                                         220      113,355
SINA Corp. *                                                                  1,615       67,313
Switch and Data Facilities Co. *                                                210        3,629
Yahoo! Inc. *                                                                   455       10,342
                                                                                      ----------
                                                                                         252,668

SEMICONDUCTORS--3.24%
Intel Corp.                                                                   1,580       40,685
Lam Research Corp. *                                                            680       36,468
Varian Semiconductor Equipment Associates, Inc. *                               525       29,206
                                                                                      ----------
                                                                                         106,359

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--8.13%
Atheros Communications *                                                      1,920   $   57,427
ON Semiconductor Corp. *                                                     10,690      125,287
Rambus Inc. *                                                                   245        3,695
Tessera Technologies Inc. *                                                   2,195       80,403
                                                                                      ----------
                                                                                         266,812

SOFTWARE--2.95%
Adobe Systems Inc. *                                                            580       24,795
Microsoft Corp.                                                                 670       19,249
NAVTEQ Corp. *                                                                  585       36,855
Solera Holdings Inc. *                                                          880       16,086
                                                                                      ----------
                                                                                          96,985
                                                                                      ----------
                                  TOTAL INFORMATION TECHNOLOGY--27.66%                   908,219
                                                                                      ----------

MATERIALS--

CHEMICALS--0.87%
Celanese Corp. (Series A)                                                       660       23,707
Zoltek Companies, Inc. *                                                        120        4,955
                                                                                      ----------
                                                                                          28,662

METALS--0.14%
SXR Uranium One, Inc. *                                                         440        4,775

METALS & MINING--0.74%
Paladin Resources Ltd. *                                                      4,900       24,353

MINING--0.51%
Freeport-McMoRan Copper & Gold, Inc.                                            190       16,610
                                                                                      ----------
                                                TOTAL MATERIALS--2.26%                    74,400
                                                                                      ----------

TELECOMMUNICATION SERVICES--

WIRELESS TELECOMMUNICATION SERVICES--3.49%
America Movil S.A.B. de C.V. (Series L) ADR                                     570       34,462
American Tower Corp. (Class A) *                                                643       25,476
NII Holdings Inc. *                                                             690       54,634
                                                                                      ----------
                                                                                         114,572
                                                                                      ----------
                               TOTAL TELECOMMUNICATION SERVICES--3.49%                   114,572
                                                                                      ----------
                                           TOTAL COMMON STOCK--100.30%
                                                     (Cost $3,113,213)                 3,293,753
                                                                                      ----------

MONEY MARKET FUND
SM&R Money Market Fund, 4.57% (a)                                            24,511       24,511
                                                                                      ----------
                                        TOTAL MONEY MARKET FUND--0.75%
                                                        (Cost $24,511)                    24,511
                                                                                      ----------
                                            TOTAL INVESTMENTS--101.05%
                                                     (Cost $3,137,724)                 3,318,264
                        LIABILITIES IN EXCESS OF OTHER ASSETS--(1.05)%                   (34,488)
                                                                                      ----------
                                                   NET ASSETS--100.00%                $3,283,776
                                                                                      ==========

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS
   (a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2007. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Alger Aggressive Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007

SM&R ALGER AGGRESSIVE GROWTH FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $3,113,213)            $     3,293,753
Investment in affiliated money market fund (Cost $24,511)                              24,511
                                                                              ---------------
  Total investments (Cost $3,137,724)                                               3,318,264
Prepaid expenses                                                                       10,427
Receivable for:
  Investment securities sold                                                           61,406
  Dividends                                                                               416
  Expense reimbursement                                                                 6,254
                                                                              ---------------
                                                               TOTAL ASSETS         3,396,767
                                                                              ---------------

LIABILITIES
Investment securities purchased                                                        82,068
Capital stock reacquired                                                                7,947
Payable to investment adviser for fund expenses                                        11,991
Accrued:
  Investment advisory fees                                                              2,882
  Administrative service fees                                                             686
  Distribution fees                                                                     4,704
Other liabilities                                                                       2,713
                                                                              ---------------
                                                          TOTAL LIABILITIES           112,991
                                                                              ---------------
                                                                 NET ASSETS   $     3,283,776
                                                                              ===============

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                          2,441,844
Accumulated net realized gain (loss) on investments                                   661,392
Net unrealized appreciation of investments                                            180,540
                                                                              ---------------
                                                                 NET ASSETS   $     3,283,776
                                                                              ===============
NET ASSETS:
Class A                                                                             2,215,164

Class B                                                                             1,068,612
                                                                              ---------------
                                                           TOTAL NET ASSETS   $     3,283,776
                                                                              ===============

CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                      100,000,000
  Outstanding                                                                         280,321

Class B:
  Authorized                                                                      100,000,000
  Outstanding                                                                         142,603

Class A:
  Net asset value and redemption price per share                              $          7.90
  Offering price per share:
    (Net assets value of $7.89 / 95%)                                         $          8.32

Class B:
Net asset value and offering price per share                                  $          7.49

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2007

SM&R ALGER AGGRESSIVE GROWTH FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $23)                                                   $        22,174
Interest from affiliated money market fund                                                                 2,592
                                                                                                 ---------------
                                                                      TOTAL INVESTMENT INCOME             24,766
                                                                                                 ---------------
EXPENSES
Investment advisory fees                                                                                  32,202
Administrative service fees                                                                                7,667
Professional fees                                                                                            226
Custody and transaction fees                                                                              43,419
Directors' fees and expenses                                                                               5,947
Compliance expenses                                                                                          459
Qualification fees
  Class A                                                                                                 10,260
  Class B                                                                                                  7,765
Shareholder reporting expenses
  Class A                                                                                                    929
  Class B                                                                                                    472
Distribution fees
  Class A                                                                                                  7,220
  Class B                                                                                                 10,041
Insurance expenses                                                                                         1,035
                                                                                                 ---------------
                                                                               TOTAL EXPENSES            127,642
                                                                     LESS EXPENSES REIMBURSED            (69,206)
                                                                                                 ---------------
                                                                                 NET EXPENSES             58,436
                                                                                                 ---------------
INVESTMENT INCOME (LOSS)--NET                                                                            (33,670)
                                                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments                                                                835,368
  Change in unrealized appreciation of investments                                                         4,393
                                                                                                 ---------------
NET GAIN (LOSS) ON INVESTMENTS                                                                           839,761
                                                                                                 ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  $       806,091
                                                                                                 ===============

STATEMENT OF CHANGES IN NET ASSETS

SM&R ALGER AGGRESSIVE GROWTH FUND

                                                                                    YEAR ENDED AUGUST 31,
                                                                              ----------------------------------
                                                                                    2007               2006
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income (loss)--net                                               $       (33,670)   $       (27,106)
  Net realized gain (loss) on investments                                             835,368            378,625
  Change in unrealized appreciation of investments                                      4,393            (69,943)
                                                                              ---------------    ---------------
  Net increase (decrease) in net assets resulting from operations                     806,091            281,576
                                                                              ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Capital gains
    Class A                                                                          (253,768)                --
    Class B                                                                          (127,269)                --
                                                                              ---------------    ---------------
Total distributions to shareholders                                                  (381,037)                --
                                                                              ---------------    ---------------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                                              76,278            252,756
  Class B                                                                              65,273             84,851
                                                                              ---------------    ---------------
  Total capital share transactions--net                                               141,551            337,607
                                                                              ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               566,605            619,183
NET ASSETS
  Beginning of year                                                                 2,717,171          2,097,988
                                                                              ---------------    ---------------
  End of year                                                                 $     3,283,776    $     2,717,171
                                                                              ===============    ===============

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R ALGER AGGRESSIVE GROWTH FUND

                                                                                        CLASS A SHARES
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------------------
                                                                  2007          2006          2005        2004 (1)      2003 (1)
                                                               ----------    ----------    ----------    ----------    ----------
     Net asset value, beginning of year                        $     6.90    $     6.07    $     4.81    $     4.96    $     4.24
     Income (loss) from investment operations
       Investment income (loss)--net                                (0.07)        (0.05)        (0.04)        (0.08)        (0.06)
       Net realized and unrealized gain (loss) on investments        2.04          0.88          1.30         (0.07)         0.78
                                                               ----------    ----------    ----------    ----------    ----------
         Total from investment operations                            1.97          0.83          1.26         (0.15)         0.72
     Less distributions
       Capital gains                                                (0.97)           --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
         Total distributions                                        (0.97)           --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
     Net asset value, end of year                              $     7.90    $     6.90    $     6.07    $     4.81    $     4.96
                                                               ==========    ==========    ==========    ==========    ==========
     Total return (2)                                               30.88%        13.67%        26.20%        (3.02)%       16.98%
                                                               ==========    ==========    ==========    ==========    ==========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year                                   $2,215,164    $1,845,307    $1,402,928    $1,034,437    $  994,871
     Ratio of expenses with reimbursement to average
       net assets (3)                                                1.69%         1.76%         1.85%         1.85%         1.85%
     Ratio of expenses without reimbursement to average
       net assets                                                    3.85%         4.02%         4.43%         4.17%         5.52%
     Ratio of net investment income (loss) to average
       net assets                                                   (0.89)%       (0.90)%       (0.68)%       (1.43)%       (1.27)%
     Portfolio turnover rate                                       269.59%       200.29%       167.62%       159.89%       179.56%

                                                                                        CLASS B SHARES
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------------------
                                                                  2007          2006          2005        2004 (1)      2003 (1)
                                                               ----------    ----------    ----------    ----------    ----------
     Net asset value, beginning of year                        $     6.62    $     5.87    $     4.69    $     4.87    $     4.19
     Income (loss) from investment operations
       Investment income (loss)--net                                (0.11)        (0.09)        (0.07)        (0.11)        (0.08)
       Net realized and unrealized gain (loss) on investments        1.95          0.84          1.25         (0.07)         0.76
                                                               ----------    ----------    ----------    ----------    ----------
         Total from investment operations                            1.84          0.75          1.18         (0.18)         0.68
     Less distributions
       Capital gains                                                (0.97)           --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
         Total distributions                                        (0.97)           --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
     Net asset value, end of year                              $     7.49    $     6.62    $     5.87    $     4.69    $     4.87
                                                               ==========    ==========    ==========    ==========    ==========
     Total return (2)                                               30.14%        12.78%        25.16%        (3.70)%       16.23%
                                                               ==========    ==========    ==========    ==========    ==========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year                                   $1,068,612    $  871,864    $  695,060    $  513,817    $  442,489
     Ratio of expenses with reimbursement to average
       net assets (3)                                                2.34%         2.41%         2.50%         2.50%         2.50%
     Ratio of expenses without reimbursement to average
       net assets                                                    4.78%         4.95%         5.75%         5.52%         7.36%
     Ratio of net investment income (loss) to average
       net assets                                                   (1.53)%       (1.55)%       (1.33)%       (2.09)%       (1.91)%
     Portfolio turnover rate                                       269.59%       200.29%       167.62%       159.89%       179.56%

(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Does not include the effect of sales charge.
(3) SM&R voluntarily agreed to waive or reduce expenses to 1.85% for Class A and 2.50% for Class B until December 31, 2007.

See notes to financial statements.

SM&R ALGER SMALL-CAP FUND

MANAGER DISCUSSION

INVESTMENT OBJECTIVE: The SM&R Alger Small-Cap Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 80% of its total assets in the equity securities of small-capitalization companies listed on U.S. exchanges or in the over-the-counter market. A small capitalization company is one that has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index. During the recent fiscal year, the management of the portfolio remained unchanged: a research intensive, bottom-up approach focusing on the stocks of rapidly growing companies undergoing positive dynamic change. Over the twelve months ending August 31, 2007, management's growth stock bias provided an advantage in the small cap space as the Russell 2000 Growth index outperformed the Russell 2000 Value index by nearly 10%.

MARKET REVIEW: The twelve months ending August 31, 2007 was a decidedly positive time period for the domestic equity markets. The Dow Jones Industrial Average was up more than 20%, the Nasdaq Composite was up nearly 19%, and the S&P 500 index was up over 15%. Within market capitalization ranges, although all market capitalizations fared well, mid cap stocks led the way. The Russell MidCap (representing mid cap stocks) was up 16%, the Russell 1000 (representing large cap stocks) posted returns greater than 15%, and the Russell 2000 (representing small cap stocks) returned more than 11%. In regard to the growth/value spectrum, for the first time in several years, growth stocks notably outpaced their value counterparts. The Russell MidCap Growth was up 19.31% while the Russell MidCap Value was up 12.43%, the Russell 1000 Growth was up 17.70% while the Russell 1000 Value was up 12.85%, and the Russell 2000 Growth was up 16.36% while the Russell 2000 Value was up 6.64%.

Hidden within the lofty one year performance numbers listed above is a pullback that we saw in the markets this summer. Until mid-July, the markets were on a roll. But panic over the meltdown in the sub-prime mortgage space led to a bout of selling, and more troubling, created a deep sense of unease.

Given our view of the fundamental strength of many companies, of the global economy, and of the U.S. economy, we think it's likely that the panic will abate, and soon. Because the current problems are occurring in the heart of Wall Street, they are generating substantial attention and causing significant angst. Unlike the volatility in emerging markets that we saw earlier this year, the meltdown of the sub-prime mortgage space is directly impacting the bottom line of many Wall Street firms and hedge funds, not to mention several hundred thousand homeowners.

Overall, however, many--including Fed chairman Bernanke--have pointed out in recent weeks that the actual size of the sub-prime and related fallout is perhaps 1% of the overall U.S. economy (approximately $100 billion). Even if that figure is low, it is still dwarfed by the $55 trillion net worth of U.S. households.

Also, the recent sell-off has obscured the fact that earnings growth has been significantly better than Wall Street anticipated. At the beginning of the most recent reporting season, consensus expectations were for about 4.2% growth. By the time most companies reported at the end of August, the figure looked to be at least 8%. Once again, companies have been outperforming for the same reasons: global growth and low-ball estimates. Market pundits have been notably slow to adjust their expectations and, with the current swoon, the result has been a continued accentuation of the negative.

MARKET & ECONOMIC OUTLOOK: So where does this leave us? Is this the beginning of "the end"? We don't think so. This has been a five-year bull market since October 2002 and, like last summer's sell-off, we think this recent sell-off will not end this bull. First, the U.S. housing market--the origin of the mortgages and derivative securities based upon them--has been weakening for over a year now. Astute banks pulled back on sub-prime lending not this year, but two years ago. Some hedge funds, like those at Bear Stearns or Sowood Capital, similarly chased high yields, levered them up, and then couldn't support the margin calls when their positions declined in value. Frankly, highly levered hedge funds are meant to do just that--they are designed to generate outsized returns. Whether those returns will be positive or negative is another matter. Financial stocks have suffered and may continue (individually) to do so if their fundamentals continue to deteriorate. Perhaps we will even see further consolidation and fund failures triggered by failures of risk management. There will certainly be many hedge fund losses and closings, but there will also be some spectacular "winners."

As for the overall investing climate globally, the world economy has grown at a 5% annual pace for the past several years; according to BCA Research, this is the strongest expansion phase since 1960. We note that in the 1960s, PE multiples often ranged from 18 to 20x plus. Today, the S&P 500 trades at roughly 15x 2007 earnings. Second, many U.S. companies are benefiting from international sales to an extent never before seen. For the S&P 500, 30 to 40% of profits are derived overseas; in some sectors and companies, the percentage is much higher and the growth opportunity is unparalleled in both duration and scale. The weakness of the U.S. dollar is yet one more factor that has benefited U.S. companies doing business outside of the United States. Led by China, countries with excess trade balances with the U.S. will, we believe, increasingly look to recycle those surpluses by investing more broadly "overseas," and from their perspective, U.S. companies and assets will look very attractive.

Also, it's worth recalling that there have been similar pullbacks each year for at least the past three years and, each time, the markets came roaring back. Beginning in late June of 2004, the S&P 500 declined 7%, but then recovered beginning in mid-August, gaining nearly 8%. The market continued to gyrate ahead of the 2004 election, down almost 5% in October and then up nearly 12% after the election was over. In 2005, there was a late winter/early spring swoon of 7%, followed by a recovery of 9%. In May of 2006, triggered by a bout of global selling and concern over emerging markets, the S&P 500 declined nearly 8%, and then after mid-June rose more than 16% for the remainder of the year.

The current pullback has been a bit steeper, at about 10%, but it is still in the realm of normal given recent trends. There have been much steeper corrections in emerging markets over the past three years, followed by equally steep recoveries and subsequent gains. In each of those previous sell-offs, there was no dearth of commentary that some structural weakness in the markets was being exposed and, however accurate, the predictions of doom and gloom proved premature. This current imbroglio strikes us as more significant, insofar as it has brought to an end (at least for the time being) a level of promiscuous lending and unwise leverage in real estate and related investments. But the fundamentals of the economy, of companies in general, and of the domestic and global equity markets do not seem either weak or overvalued, and that is a powerful sign that what lies ahead is likely to be another round of gains rather than a sustained period of declines.

PORTFOLIO PERFORMANCE: The fiscal year ended August 31, 2007 was another strong period for the SM&R Alger Small-Cap Fund. Over the twelve month period, the Fund returned 24.52% versus a return of 15.13% for the S&P 500 index and a return of 18.72% for the Lipper Small-Cap Growth Fund index. Relative to the S&P 500 index, the Fund benefited from solid security selection in nine out of ten sectors, with the greatest impact coming from our stock selection in the Consumer Staples, Health Care, Consumer Discretionary and Industrials sectors. Relative performance was also bolstered by an underweighting in the relatively weak Financials sector. Relative performance was hurt by an underweighting and slight underperformance in the strong Energy sector.

Best regards,

Jill Greenwald, CPA, Portfolio Manager
SM&R Alger Small-Cap Fund

[CHART]

    ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER SMALL-CAP FUND, CLASS A, AT OFFERING PRICE, AND LIPPER SMALL-CAP GROWTH INDEX
                                AND THE S&P 500

               SM&R ALGER
                SMALL CAP                                LIPPER
                  FUND            S&P 500        SMALL-CAP GROWTH INDEX
               ------------    --------------    ----------------------
9/1/2000         $  9,497         $ 10,000              $  10,000
12/31/2000       $  7,863         $  8,731              $   7,940
8/31/2001        $  5,261         $  7,561              $   6,676
12/31/2001       $  5,508         $  7,693              $   6,928
8/31/2002        $  4,112         $  6,201              $   5,049
12/31/2002       $  3,998         $  5,993              $   5,001
8/31/2003        $  5,185         $  6,949              $   6,619
12/31/2003       $  5,708         $  7,712              $   7,240
8/31/2004        $  5,442         $  7,745              $   6,607
12/31/2004       $  6,578         $  8,551              $   8,022
8/31/2005        $  7,218         $  8,717              $   8,263
12/31/2005       $  7,592         $  8,971              $   8,450
8/31/2006        $  8,029         $  9,491              $   8,534
12/31/2006       $  8,985         $ 10,388              $   9,350
8/31/2007        $  9,998         $ 10,928              $  10,131

SM&R Alger Small Cap Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/07.
Inception date of these classes is 09/01/00.

                  ONE      FIVE      SINCE
                  YEAR     YEAR    INCEPTION
                --------  ------   ---------
Class A          18.25%   18.21%       0.00%
Class B          17.58%   18.67%       0.37%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Consumer Discretionary       17.48%
Consumer Staples              1.28%
Energy                        6.28%
Financials                   10.42%
Health Care                  18.24%
Industrials                  16.70%
Information Technology       24.54%
Materials                     3.14%
Miscellaneous                 0.57%
Telecommunication Services    1.35%

SCHEDULE OF INVESTMENTS  August 31, 2007

SM&R ALGER SMALL-CAP FUND

                                                        SHARES          VALUE
COMMON STOCK

CONSUMER DISCRETIONARY--

APPAREL--0.81%
bebe stores, inc                                            2,395   $     33,410

AUTO COMPONENTS--2.22%
LKQ Corp. *                                                 1,680         52,046
Tenneco Inc. *                                              1,240         39,370
                                                                    ------------
                                                                          91,416
CASINOS & RESORTS--1.30%
Bally Technologies Inc. *                                   1,615         53,570

HOTELS, RESTAURANTS & LEISURE--2.11%
Ameristar Casinos, Inc.                                     1,450         41,919
McCormick & Schmicks Seafood Restaurants, Inc. *            1,700         45,050
                                                                    ------------
                                                                          86,969
INTERNET & CATALOG RETAIL--3.17%
Coldwater Creek Inc. *                                      2,150         26,746
GSI Commerce, Inc. *                                        1,315         30,258
Priceline.com Inc. *                                          670         55,597
VistaPrint Ltd. *                                             540         17,755
                                                                    ------------
                                                                         130,356
LEISURE EQUIPMENT & SERVICES--1.20%
LIFE TIME FITNESS, Inc. *                                     885         49,179

MEDIA--1.30%
NeuStar, Inc. (Class A) *                                   1,380         43,636
World Wresting Entertainment, Inc. (Class A)                  660          9,999
                                                                    ------------
                                                                          53,635
RETAILING--1.14%
Phillips-Van Heusen Corp.                                     805         46,875

SPECIALTY RETAIL--2.10%
Aeropostale, Inc. *                                         1,170         24,219
Carter's, Inc. *                                            1,460         28,820
DSW Inc. (Class A) *                                        1,090         33,190
                                                                    ------------
                                                                          86,229

TEXTILES, APPAREL & LUXURY GOODS--2.14%
Deckers Outdoor Corp. *                                       420         39,560
Iconix Brand Group, Inc. *                                  2,350         48,715
                                                                    ------------
                                                                          88,275
                                                                    ------------
              TOTAL CONSUMER DISCRETIONARY--17.49%                       719,914
                                                                    ------------
CONSUMER STAPLES--

FOOD PRODUCTS--1.28%

Hain Celestial Group Inc. (The) *                           1,795         52,522
                                                                    ------------
                     TOTAL CONSUMER STAPLES--1.28%                        52,522
                                                                    ------------
ENERGY--

ENERGY & ENERGY SERVICES--1.92%
Dril-Quip, Inc. *                                           1,055         49,648
Horizon Offshore, Inc. *                                    1,785         29,542
                                                                    ------------
                                                                          79,190

ENERGY EQUIPMENT & SERVICES--1.44%
North American Energy Partners Inc. *                       2,165   $     37,368
T-3 Energy Services, Inc. *                                   710         21,960
                                                                    ------------
                                                                          59,328
OIL & GAS--2.80%
Carrizo Oil & Gas, Inc. *                                     940         36,914
Mariner Energy Inc. *                                       1,910         40,053
Petrobank Energy & Resources Ltd. *                         1,295         38,231
                                                                    ------------
                                                                         115,198
OIL WELL EQUIPMENT & DRILLING--0.12%
Concho Resources Inc. *                                       375          4,759
                                                                    ------------
                               TOTAL ENERGY--6.28%                       258,475
                                                                    ------------

FINANCIALS--

CAPITAL MARKETS--1.80%
Cohen & Steers, Inc.                                          975         32,399
Greenhill & Co., Inc.                                         720         41,688
                                                                    ------------
                                                                          74,087
COMMERCIAL BANKS--3.54%
Boston Private Financial Holdings, Inc.                     1,580         42,897
First Midwest Bancorp, Inc.                                   940         32,233
Signature Bank *                                            1,395         48,211
Wintrust Financial Corp.                                      517         22,303
                                                                    ------------
                                                                         145,644
FINANCIAL SERVICES--1.66%
GFI Group Inc. *                                              740         54,760
WNS Holdings Ltd. ADR *                                       740         13,505
                                                                    ------------
                                                                          68,265
INSURANCE--1.10%
First Mercury Financial Corp. *                             2,220         45,244

REAL ESTATE MANAGEMENT--0.52%
HFF Inc. (Class A) *                                        1,835         21,433

THRIFTS & MORTGAGE FINANCE--0.77%
FirstFed Financial Corp. *                                    635         31,909

TRADING COMPANIES & DISTRIBUTORS--1.03%
Williams Scotsman International Inc. *                      1,550         42,330
                                                                    ------------
                          TOTAL FINANCIALS--10.42%                       428,912
                                                                    ------------
HEALTH CARE--

BIOTECHNOLOGY--8.08%
Arena Pharmaceuticals, Inc. *                               1,800         24,120
Illumina, Inc. *                                              870         42,012
InterMune, Inc. *                                             870         17,200
Neurocrine Biosciences, Inc. *                              2,060         20,538
Omrix Biopharmaceuticals, Inc. *                            1,320         46,213
Onyx Pharmaceuticals, Inc. *                                1,175         46,553
Progenics Pharmaceuticals, Inc. *                           1,410         32,529
Regeneron Pharmaceuticals, Inc. *                           1,355         26,368
Savient Pharmaceuticals Inc. *                              1,785         23,526
United Therapeutics Corp. *                                   780         53,422
                                                                    ------------
                                                                         332,481

                                                        SHARES          VALUE
COMMON STOCK

HEALTH CARE EQUIPMENT & SUPPLIES--3.75%
Hologic, Inc. *                                               900   $     47,835
Inverness Medical Innovations, Inc. *                         745         35,864
Kyphon Inc. *                                                 490         32,766
Thoratec Corp. *                                            1,828         37,785
                                                                    ------------
                                                                         154,250

HEALTH CARE PROVIDERS & SERVICES--3.19%
Gentiva Health Services, Inc. *                             1,035         21,466
PAREXEL International Corp. *                               1,302         55,999
Psychiatric Solutions, Inc. *                               1,460         53,816
                                                                    ------------
                                                                         131,281
MEDICAL DEVICES--0.59%
Dexcom Inc. *                                               2,665         24,518

MEDICAL TECHNOLOGY--1.67%
Allscripts Healthcare Solutions, Inc. *                     2,080         47,029
Acorda Therapeutics Inc. *                                  1,200         21,588
                                                                    ------------
                                                                          68,617
PHARMACEUTICALS--0.96%
Adams Respiratory Therapeutics, Inc. *                      1,030         39,717
                                                                    ------------
                         TOTAL HEALTH CARE--18.24%                       750,864
                                                                    ------------
INDUSTRIALS--

AEROSPACE--1.36%
BE Aerospace, Inc. *                                        1,430         55,727

AEROSPACE & DEFENSE--1.27%
Esterline Technologies Corp. *                              1,035         52,257

AIRLINES--0.83%
AirTran Holdings, Inc. *                                    3,250         34,157

BUSINESS SERVICES--0.86%
TeleTech Holdings, Inc. *                                   1,215         35,539

COMMERCIAL SERVICES & SUPPLIES--3.55%
American Reprographics Co. *                                1,385         33,836
FTI Consulting Inc. *                                       1,050         55,146
Geo Group Inc. (The) *                                      1,920         57,158
                                                                    ------------
                                                                         146,140

CONSTRUCTION & ENGINEERING--1.29%
URS Corp. *                                                   990         52,906

ELECTRICAL EQUIPMENT--1.36%
ITC Holdings Corp.                                          1,255         55,822

ENGINEERING--0.68%
Aecom Technology Corp. *                                     1045         28,079

MACHINERY--4.39%
Actuant Corp. (Class A)                                       835         50,927
Bucyrus International, Inc. (Class A)                         820         51,242
CLARCOR Inc.                                                  770         29,814
RBC Bearings Inc. *                                         1,375         48,812
                                                                    ------------
                                                                         180,795
MANUFACTORING--1.12%
Silgan Holdings Inc.                                          905         46,236
                                                                    ------------
                         TOTAL INDUSTRIALS--16.71%                       687,658
                                                                    ------------

INFORMATION TECHNOLOGY--

COMMUNICATIONS--1.91%
Dobson Communications Corp. (Class-A) *                     3,455   $     43,637
Time Warner Telecom Inc. (Class-A) *                        1,605         35,230
                                                                    ------------
                                                                          78,867
COMMUNICATIONS EQUIPMENT--3.98%
Foundry Networks, Inc. *                                    1,730         31,988
NICE Systems Ltd. *                                         1,510         53,424
Polycom, Inc. *                                             1,570         47,587
Sonus Networks, Inc. *                                      5,310         30,692
                                                                    ------------
                                                                         163,691
COMPUTER SOFTWARE--1.90%
TIBCO Software Inc. *                                       3,175         25,114
VeriFone Holdings, Inc. *                                   1,440         53,222
                                                                    ------------
                                                                          78,336
COMPUTERS & PERIPHERALS--0.87%
Synaptics Inc. *                                              825         35,723

INFORMATION TECHNOLOGY SERVICES--0.92%
SI International Inc. *                                     1,230         37,909

INTERNET SOFTWARE & SERVICES--5.67%
Acme Packet, Inc. *                                         2,125         31,833
DealerTrack Holdings Inc. *                                 1,290         49,278
Digital River, Inc. *                                         910         42,188
Internap Network Services Corp. *                           2,317         32,508
Omniture, Inc. *                                            1,255         31,137
Wright Express Corp. *                                      1,255         46,297
                                                                    ------------
                                                                         233,241

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.78%
Atheros Communications *                                    1,725         51,595
FormFactor Inc. *                                           1,180         53,525
ON Semiconductor Corp. *                                    4,255         49,869
Tessera Technologies Inc. *                                 1,140         41,758
                                                                    ------------
                                                                         196,747
SEMICONDUCTORS--0.71%
Cirrus Logic, Inc. *                                        4,275         29,113

SEMICONDUCTORS CAPITAL EQUIPMENT--0.55%
SiRF Technology Holdings, Inc. *                            1,350         22,761

SOFTWARE--3.26%
ANSYS, Inc. *                                               1,730         57,315
Solera Holdings Inc. *                                      1,415         25,866
Synchronoss Technologies, Inc. *                            1,465         50,894
                                                                    ------------
                                                                         134,075
                                                                    ------------
              TOTAL INFORMATION TECHNOLOGY--24.55%                     1,010,463
                                                                    ------------
MATERIALS--

CHEMICALS--0.91%
Zoltek Companies, Inc. *                                      910         37,574

METALS--0.79%
SXR Uranium One, Inc. *                                     3,015         32,719

                                                        SHARES         VALUE
COMMON STOCK

METALS & MINING--1.44%
Breakwater Resources, Ltd. *                                9,315   $     24,312
Thompson Creek Metals Co., Inc. *                           2,070         34,811
                                                                    ------------
                                                                          59,123
                                                                    ------------
                            TOTAL MATERIALS--3.14%                       129,416
                                                                    ------------
TELECOMMUNICATION SERVICES--

WIRELESS TELECOMMUNICATION SERVICES--1.35%
SBA Communications Corp. (Class A) *                        1,706         55,564
                                                                    ------------
           TOTAL TELECOMMUNICATION SERVICES--1.35%                        55,564
                                                                    ------------
                        TOTAL COMMON STOCK--99.46%
                                 (Cost $3,389,569)                     4,093,788
                                                                    ------------

MONEY MARKET FUND
SM&R Money Market Fund, 4.57% (a)                          23,434         23,434
                                                                    ------------
                    TOTAL MONEY MARKET FUND--0.57%
                                    (Cost $23,434)                        23,434
                                                                    ------------
                        TOTAL INVESTMENTS--100.03%                     4,117,222
                                 (Cost $3,413,003)                        (1,179)
                                                                    ------------
    LIABILITIES IN EXCESS OF OTHER ASSETS--(0.03)%                  $  4,116,043
                               NET ASSETS--100.00%                  ============

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS
     (a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2007. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Alger Small-Cap Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007

SM&R ALGER SMALL-CAP FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $3,389,569)   $     4,093,788
Investment in affiliated money market fund (Cost $23,434)                     23,434
                                                                     ---------------
   Total investments (Cost $3,413,003)                                     4,117,222
Prepaid expenses                                                              10,626
Receivable for:
   Investment securities sold                                                 39,016
   Capital stock sold                                                            642
   Dividends                                                                   1,197
   Expense reimbursement                                                       4,567
                                                                     ---------------
                                                      TOTAL ASSETS         4,173,270
                                                                     ---------------
LIABILITIES
Investment securities purchased                                               31,642
Payable to investment adviser for fund expenses                               12,426
Accrued:
   Investment advisory fees                                                    3,486
   Administrative service fees                                                   872
   Distribution fees                                                           5,287
Other liabilities                                                              3,514
                                                                     ---------------
                                                 TOTAL LIABILITIES            57,227
                                                                     ---------------
                                                        NET ASSETS   $     4,116,043
                                                                     ===============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                 2,953,367
Accumulated net realized gain (loss) on investments                          458,457
Net unrealized appreciation of investments                                   704,219
                                                                     ---------------
                                                        NET ASSETS   $     4,116,043
                                                                     ===============
NET ASSETS:
Class A                                                                    3,196,394
Class B                                                                      919,649
                                                                     ---------------
                                                  TOTAL NET ASSETS   $     4,116,043
                                                                     ===============
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
   Authorized                                                            100,000,000
   Outstanding                                                               363,822

Class B:
   Authorized                                                            100,000,000
   Outstanding                                                               107,685

Class A:
   Net asset value and redemption price per share                    $          8.79
   Offering price per share: (Net assets value of $8.79 / 95%)       $          9.25

Class B:
   Net asset value and offering price per share                      $          8.54

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2007

SM&R ALGER SMALL-CAP FUND

INVESTMENT INCOME
Dividends                                                                           $      8,355
Interest from affiliated money market fund                                                 5,413
                                                                                    ------------
                                                          TOTAL INVESTMENT INCOME         13,768
                                                                                    ------------
EXPENSES
Investment advisory fees                                                                  39,055
Administrative service fees                                                                9,764
Professional fees                                                                            542
Custody and transaction fees                                                              23,792
Directors' fees and expenses                                                               5,947
Compliance expenses                                                                          552
Qualification fees
  Class A                                                                                  9,472
  Class B                                                                                  6,716
Shareholder reporting expenses
  Class A                                                                                  1,617
  Class B                                                                                    547
Distribution fees
  Class A                                                                                 10,462
  Class B                                                                                  9,163
Insurance expenses                                                                         1,309
                                                                                    ------------
                                                                   TOTAL EXPENSES        118,938
                                                         LESS EXPENSES REIMBURSED        (44,937)
                                                                                    ------------
                                                                     NET EXPENSES         74,001
                                                                                    ------------
INVESTMENT INCOME (LOSS)--NET                                                            (60,233)
                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments                                                558,690
  Change in unrealized appreciation of investments                                       353,058
                                                                                    ------------
NET GAIN (LOSS) ON INVESTMENTS                                                           911,748
                                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $    851,515
                                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS

SM&R ALGER SMALL-CAP FUND

                                                                        YEAR ENDED AUGUST 31,
                                                                    ----------------------------
                                                                        2007            2006
                                                                    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                    $    (60,233)   $    (40,604)
   Net realized gain (loss) on investments                               558,690         208,778
   Change in unrealized appreciation of investments                      353,058          37,298
                                                                    ------------    ------------
   Net increase (decrease) in net assets resulting from operations       851,515         205,472
                                                                    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Capital gains
     Class A                                                            (116,047)       (175,041)
     Class B                                                             (37,202)        (80,011)
                                                                    ------------    ------------
   Total distributions to shareholders                                  (153,249)       (255,052)
                                                                    ------------    ------------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                               176,967       1,130,748
   Class B                                                               (61,641)        222,922
                                                                    ------------    ------------
   Total capital share transactions--net                                 115,326       1,353,670
                                                                    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  813,592       1,304,090
NET ASSETS
   Beginning of year                                                   3,302,451       1,998,361
                                                                    ------------    ------------
   End of year                                                      $  4,116,043    $  3,302,451
                                                                    ============    ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R ALGER SMALL-CAP FUND

                                                                                CLASS A SHARES
                                                 ---------------------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                 ---------------------------------------------------------------------------
                                                    2007             2006            2005          2004 (1)        2003 (1)
                                                 -----------     -----------     -----------     -----------     -----------
     Net asset value, beginning of year          $      7.35     $      7.44     $      5.73     $      5.46     $      4.33
     Income (loss) from investment operations
       Investment income (loss)--net                   (0.11)          (0.08)          (0.10)          (0.10)          (0.07)
       Net realized and unrealized gain (loss)
         on investments                                 1.88            0.87            1.96            0.37            1.20
                                                 -----------     -----------     -----------     -----------     -----------
           Total from investment operations             1.77            0.79            1.86            0.27            1.13
     Less distributions
       Capital gains                                   (0.33)          (0.88)          (0.15)             --              --
                                                 -----------     -----------     -----------     -----------     -----------
           Total distributions                         (0.33)          (0.88)          (0.15)             --              --
                                                 -----------     -----------     -----------     -----------     -----------
     Net asset value, end of year                $      8.79     $      7.35     $      7.44     $      5.73     $      5.46
                                                 ===========     ===========     ===========     ===========     ===========
     Total return (2)                                  24.52%          11.24%          32.64%           4.94%          26.10%
                                                 ===========     ===========     ===========     ===========     ===========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year                     $ 3,196,394     $ 2,485,024     $ 1,388,538     $   978,028     $   789,625
     Ratio of expenses with reimbursement to
      average net assets (3)                            1.74%           1.79%           1.90%           1.90%           1.90%
     Ratio of expenses without reimbursement
      to average net assets                             2.79%           3.42%           4.55%           4.65%           6.89%
     Ratio of net investment income (loss) to
      average net assets                               (1.39)%         (1.31)%         (1.49)%         (1.70)%         (1.64)%
     Portfolio turnover rate                           80.59%          83.78%         126.84%         143.21%         131.48%

                                                                                CLASS B SHARES
                                                 ---------------------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                 ---------------------------------------------------------------------------
                                                    2007             2006            2005          2004 (1)        2003 (1)
                                                 -----------     -----------     -----------     -----------     -----------
     Net asset value, beginning of year          $      7.19     $      7.34     $      5.69     $      5.47     $       4.32
     Income (loss) from investment operations
       Investment income (loss)--net                   (0.17)          (0.13)          (0.14)          (0.14)           (0.10)
       Net realized and unrealized gain (loss)
         on investments                                 1.85            0.86            1.94            0.36             1.25
                                                 -----------     -----------     -----------     -----------     ------------
           Total from investment operations             1.68            0.73            1.80            0.22             1.15
     Less distributions
       Capital gains                                   (0.33)          (0.88)          (0.15)             --               --
                                                 -----------     -----------     -----------     -----------     ------------
           Total distributions                         (0.33)          (0.88)          (0.15)             --               --
                                                 -----------     -----------     -----------     -----------     ------------
     Net asset value, end of year                $      8.54     $      7.19     $      7.34     $      5.69     $       5.47
                                                 ===========     ===========     ===========     ===========     ============
     Total return (2)                                  23.79%          10.51%          31.80%           4.02%           26.62%
                                                 ===========     ===========     ===========     ===========     ============
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year                     $   919,649     $   817,427     $   609,823     $   453,751     $    372,330
     Ratio of expenses with reimbursement to
       average net assets (3)                           2.39%           2.46%           2.55%           2.55%            2.55%
     Ratio of expenses without reimbursement to
       average net assets                               3.87%           4.58%           6.06%           6.11%            9.05%
     Ratio of net investment income (loss) to
       average net assets                              (2.04)%         (1.97)%         (2.14)%         (2.35)%          (2.29)%
     Portfolio turnover rate                           80.59%          83.78%         126.84%         143.21%          131.48%

(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Does not include the effect of sales charge.
(3) SM&R voluntarily agreed to waive or reduce expenses to 1.90% for Class A and 2.55% for Class B until December 31, 2007.

See notes to financial statements.

SM&R ALGER GROWTH FUND

MANAGER DISCUSSION

INVESTMENT OBJECTIVE: The SM&R Alger Growth Fund seeks to achieve long-term capital appreciation. The fund normally invests at least 65% of its total assets in the equity securities of large companies listed on U.S. exchanges or in the over-the-counter market. The Fund considers a large company to have a market capitalization of $10 billion or greater. During the recent fiscal year, the management of the portfolio remained unchanged: a research intensive, bottom-up approach focusing on the stocks of rapidly growing companies undergoing positive dynamic change. Over the twelve months ending August 31, 2007, management's growth stock bias provided an advantage in the large cap space as the Russell 1000 Growth index outperformed the Russell 1000 Value index by nearly 5%.

MARKET REVIEW: The twelve months ending August 31, 2007 was a decidedly positive time period for the domestic equity markets. The Dow Jones Industrial Average was up more than 20%, the Nasdaq Composite was up nearly 19%, and the S&P 500 index was up over 15%. Within market capitalization ranges, although all market capitalizations fared well, mid cap stocks led the way. The Russell MidCap (representing mid cap stocks) was up 16%, the Russell 1000 (representing large cap stocks) posted returns greater than 15%, and the Russell 2000 (representing small cap stocks) returned more than 11%. In regard to the growth/value spectrum, for the first time in several years, growth stocks notably outpaced their value counterparts. The Russell MidCap Growth was up 19.31% while the Russell MidCap Value was up 12.43%, the Russell 1000 Growth was up 17.70% while the Russell 1000 Value was up 12.85%, and the Russell 2000 Growth was up 16.36% while the Russell 2000 Value was up 6.64%.

Hidden within the lofty one year performance numbers listed above is a pullback that we saw in the markets this summer. Until mid-July, the markets were on a roll. But panic over the meltdown in the sub-prime mortgage space led to a bout of selling, and more troubling, created a deep sense of unease.

Given our view of the fundamental strength of many companies, of the global economy, and of the U.S. economy, we think it's likely that the panic will abate, and soon. Because the current problems are occurring in the heart of Wall Street, they are generating substantial attention and causing significant angst. Unlike the volatility in emerging markets that we saw earlier this year, the meltdown of the sub-prime mortgage space is directly impacting the bottom line of many Wall Street firms and hedge funds, not to mention several hundred thousand homeowners.

Overall, however, many--including Fed chairman Bernanke--have pointed out in recent weeks that the actual size of the sub-prime and related fallout is perhaps 1% of the overall U.S. economy (approximately $100 billion). Even if that figure is low, it is still dwarfed by the $55 trillion net worth of U.S. households.

Also, the recent sell-off has obscured the fact that earnings growth has been significantly better than Wall Street anticipated. At the beginning of the most recent reporting season, consensus expectations were for about 4.2% growth. By the time most companies reported at the end of August, the figure looked to be at least 8%. Once again, companies have been outperforming for the same reasons: global growth and low-ball estimates. Market pundits have been notably slow to adjust their expectations and, with the current swoon, the result has been a continued accentuation of the negative.

MARKET & ECONOMIC OUTLOOK: So where does this leave us? Is this the beginning of "the end"? We don't think so. This has been a five-year bull market since October 2002 and, like last summer's sell-off, we think this recent sell-off will not end this bull. First, the U.S. housing market--the origin of the mortgages and derivative securities based upon them--has been weakening for over a year now. Astute banks pulled back on sub-prime lending not this year, but two years ago. Some hedge funds, like those at Bear Stearns or Sowood Capital, similarly chased high yields, levered them up, and then couldn't support the margin calls when their positions declined in value. Frankly, highly levered hedge funds are meant to do just that--they are designed to generate outsized returns. Whether those returns will be positive or negative is another matter. Financial stocks have suffered and may continue (individually) to do so if their fundamentals continue to deteriorate. Perhaps we will even see further consolidation and fund failures triggered by failures of risk management. There will certainly be many hedge fund losses and closings, but there will also be some spectacular "winners."

As for the overall investing climate globally, the world economy has grown at a 5% annual pace for the past several years; according to BCA Research, this is the strongest expansion phase since 1960. We note that in the 1960s, PE multiples often ranged from 18 to 20x plus. Today, the S&P 500 trades at roughly 15x 2007 earnings. Second, many U.S. companies are benefiting from international sales to an extent never before seen. For the S&P 500, 30 to 40% of profits are derived overseas; in some sectors and companies, the percentage is much higher and the growth opportunity is unparalleled in both duration and scale. The weakness of the U.S. dollar is yet one more factor that has benefited U.S. companies doing business outside of the United States. Led by China, countries with excess trade balances with the U.S. will, we believe, increasingly look to recycle those surpluses by investing more broadly "overseas," and from their perspective, U.S. companies and assets will look very attractive.

Also, it's worth recalling that there have been similar pullbacks each year for at least the past three years and, each time, the markets came roaring back. Beginning in late June of 2004, the S&P 500 declined 7%, but then recovered beginning in mid-August, gaining nearly 8%. The market continued to gyrate ahead of the 2004 election, down almost 5% in October and then up nearly 12% after the election was over. In 2005, there was a late winter/early spring swoon of 7%, followed by a recovery of 9%. In May of 2006, triggered by a bout of global selling and concern over emerging markets, the S&P 500 declined nearly 8%, and then after mid-June rose more than 16% for the remainder of the year.

The current pullback has been a bit steeper, at about 10%, but it is still in the realm of normal given recent trends. There have been much steeper corrections in emerging markets over the past three years, followed by equally steep recoveries and subsequent gains. In each of those previous sell-offs, there was no dearth of commentary that some structural weakness in the markets was being exposed and, however accurate, the predictions of doom and gloom proved premature. This current imbroglio strikes us as more significant, insofar as it has brought to an end (at least for the time being) a level of promiscuous lending and unwise leverage in real estate and related investments. But the fundamentals of the economy, of companies in general, and of the domestic and global equity markets do not seem either weak or overvalued, and that is a powerful sign that what lies ahead is likely to be another round of gains rather than a sustained period of declines.

PORTFOLIO PERFORMANCE: It was a strong twelve month period for the SM&R Alger Growth Fund. The Fund returned 26.88% versus a return of 15.13% for the S&P 500 index and a return of 16.90% for the Lipper Large-Cap Growth Fund index. Relative to the S&P 500 index, the Fund benefited from solid security selection within the Information Technology, Consumer Discretionary and Energy sectors. The Fund also benefited from an underweighting in the relatively weak Financials sector. Health Care was the only notably detracting sector.

Best regards,

Dan Chung, CFA, Portfolio Manager
SM&R Alger Growth Fund

[CHART]

    ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER GROWTH FUND, CLASS A, AT OFFERING PRICE, AND LIPPER LARGE-CAP GROWTH INDEX
                                 AND THE S&P 500

                   SM&R
                ALGER GROWTH
                    FUND                 S&P 500           LIPPER LARGE-CAP GROWTH INDEX
                ------------            ---------          -----------------------------
9/1/2000          $ 9,497                $10,000                     $10,000
12/31/2000        $ 7,265                $ 8,731                     $ 7,528
8/31/2001         $ 6,059                $ 7,561                     $ 5,579
12/31/2001        $ 6,125                $ 7,693                     $ 5,731
8/31/2002         $ 4,349                $ 6,201                     $ 4,372
12/31/2002        $ 4,065                $ 5,993                     $ 4,120
8/31/2003         $ 4,938                $ 6,949                     $ 4,855
12/31/2003        $ 5,423                $ 7,712                     $ 5,231
8/31/2004         $ 4,976                $ 7,745                     $ 4,993
12/31/2004        $ 5,689                $ 8,551                     $ 5,621
8/31/2005         $ 6,078                $ 8,717                     $ 5,766
12/31/2005        $ 6,306                $ 8,971                     $ 6,047
8/31/2006         $ 5,992                $ 9,491                     $ 5,852
12/31/2006        $ 6,577                $10,388                     $ 6,332
8/31/2007         $ 7,603                $10,928                     $ 6,841

SM&R Alger Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/07. Inception date of these classes is 09/01/00.

                 ONE     FIVE      SINCE
                 YEAR    YEAR    INCEPTION
                -----   -----    ---------
Class A         20.57%  10.68%       -3.84%
Class B         20.01%  10.89%       -3.76%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Consumer Discretionary             11.48%
Consumer Staples                    9.27%
Energy                              8.35%
Financials                          7.76%
Health Care                         8.74%
Industrials                        14.30%
Information Technology             27.95%
Materials                           6.36%
Miscellaneous                       0.58%
Telecommunication Services          3.36%
Utilities                           1.85%

SCHEDULE OF INVESTMENTS  August 31, 2007

SM&R ALGER GROWTH FUND

                                                                           SHARES        VALUE
COMMON STOCK

CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE--3.71%
MGM Mirage *                                                                    715   $    60,039
Royal Caribbean Cruises Ltd.                                                    375        14,261
Starbucks Corp. *                                                             1,725        47,524
                                                                                      -----------
                                                                                          121,824

INTERNET & CATALOG RETAIL--2.52%
eBay Inc. *                                                                   2,425        82,692

MEDIA--0.59%
XM Satellite Radio Holdings Inc. (Class A) *                                  1,555        19,391

MULTI-LINE RETAIL--1.48%
Costco Wholesale Corp.                                                          495        30,566
Target Corp.                                                                    275        18,131
                                                                                      -----------
                                                                                           48,697
RESTAURANTS & LODGING--2.21%
Hilton Hotels Corp.                                                           1,580        72,601

RETAILING--1.10%
CVS Caremark Corp.                                                              955        36,118
                                                                                      -----------
                                  TOTAL CONSUMER DISCRETIONARY--11.61%                    381,323
                                                                                      -----------
CONSUMER STAPLES--

BEVERAGES--1.50%
PepsiCo, Inc.                                                                   725        49,322

FOOD & STAPLES RETAILING--2.62%
Walgreen Co.                                                                    740        33,352
Whole Foods Market, Inc.                                                      1,190        52,669
                                                                                      -----------
                                                                                           86,021

FOOD PRODUCTS--1.53%
Kraft Foods Inc. (Class A)                                                    1,569        50,302

HOUSEHOLD PRODUCTS--2.14%
Procter & Gamble Co. (The)                                                    1,075        70,208

TOBACCO--1.59%
Altria Group, Inc.                                                              750        52,057
                                                                                      -----------
                                         TOTAL CONSUMER STAPLES--9.38%                    307,910
                                                                                      -----------
ENERGY--

ENERGY & ENERGY SERVICES--0.54%
First Solar, Inc. *                                                             170        17,636

ENERGY EQUIPMENT & SERVICES--5.80%
Cameron International Corp. *                                                   575        47,018
National-Oilwell Varco Inc. *                                                   710        90,880
Transocean Inc. *                                                               500        52,545
                                                                                      -----------
                                                                                          190,443

OIL & GAS--2.10%
EOG Resources, Inc.                                                             345        23,239
Valero Energy Corp.                                                             670        45,902
                                                                                      -----------
                                                                                           69,141
                                                                                      -----------
                                                   TOTAL ENERGY--8.44%                    277,220
                                                                                      -----------

FINANCIALS--

CAPITAL MARKETS--0.46%
Bear Stearns Companies Inc. (The)                                               140        15,212

DIVERSIFIED FINANCIAL SERVICES--4.10%
AllianceBernstein Holding LP                                                    400   $    33,044
CME Group Inc.                                                                  110        61,028
Lehman Brothers Holdings Inc.                                                   440        24,125
Morgan Stanley                                                                  265        16,528
                                                                                      -----------
                                                                                          134,725

FINANCE--0.87%
IntercontinentalExchange Inc. *                                                 195        28,445

FINANCIAL SERVICES--1.50%
UBS AG                                                                          940        49,106

INSURANCE--0.92%
American International Group, Inc.                                              460        30,360
                                                                                      -----------
                                               TOTAL FINANCIALS--7.85%                    257,848
                                                                                      -----------
HEALTH CARE--

HEALTH CARE EQUIPMENT & SUPPLIES--3.10%
Baxter International Inc.                                                       445        24,368
Intuitive Surgical, Inc. *                                                      350        77,448
                                                                                      -----------
                                                                                          101,816

HEALTH CARE PROVIDERS & SERVICES--2.71%
Cardinal Health, Inc.                                                           230        15,727
Health Net Inc. *                                                             1,335        73,145
                                                                                      -----------
                                                                                           88,872

PHARMACEUTICALS--3.03%
Abbott Laboratories                                                             910        47,238
Bristol-Myers Squibb Co.                                                        885        25,798
Wyeth                                                                           575        26,623
                                                                                      -----------
                                                                                           99,659
                                                                                      -----------
                                              TOTAL HEALTH CARE--8.84%                    290,347
                                                                                      -----------
INDUSTRIALS--

AEROSPACE & DEFENSE--2.86%
Boeing Co. (The)                                                                485        46,900
General Dynamics Corp.                                                          600        47,136
                                                                                      -----------
                                                                                           94,036

AIR FREIGHT & LOGISTICS--0.89%
FedEx Corp.                                                                     265        29,065

BUSINESS SERVICES--0.36%
Genpact Ltd. *                                                                  725        11,977

COMMERCIAL SERVICES & SUPPLIES--0.73%
Apollo Group, Inc. (Class A) *                                                  410        24,055

CONGLOMERATE--2.31%
ITT Corp.                                                                     1,115        75,809

INDUSTRIAL CONGLOMERATES--6.66%
3M Co.                                                                          770        70,062
General Electric Co.                                                          2,050        79,684
Textron Inc.                                                                  1,180        68,841
                                                                                      -----------
                                                                                          218,587

RAILROADS--0.66%
Norfolk Southern Corp.                                                          420        21,508
                                                                                      -----------
                                             TOTAL INDUSTRIALS--14.47%                    475,037
                                                                                      -----------

                                                                           SHARES        VALUE
COMMON STOCK

INFORMATION TECHNOLOGY--

COMMUNICATIONS--2.38%
Research In Motion Ltd. *                                                       915   $    78,150

COMMUNICATIONS EQUIPMENT--5.28%
Cisco Systems, Inc. *                                                         2,795        89,216
Corning Inc.                                                                  2,570        60,061
QUALCOMM Inc.                                                                   605        24,133
                                                                                      -----------
                                                                                          173,410
COMPUTER RELATED & BUSINESS SERVICES--5.24%
Apple Inc. *                                                                    485        67,163
MEMC Electronic Materials, Inc. *                                             1,710       105,028
                                                                                      -----------
                                                                                          172,191
COMPUTERS & PERIPHERALS--3.29%
Dell Inc. *                                                                   1,190        33,618
SanDisk Corp. *                                                               1,325        74,280
                                                                                      -----------
                                                                                          107,898
ELECTRONICS--2.64%
Nintendo Co., Ltd. ADR                                                        1,495        86,574

INTERNET SOFTWARE & SERVICES--2.53%
Google Inc. (Class A) *                                                          65        33,491
Yahoo! Inc. *                                                                 2,185        49,665
                                                                                      -----------
                                                                                           83,156
SEMICONDUCTORS--4.01%
Intel Corp.                                                                   2,435        62,701
Lam Research Corp. *                                                            725        38,882
Maxim Integrated Products, Inc.                                                 997        29,920
                                                                                      -----------
                                                                                          131,503
SOFTWARE--2.91%
Microsoft Corp.                                                               3,270        93,947
VMware Inc. (Class A) *                                                          25         1,722
                                                                                      -----------
                                                                                           95,669
                                                                                      -----------
                                  TOTAL INFORMATION TECHNOLOGY--28.28%                    928,551
                                                                                      -----------
MATERIALS--

CHEMICALS--1.11%
Monsato Co.                                                                     520        36,265

METALS & MINING--3.29%
Goldcorp, Inc.                                                                1,375        32,409
Peabody Energy Corp.                                                            665        28,269
Teck Cominco Ltd. (Class B)                                                   1,110        47,319
                                                                                      -----------
                                                                                          107,997
MINING--2.04%
Freeport-McMoRan Copper & Gold, Inc.                                            767        67,051
                                                                                      -----------
                                                TOTAL MATERIALS--6.44%                    211,313
                                                                                      -----------
TELECOMMUNICATION SERVICES--

WIRELESS TELECOMMUNICATION SERVICES--3.40%
American Tower Corp. (Class A) *                                              1,565        62,005
Nll Holdings Inc. *                                                             625        49,488
                                                                                      -----------
                                                                                          111,493
                                                                                      -----------
                               TOTAL TELECOMMUNICATION SERVICES--3.40%                    111,493
                                                                                      -----------
UTILITIES--

MULTI-UTILITIES & UNREGULATED POWER--1.88%
Veolia Environnement ADR                                                        800   $    61,560
                                                                                      -----------
                                                TOTAL UTILITIES--1.88%                     61,560
                                                                                      -----------
                                           TOTAL COMMON STOCK--100.59%
                                                     (Cost $2,889,493)                  3,302,602
                                                                                      -----------
MONEY MARKET FUND
SM&R Money Market Fund, 4.57% (a)                                            19,195        19,195
                                                                                      -----------
                                        TOTAL MONEY MARKET FUND--0.59%
                                                        (Cost $19,195)                     19,195
                                                                                      -----------
                                            TOTAL INVESTMENTS--101.18%
                                                     (Cost $2,908,688)                  3,321,797
                        LIABILITIES IN EXCESS OF OTHER ASSETS--(1.18)%                    (38,659)
                                                                                      -----------
                                                      NET ASSETS--100%                $ 3,283,138
                                                                                      ===========

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2007. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Alger Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007

SM&R ALGER GROWTH FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $2,889,493)                $     3,302,602
Investment in affiliated money market fund (Cost $19,195)                                  19,195
                                                                                  ---------------
  Total investments (Cost $2,908,688)                                                   3,321,797
Prepaid expenses                                                                           10,468
Receivable for:
  Investment securities sold                                                               16,066
  Dividends                                                                                 2,121
  Expense reimbursement                                                                     2,653
                                                                                  ---------------
                                                          TOTAL ASSETS                  3,353,105
                                                                                  ---------------
LIABILITIES
Investment securities purchased                                                            39,941
Capital stock reacquired                                                                    6,562
Payable to investment adviser for fund expenses                                            12,191
Accrued:
  Investment advisory fees                                                                  2,382
  Administrative service fees                                                                 701
  Distribution fees                                                                         5,037
Other liabilities                                                                           3,153
                                                                                  ---------------
                                                     TOTAL LIABILITIES                     69,967
                                                                                  ---------------
                                                            NET ASSETS            $     3,283,138
                                                                                  ===============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                              2,636,721
Accumulated net realized gain (loss) on investments                                       233,308
Net unrealized appreciation of investments                                                413,109
                                                                                  ---------------
                                                            NET ASSETS            $     3,283,138
                                                                                  ===============
NET ASSETS:
Class A                                                                                 2,062,835

Class B                                                                                 1,220,303
                                                                                  ---------------
                                                      TOTAL NET ASSETS            $     3,283,138
                                                                                  ===============
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                          100,000,000
  Outstanding                                                                             272,836

Class B:
  Authorized                                                                          100,000,000
  Outstanding                                                                             169,613

Class A:
  Net asset value and redemption price per share                                  $          7.56
  Offering price per share:
   (Net assets value of $7.56 / 95%)                                              $          7.96

Class B:
  Net asset value and offering price per share                                    $          7.19

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2007

SM&R ALGER GROWTH FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $967)                                   $        32,593
Interest from affiliated money market fund                                                  2,650
                                                                                  ---------------
                                               TOTAL INVESTMENT INCOME                     35,243
                                                                                  ---------------
EXPENSES
Investment advisory fees                                                                   27,240
Administrative service fees                                                                 8,012
Professional fees                                                                             310
Custody and transaction fees                                                               19,670
Directors' fees and expenses                                                                5,947
Compliance expenses                                                                           525
Qualification fees
  Class A                                                                                   9,728
  Class B                                                                                   7,861
Shareholder reporting expenses
  Class A                                                                                     854
  Class B                                                                                     621
Distribution fees
  Class A                                                                                   7,029
  Class B                                                                                  11,963
Insurance expenses                                                                          1,194
                                                                                  ---------------
                                                        TOTAL EXPENSES                    100,954
                                              LESS EXPENSES REIMBURSED                    (43,853)
                                                                                  ---------------
                                                          NET EXPENSES                     57,101
                                                                                  ---------------
INVESTMENT INCOME (LOSS)--NET                                                             (21,858)
                                                                                  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                                   387,055
Change in unrealized appreciation of investments                                          383,889
                                                                                  ---------------
NET GAIN (LOSS) ON INVESTMENTS                                                            770,944
                                                                                  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $       749,086
                                                                                  ===============

STATEMENT OF CHANGES IN NET ASSETS

SM&R ALGER GROWTH FUND

                                                                          YEAR ENDED AUGUST 31,
                                                                      ---------------------------
                                                                          2007           2006
                                                                      ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income (loss)--net                                       $    (21,858)  $    (25,714)
  Net realized gain (loss) on investments                                  387,055        176,202
  Change in unrealized appreciation of investments                         383,889       (210,426)
                                                                      ------------   ------------
  Net increase (decrease) in net assets resulting from operations          749,086        (59,938)
                                                                      ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Capital gains
    Class A                                                               (116,982)            --
    Class B                                                                (68,053)            --
                                                                      ------------   ------------
  Total distributions to shareholders                                     (185,035)            --
                                                                      ------------   ------------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                                 (142,549)        70,295
  Class B                                                                 (122,096)        13,968
                                                                      ------------   ------------
  Total capital share transactions--net                                   (264,645)        84,263
                                                                      ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    299,406         24,325
NET ASSETS
  Beginning of year                                                      2,983,732      2,959,407
                                                                      ------------   ------------
  End of year                                                         $  3,283,138   $  2,983,732
                                                                      ============   ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R ALGER GROWTH FUND

                                                                                 CLASS A SHARES
                                                --------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------------------------
                                                    2007             2006             2005           2004 (1)         2003 (1)
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, beginning of year          $       6.31     $       6.40     $       5.24     $       5.20     $       4.58
    Income (loss) from investment operations
      Investment income (loss)--net                    (0.03)           (0.04)           (0.02)           (0.06)           (0.04)
      Net realized and unrealized gain
        (loss) on investments                           1.67            (0.05)            1.18             0.10             0.66
                                                ------------     ------------     ------------     ------------     ------------
        Total from investment operations                1.64            (0.09)            1.16             0.04             0.62
    Less distributions
      Capital gains                                    (0.39)              --               --               --               --
                                                ------------     ------------     ------------     ------------     ------------
        Total distributions                            (0.39)              --               --               --               --
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, end of year                $       7.56     $       6.31     $       6.40     $       5.24     $       5.20
                                                ============     ============     ============     ============     ============
    Total return (2)                                   26.88%           (1.41)%          22.14%            0.77%           13.54%
                                                ============     ============     ============     ============     ============
    RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
    Net assets, end of year                     $  2,062,835     $  1,850,243     $  1,815,584     $  1,448,385     $  1,071,035
    Ratio of expenses with reimbursement to
      average net assets (3)                            1.54%            1.61%            1.70%            1.70%            1.70%
    Ratio of expenses without reimbursement
      to average net assets                             2.84%            3.36%            3.63%            3.32%            4.76%
    Ratio of net investment income (loss) to
      average net assets                               (0.44)%          (0.58)%          (0.33)%          (1.06)%          (0.86)%
    Portfolio turnover rate                           193.81%          321.34%          256.52%          162.19%          222.55%

                                                                                 CLASS B SHARES
                                                --------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------------------------
                                                    2007             2006             2005           2004 (1)         2003 (1)
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, beginning of year          $       6.05     $       6.18     $       5.09     $       5.08     $       4.51
    Income (loss) from investment operations
      Investment income (loss)--net                    (0.08)           (0.08)           (0.06)           (0.09)           (0.07)
      Net realized and unrealized gain (loss)
        on investments                                  1.61            (0.05)            1.15             0.10             0.64
                                                ------------     ------------     ------------     ------------     ------------
        Total from investment operations                1.53            (0.13)            1.09             0.01             0.57
    Less distributions
      Capital gains                                    (0.39)              --               --               --               --
                                                ------------     ------------     ------------     ------------     ------------
        Total distributions                            (0.39)              --               --               --               --
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, end of year                $       7.19     $       6.05     $       6.18     $       5.09     $       5.08
                                                ============     ============     ============     ============     ============
    Total return (2)                                   26.36%           (2.10)%          21.41%            0.20%           12.64%
                                                ============     ============     ============     ============     ============
    RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
    Net assets, end of year                     $  1,220,303     $  1,133,489     $  1,143,823     $    956,245     $    836,200
    Ratio of expenses with reimbursement to
      average net assets (3)                            2.19%            2.27%            2.35%            2.35%            2.35%
    Ratio of expenses without reimbursement
      to average net assets                             3.67%            4.13%            4.51%            4.20%            5.53%
    Ratio of net investment income (loss) to
      average net assets                               (1.09)%          (1.24)%          (0.98)%          (1.71)%          (1.51)%
    Portfolio turnover rate                           193.81%          321.34%          256.52%          162.19%          222.55%

(1) Per share information has been calculated using the average number of shares outstanding.
(2) Does not include the effect of sales charge.
(3) SM&R voluntarily agreed to waive or reduce expenses to 1.70% for Class A and 2.35% for Class B until December 31, 2007.

See notes to financial statements.

SM&R GROWTH FUND

MANAGER DISCUSSION

The SM&R Growth Fund seeks to achieve long-term capital appreciation in the equity market. The Fund is guided by a strategy of investing primarily in stocks of well established companies with records of consistent earnings and cash flow growth. For the twelve months ended August 31, 2007, the Fund's total return to Class T investors at net asset value was 16.73%, compared with the Lipper Large Cap Core Index, which returned 14.65% over the same time period. Year to date through August 31, 2007, the Fund's return was 6.76%.

The Fund's performance during the year benefited from sector allocation choices, primarily an overweight in Energy and Information Technology and an underweight in Consumer Staples. Holdings which produced strong gains for the year include Dade Behring Holdings +90%, Nokia +62%, Schlumberger +53%, EMC +49% and Weatherford Intl +40%. Underperforming selections that weighed negatively on Fund performance include Citi Trends, Tronox, Bear Stearns, and Merrill Lynch.

Despite relatively strong performance from the equity market in the last twelve months and the all-time high of the Dow Jones Industrial Average above 14,000 on July 17th, investors seem uncertain on market direction as we enter 2008. Although P/E ratios are lower than a year ago and cyclically-sensitive stocks are posting strong results, major forces are at work on equity price volatility. Foremost in investors' minds is the severity of the continuing decline in the housing market triggered by sub-prime mortgage loan defaults and tighter lending standards. This event alone has had a dramatic impact on the pricing of risk of all financial assets and has also led to rising credit spreads and higher interest rates. What is unclear is to what extent the popping of the housing bubble in the U.S. will affect consumer and business psychology and potentially spread economic weakness, seemingly contained within the residential housing market, into the rest of the economy.

Economic growth slowed dramatically in 2007 from the pace in 2006. GDP growth came in at 2.9% in 2006 and is estimated to fall to 2% in 2007. Weaker housing numbers, higher rates on adjustable mortgage resets, and higher energy and food prices place significant pressure on consumer spending, which accounts for more than two-thirds of GDP. While the consumer continues to spend as witnessed by the most recent rise in retail sales reported, another spike in energy prices or a more severe than expected downturn in the housing market could restrain household spending, thus further slowing domestic growth in 2008. The biggest concern weighing on investors' minds is the change in economic growth expectations as we enter 2008. The potential for a recession within the U.S. economy has risen from nearly zero at this time last year to an estimate by the Fed of a 1/3rd chance for a recession in 2008. At this time, the consensus expectation for GDP growth in 2008 is 2.5%. However, the possibility for a seventh year of economic expansion is more uncertain than in recent memory.

Economic expansion, productivity gains, cost cutting efforts, and strong demand produced substantial corporate earnings improvement, with S&P 500 earnings gains of 16% in 2006. However, we believe corporate profit growth for 2007 and 2008 will stagnate at 7% in both years. Further, sector specific volatility, particularly in Energy, Materials, Home Building, and Financial sectors, may lead to a less bullish stock market in the near term as commodity price inflation slows and the recession within the residential housing market affects home builders and those involved in mortgage lending.

While we believe that most stocks are fairly valued at this point, we expect the increased market volatility to present some buying opportunities in oversold names. Over the coming months and into 2008, we will focus on larger capitalization holdings that have a greater proportion of sales in international markets not as affected by the housing slowdown in the U.S. In addition, these companies with a strong international presence have the continued earnings benefit of a weak dollar benefiting results.

Sincerely,

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Growth Fund

[CHART]

          ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
     SM&R GROWTH FUND, CLASS T, AT OFFERING PRICE, AND LIPPER LARGE CAP CORE
                              INDEX AND THE S&P 500

                SM&R                               LIPPER
               GROWTH                            LARGE-CAP
                FUND           S&P 500          CORE INDEX
             ----------       ---------         -----------
9/1/1997     $    9,424       $  10,000         $    10,000
8/31/1998    $    8,787       $  10,809         $    10,668
8/31/1999    $   12,210       $  15,114         $    14,388
8/31/2000    $   15,407       $  17,581         $    17,404
8/31/2001    $    9,915       $  13,293         $    12,858
8/31/2002    $    7,512       $  10,901         $    10,720
8/31/2003    $    8,285       $  12,217         $    11,774
8/31/2004    $    9,169       $  13,616         $    12,714
8/31/2005    $    9,996       $  15,325         $    14,171
8/31/2006    $   10,623       $  16,686         $    15,390
8/31/2007    $   12,401       $  19,212         $    17,645

SM&R Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/07. Inception date of these classes is 01/01/99.

                  ONE      FIVE    TEN      SINCE
                  YEAR     YEAR    YEAR    INCEPTION
                --------  ------  ------   ---------
Class A            10.28%   9.12%     --       -0.11%
Class B            10.14%   9.52%     --        0.03%

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 5.75% through 8/31/07 for Class T shares.

  10 YEAR                                     2.17%
  5 YEAR                                      9.22%
  1 YEAR                                      9.98%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[CHART]

                               SECTOR WEIGHTINGS
                                       BY
                               TOTAL INVESTMENTS

Consumer Discretionary        9.84%
Consumer Staples              6.12%
Energy                       13.97%
Exchange Traded Funds         2.28%
Financials                   19.10%
Health Care                  13.01%
Industrials                  13.19%
Information Technology       15.12%
Materials                     2.47%
Miscellaneous                 0.01%
Telecommunication Services    1.88%
Utilities                     3.01%

SCHEDULE OF INVESTMENTS  August 31, 2007

SM&R GROWTH FUND

                                                                          SHARES        VALUE
COMMON STOCKS

CONSUMER DISCRETIONARY--

HOUSEHOLD DURABLES--1.84%
Newell Rubbermaid Inc.                                                     23,200   $     598,328
Stanley Works (The)                                                        24,200       1,373,108
                                                                                    -------------
                                                                                        1,971,436
MEDIA--1.56%
Walt Disney Co. (The)                                                      50,000       1,680,000

MULTILINE RETAIL--2.94%
Citi Trends Inc. *                                                         18,900         410,886
J.C. Penney Co., Inc.                                                      15,700       1,079,532
Target Corp.                                                               25,200       1,661,436
                                                                                    -------------
                                                                                        3,151,854
SPECIALTY RETAIL--3.51%
Bed Bath & Beyond Inc. *                                                   13,900         481,496
Best Buy Co., Inc.                                                         31,200       1,371,240
Home Depot, Inc. (The)                                                     13,000         498,030
Limited Brands, Inc.                                                       24,300         562,788
Lowe's Companies, Inc.                                                     19,400         602,564
Urban Outfitters, Inc. *                                                   11,000         251,900
                                                                                    -------------
                                                                                        3,768,018
                                                                                    -------------
                                   TOTAL CONSUMER DISCRETIONARY--9.85%                 10,571,308
                                                                                    -------------
CONSUMER STAPLES--

BEVERAGES--3.30%
Coca-Cola Co. (The)                                                        34,300       1,844,654
PepsiCo, Inc.                                                              25,000       1,700,750
                                                                                    -------------
                                                                                        3,545,404
FOOD & STAPLES RETAILING--0.78%
SUPERVALU INC.                                                              9,350         394,103
Wal-Mart Stores, Inc.                                                      10,000         436,300
                                                                                    -------------
                                                                                          830,403
HOUSEHOLD PRODUCTS--1.95%
Procter & Gamble Co. (The)                                                 32,000       2,089,920
                                                                                    -------------
                                         TOTAL CONSUMER STAPLES--6.03%                  6,465,727
                                                                                    -------------
ENERGY--

ENERGY EQUIPMENT & SERVICES--5.16%
Baker Hughes Inc.                                                          15,800       1,324,988
Schlumberger Ltd.                                                          26,400       2,547,600
Transocean Inc. *                                                          10,600       1,113,954
Weatherford International Ltd. *                                            9,400         548,772
                                                                                    -------------
                                                                                        5,535,314
OIL, GAS & CONSUMABLE FUELS--8.82%
Anadarko Petroleum Corp.                                                   10,600         519,188
BP PLC ADR                                                                 11,700         788,112
Chevron Corp.                                                              20,922       1,836,115
Exxon Mobil Corp.                                                          52,500       4,500,825
Noble Corp.                                                                21,400       1,049,884
Royal Dutch Shell PLC, ADR                                                 10,000         773,500
                                                                                    -------------
                                                                                        9,467,624
                                                                                    -------------
                                                  TOTAL ENERGY--13.98%                 15,002,938
                                                                                    -------------
EXCHANGE TRADED FUNDS--2.28%
PowerShares QQQ Trust Series 1                                             32,000   $   1,563,520
SPDR Trust Series 1                                                         6,000         885,000
                                                                                    -------------
                                                                                        2,448,520
                                                                                    -------------
                                    TOTAL EXCHANGE TRADED FUNDS--2.28%                  2,448,520
                                                                                    -------------
FINANCIALS--

COMMERCIAL BANKS--6.80%
Bank of America Corp.                                                      15,000         760,200
PNC Financial Services Group, Inc.                                         30,000       2,111,100
U.S. Bancorp                                                               40,000       1,294,000
Wachovia Corp.                                                             42,600       2,086,548
Washington Mutual, Inc.                                                    13,400         492,048
Wells Fargo & Co.                                                          15,000         548,100
                                                                                    -------------
                                                                                        7,291,996

DIVERSIFIED FINANCIAL SERVICES--5.19%
American Express Co.                                                        5,000         293,100
Bear Stearns Companies Inc. (The)                                           4,450         483,537
Charles Schwab Corp. (The)                                                 29,400         582,120
Citigroup Inc.                                                             20,000         937,600
Discover Financial Services *                                               7,500         173,550
Goldman Sachs Group, Inc. (The)                                             5,000         880,050
JPMorgan Chase & Co.                                                       13,800         614,376
Merrill Lynch & Co., Inc.                                                   5,000         368,500
Morgan Stanley                                                             15,000         935,550
National Financial Partners Corp.                                           6,250         305,000
                                                                                    -------------
                                                                                        5,573,383

INSURANCE--7.12%
Allstate Corp. (The)                                                       12,300         673,425
American International Group, Inc.                                         29,260       1,931,160
Aspen Insurance Holdings Ltd.                                              20,350         510,581
Brown & Brown, Inc.                                                        24,400         656,848
Hartford Financial Services Group, Inc. (The)                              16,400       1,458,124
Prudential Financial, Inc.                                                 20,200       1,813,556
RenaissanceRe Holdings Ltd.                                                10,400         595,712
                                                                                    -------------
                                                                                        7,639,406
                                                                                    -------------
                                              TOTAL FINANCIALS--19.11%                 20,504,785
                                                                                    -------------
HEALTH CARE--

BIOTECHNOLOGY--4.14%
Amgen Inc. *                                                                7,600         380,836
Celgene Corp. *                                                            18,400       1,181,464
Genzyme Corp. *                                                            12,000         748,920
Gilead Sciences, Inc. *                                                    24,000         872,880
Given Imaging Ltd. *                                                       36,900         971,577
PDL BioPharma Inc. *                                                       14,600         284,846
                                                                                    -------------
                                                                                        4,440,523

HEALTH EQUIPMENT & SUPPLIES--2.68%
Advanced Medical Optics, Inc. *                                             5,500         158,070
Covidien Ltd. *                                                             4,650         185,209
Dade Behring Holdings Inc.                                                  8,100         611,631
Hologic, Inc. *                                                            11,700         621,855
Medtronic, Inc.                                                            24,650       1,302,506
                                                                                    -------------
                                                                                        2,879,271

HEALTH CARE PROVIDERS & SERVICES--0.74%
DaVita, Inc. *                                                              5,025         289,038
UnitedHealth Group Inc.                                                    10,000         500,100
                                                                                    -------------
                                                                                          789,138

                                                                          SHARES        VALUE
COMMON STOCKS

PHARMACEUTICALS--5.46%
Abbott Laboratories                                                        13,900   $     721,549
Endo Pharmaceuticals Holdings Inc. *                                       11,450         365,026
Eli Lilly & Co.                                                            41,200       2,362,820
Merck & Co. Inc.                                                           38,000       1,906,460
Wyeth                                                                      11,000         509,300
                                                                                    -------------
                                                                                        5,865,155
                                                                                    -------------
                                             TOTAL HEALTH CARE--13.02%                 13,974,087
                                                                                    -------------
INDUSTRIALS--

AEROSPACE & DEFENSE--5.83%
Boeing Co. (The)                                                           13,000       1,257,100
Goodrich Corp.                                                             30,000       1,894,800
Honeywell International Inc.                                               14,500         814,175
Rockwell Collins, Inc.                                                     17,000       1,170,790
United Technologies Corp.                                                  15,000       1,119,450
                                                                                    -------------
                                                                                        6,256,315
AIR FREIGHT & LOGISTICS--1.54%
FedEx Corp.                                                                 4,700         515,496
United Parcel Service, Inc. (Class B)                                      15,000       1,137,900
                                                                                    -------------
                                                                                        1,653,396
CONSTRUCTION & ENGINEERING--0.60%
Cemex SAB de C.V. ADR                                                      20,000         645,800

ELECTRICAL EQUIPMENT--0.15%
Tyco Electronics Ltd. *                                                      4650         162,145

INDUSTRIAL CONGLOMERATES--2.78%
3M Co.                                                                     10,000         909,900
General Electric Co.                                                       48,000       1,865,760
Tyco International Ltd.                                                     4,650         205,344
                                                                                    -------------
                                                                                        2,981,004
MACHINERY--2.30%
Caterpillar Inc.                                                            7,500         568,275
Danaher Corp.                                                              24,400       1,894,904
                                                                                    -------------
                                                                                        2,463,179
                                                                                    -------------
                                             TOTAL INDUSTRIALS--13.20%                 14,161,839
                                                                                    -------------
INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--5.67%
Arris Group Inc. *                                                         23,000         349,140
Cisco Systems, Inc. *                                                      84,500       2,697,240
Harris Corp.                                                               13,100         796,873
Motorola, Inc.                                                             30,900         523,755
Nokia Oyj ADR                                                              34,100       1,121,208
QUALCOMM Inc.                                                              15,000         598,350
                                                                                    -------------
                                                                                        6,086,566
COMPUTERS & PERIPHERALS--3.02%
EMC Corp.                                                                  30,800         605,528
Hewlett-Packard Co.                                                        38,000       1,875,300
International Business Machines Corp.                                       6,500         758,485
                                                                                    -------------
                                                                                        3,239,313
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.31%
Agilent Technologies, Inc. *                                                9,300         338,520

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.44%
Analog Devices, Inc.                                                       15,600   $     575,328
Intel Corp.                                                                50,000       1,287,500
KLA-Tencor Corp.                                                           11,600         666,652
Linear Technology Corp.                                                    15,200         516,648
Marvell Technology Group Ltd. *                                            14,500         240,265
Maxim Integrated Products, Inc.                                            13,600         408,136
                                                                                    -------------
                                                                                        3,694,529
SOFTWARE--2.68%
Intuit Inc. *                                                              24,800         677,288
Microsoft Corp.                                                            30,000         861,900
Oracle Corp. *                                                             65,700       1,332,396
                                                                                    -------------
                                                                                        2,871,584
                                                                                    -------------
                                  TOTAL INFORMATION TECHNOLOGY--15.12%                 16,230,512
                                                                                    -------------
MATERIALS--

CHEMICALS--1.73%
Dow Chemical Co. (The)                                                     12,000         511,560
PPG Industries, Inc.                                                       18,000       1,320,300
Tronox Inc. (Class B)                                                       2,807          28,295
                                                                                    -------------
                                                                                        1,860,155
CONTAINERS & PACKAGING--0.74%
Sealed Air Corp. *                                                         30,000         793,500
                                                                                    -------------
                                                TOTAL MATERIALS--2.47%                  2,653,655
                                                                                    -------------
TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--1.88%
Sprint Nextel Corp.                                                        34,007         643,412
Verizon Communications Inc.                                                32,800       1,373,664
                                                                                    -------------
                                                                                        2,017,076
                                                                                    -------------
                               TOTAL TELECOMMUNICATION SERVICES--1.88%                  2,017,076
                                                                                    -------------
UTILITIES--

ELECTRIC UTILITIES--1.85%
Ameren Corp.                                                               11,100         563,658
Dominion Resources, Inc. / VA                                               6,000         511,080
Exelon Corp.                                                                9,100         643,097
Wisconsin Energy Corp.                                                      6,100         270,291
                                                                                    -------------
                                                                                        1,988,126
GAS UTILITIES--1.16%
El Paso Corp.                                                              60,800         964,896
Sempra Energy                                                               5,000         275,150
                                                                                    -------------
                                                                                        1,240,046
                                                                                    -------------
                                                TOTAL UTILITIES--3.01%                  3,228,172
                                                                                    -------------
                                            TOTAL COMMON STOCK--99.95%
                                                    (Cost $83,313,339)                107,258,619
                                                                                    -------------
MONEY MARKET FUND
SM&R Money Market Fund, 4.57% (a)                                          13,025          13,025
                                                                                    -------------
                                        TOTAL MONEY MARKET FUND--0.01%
                                                        (Cost $13,025)                     13,025
                                                                                    -------------

                                                                          FACE
                                                                         AMOUNT         VALUE
COMMERCIAL PAPER

CONSUMER STAPLES--

FOOD PRODUCTS--0.10%
Kraft Foods Inc., 5.4%, 09/04/07                                        $ 109,000   $     108,951
                                                                                    -------------
                                         TOTAL CONSUMER STAPLES--0.10%                    108,951
                                                                                    -------------
                                         TOTAL COMMERCIAL PAPER--0.10%
                                                       (Cost $108,951)                    108,951
                                                                                    -------------
                                            TOTAL INVESTMENTS--100.06%
                                                    (Cost $83,435,315)                107,380,595
                        LIABILITIES IN EXCESS OF OTHER ASSETS--(0.06)%                    (60,055)
                                                                                    -------------
                                                   NET ASSETS--100.00%              $ 107,320,540
                                                                                    =============

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS

 (a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2007. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007

SM&R GROWTH FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $83,422,290)        $   107,367,570
Investment in affiliated money market fund (Cost $13,025)                           13,025
                                                                           ---------------
  Total investments (Cost $83,435,315)                                         107,380,595
Prepaid expenses                                                                    46,192
Receivable for:
  Dividends                                                                        199,379
Other assets                                                                        93,341
                                                                           ---------------
                                                           TOTAL ASSETS        107,719,507
                                                                           ---------------
LIABILITIES
Capital stock reacquired                                                           187,396
Payable to investment adviser for fund expenses                                     67,075
Accrued:
  Investment advisory fees                                                          67,324
  Administrative service fees                                                       22,393
  Distribution fees                                                                  9,887
Other liabilities                                                                   44,892
                                                                           ---------------
                                                      TOTAL LIABILITIES            398,967
                                                                           ---------------
                                                             NET ASSETS    $   107,320,540
                                                                           ===============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                      80,690,732
Undistributed net investment income                                                118,396
Accumulated net realized gain (loss) on investments                              2,566,132
Net unrealized appreciation of investments                                      23,945,280
                                                                           ---------------
                                                             NET ASSETS    $   107,320,540
                                                                           ===============
NET ASSETS:
Class A                                                                          5,698,111

Class B                                                                          2,862,322

Class T                                                                         98,760,107
                                                                           ---------------
                                                       TOTAL NET ASSETS    $   107,320,540
                                                                           ===============

CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                    50,000,000
  Outstanding                                                                    1,179,737

Class B:
  Authorized                                                                    25,000,000
  Outstanding                                                                      605,101

Class T:
  Authorized                                                                    95,000,000
  Outstanding                                                                   19,965,018

Class A:
  Net asset value and redemption price per share                           $          4.83
  Offering price per share:
   (Net assets value of $4.83 / 95%)                                       $          5.08

Class B:
  Net asset value and offering price per share                             $          4.73

Class T:
  Net asset value and redemption price per share                           $          4.95
  Offering price per share:
   (Net assets value of $4.95 / 94.25%)                                    $          5.25

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2007

SM&R GROWTH FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $9,922)                                   $   1,793,069
Interest                                                                                   51,841
Interest from affiliated money market fund                                                  1,045
                                                                                    -------------
                                               TOTAL INVESTMENT INCOME                  1,845,955
                                                                                    -------------
EXPENSES
Investment advisory fees                                                                  804,343
Administrative service fees                                                               267,390
Professional fees                                                                          33,522
Custody and transaction fees                                                               21,914
Directors' fees and expenses                                                                5,947
Compliance expenses                                                                        18,536
Qualification fees
  Class A                                                                                   5,409
  Class B                                                                                   5,022
  Class T                                                                                  18,083
Shareholder reporting expenses
  Class A                                                                                   1,798
  Class B                                                                                   1,095
  Class T                                                                                   7,161
Distribution fees
  Class A                                                                                  14,699
  Class B                                                                                  24,851
Insurance expenses                                                                         41,172
                                                                                    -------------
                                                        TOTAL EXPENSES                  1,270,942
                                              LESS EXPENSES REIMBURSED                    (12,120)
                                                                                    -------------
                                                          NET EXPENSES                  1,258,822
                                                                                    -------------
INVESTMENT INCOME (LOSS)--NET                                                             587,133
                                                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments                                               7,856,000
  Change in unrealized appreciation of investments                                      7,954,927
                                                                                    -------------
NET GAIN (LOSS) ON INVESTMENTS                                                         15,810,927
                                                                                    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $  16,398,060
                                                                                    =============

STATEMENT OF CHANGES IN NET ASSETS

SM&R GROWTH FUND

                                                                        YEAR ENDED AUGUST 31,
                                                                   ------------------------------
                                                                        2007             2006
                                                                   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income (loss)--net                                    $     587,133    $     714,202
  Net realized gain (loss) on investments                              7,856,000       15,781,723
  Change in unrealized appreciation of investments                     7,954,927       (9,880,088)
                                                                   -------------    -------------
  Net increase (decrease) in net assets resulting from operations     16,398,060        6,615,837
                                                                   -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                              (24,253)         (34,714)
    Class B                                                               (2,530)          (7,032)
    Class T                                                             (579,962)        (705,872)
  Capital gains
    Class A                                                             (189,752)              --
    Class B                                                             (107,537)              --
    Class T                                                           (3,084,431)              --
                                                                   -------------    -------------
  Total distributions to shareholders                                 (3,988,465)        (747,618)
                                                                   -------------    -------------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                               (589,528)        (858,993)
  Class B                                                               (728,123)        (412,861)
  Class T                                                             (6,546,075)     (13,074,575)
                                                                   -------------    -------------
  Total capital share transactions--net                               (7,863,726)     (14,346,429)
                                                                   -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                4,545,869       (8,478,210)
NET ASSETS
  Beginning of year                                                  102,774,671      111,252,881
                                                                   -------------    -------------
  End of year                                                      $ 107,320,540    $ 102,774,671
                                                                   -------------    -------------
Undistributed Net Investment Income                                $     118,396    $     138,008
                                                                   =============    =============

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GROWTH FUND

                                                                                CLASS A SHARES
                                                --------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------------------------
                                                    2007             2006             2005             2004             2003
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, beginning of year          $       4.31     $       4.09     $       3.79     $       3.45     $       3.15
    Income (loss) from investment operations
      Investment income (loss)--net                     0.02             0.01             0.04             0.02             0.01
      Net realized and unrealized gain
        (loss) on investments                           0.67             0.23             0.30             0.34             0.30
                                                ------------     ------------     ------------     ------------     ------------
        Total from investment operations                0.69             0.24             0.34             0.36             0.31
    Less distributions
      Investment income--net                           (0.02)           (0.02)           (0.04)           (0.02)           (0.01)
      Capital gains                                    (0.15)              --               --               --               --
                                                ------------     ------------     ------------     ------------     ------------
        Total distributions                            (0.17)           (0.02)           (0.04)           (0.02)           (0.01)
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, end of year                $       4.83     $       4.31     $       4.09     $       3.79     $       3.45
                                                ============     ============     ============     ============     ============
    Total return (1)                                   16.16%            6.00%            9.05%           10.41%           10.00%
                                                ============     ============     ============     ============     ============
    RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
    Net assets, end of year (000's omitted)     $      5,698     $      5,620     $      6,154     $      6,017     $      5,039
    Ratio of expenses with reimbursement to
      average net assets (2)                            1.36%            1.36%            1.36%            1.36%            1.36%
    Ratio of expenses without reimbursement
      to average net assets                             1.47%            1.66%            1.69%            1.54%            1.60%
    Ratio of net investment income (loss) to
      average net assets                                0.34%            0.52%            1.03%            0.44%            0.42%
    Portfolio turnover rate                            23.79%           56.05%           24.18%            4.93%           22.97%

                                                                                CLASS B SHARES
                                                --------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------------------------
                                                    2007             2006             2005             2004             2003
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, beginning of year          $       4.22     $       4.00     $       3.72     $       3.39     $       3.11
    Income (loss) from investment operations
      Investment income (loss)--net                    (0.04)              --             0.02             0.01            (0.01)
      Net realized and unrealized gain
        (loss) on investments                           0.70             0.23             0.29             0.33             0.29
                                                ------------     ------------     ------------     ------------     ------------
        Total from investment operations                0.66             0.23             0.31             0.34             0.28
    Less distributions
      Investment income--net                              --            (0.01)           (0.03)           (0.01)           (0.00)***
      Capital gains                                    (0.15)              --               --               --               --
                                                ------------     ------------     ------------     ------------     ------------
        Total distributions                            (0.15)           (0.01)           (0.03)           (0.01)            0.00
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, end of year                $       4.73     $       4.22     $       4.00     $       3.72     $       3.39
                                                ============     ============     ============     ============     ============
    Total return (1)                                   15.89%            5.71%            8.27%            9.93%            9.12%
                                                ============     ============     ============     ============     ============
    RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
    Net assets, end of year (000's omitted)     $      2,863     $      3,218     $      3,456     $      3,365     $      2,700
    Ratio of expenses with reimbursement to
      average net assets (2)                            1.86%            1.86%            1.86%            1.86%            1.86%
    Ratio of expenses without reimbursement
      to average net assets                             2.03%            2.24%            2.20%            2.09%            2.24%
    Ratio of net investment income (loss) to
      average net assets                               (0.17)%           0.02%            0.52%           (0.06)%          (0.08)%
    Portfolio turnover rate                            23.79%           56.05%           24.18%            4.93%           22.97%

*** Amount less than $0.01
(1) Does not include the effect of sales charge
(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.36% for Class A and 1.86% for Class B until December 31, 2007.

See notes to financial statements.

                                                                                CLASS T SHARES
                                                --------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------------------------
                                                    2007             2006             2005             2004             2003
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, beginning of year          $       4.40     $       4.17     $       3.87     $       3.52     $       3.21
    Income (loss) from investment operations
      Investment income (loss)--net                     0.03             0.03             0.05             0.03             0.03
      Net realized and unrealized gain
        (loss) on investments                           0.70             0.23             0.30             0.35             0.30
                                                ------------     ------------     ------------     ------------     ------------
        Total from investment operations                0.73             0.26             0.35             0.38             0.33
    Less distributions
      Investment income--net                           (0.03)           (0.03)           (0.05)           (0.03)           (0.02)
      Capital gains                                    (0.15)              --               --               --               --
                                                ------------     ------------     ------------     ------------     ------------
        Total distributions                            (0.18)           (0.03)           (0.05)           (0.03)           (0.02)
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, end of year                $       4.95     $       4.40     $       4.17     $       3.87     $       3.52
                                                ============     ============     ============     ============     ============
    Total return (1)                                   16.73%            6.28%            9.01%           10.67%           10.30%
                                                ============     ============     ============     ============     ============
    RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
    Net assets, end of year (000's omitted)     $     98,760     $     93,937     $    101,643     $    104,756     $    100,383
    Ratio of expenses to average net assets             1.12%            1.18%            1.19%            1.12%            1.15%
    Ratio of net investment income (loss) to
      average net assets                                0.58%            0.70%            1.20%            0.68%            0.63%
    Portfolio turnover rate                            23.79%           56.05%           24.18%            4.93%           22.97%

(1) Does not include the effect of sales charge

See notes to financial statements.

SM&R EQUITY INCOME FUND

MANAGER DISCUSSION

The SM&R Equity Income Fund's primary investment objective remains providing current income for shareholders with a secondary objective of long-term capital appreciation. The Fund's strategy is to invest principally in the stocks of well-established companies with records of consistent and increasing dividend payments. For the fiscal year ended August 31, 2007, the Fund's total return was 10.60%, before sales charges (but after other expenses), to Class T investors at net asset value. Over that same time period, the total return of the Fund's benchmark, the Lipper Equity Income Fund Index, was 14.30%. The Fund continues to meet its goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 Index. The dividend yield at August 31 for the fund was 3.5% (before expenses) versus about 1.8% for the S&P
500. As of August 31st, the Fund was almost fully invested, with stocks representing 99.4% of the portfolio. Year to date through August 31, 2007, the Fund's return was 2.04%.

The Fund's performance during the year benefited significantly from an overweight position in the Energy sector as well as an underweight in the Consumer Discretionary sector. The Fund's overweight position in Financials and underweight in Information Technology restrained performance. Stock selection in the Industrials and Consumer Discretionary sectors contributed positively to performance while selection in the Health Care, Information Technology and Utilities sectors hindered performance. Standout performers for the year include Deluxe Corp. (+112%), Tupperware Brands (+71%), Bunge (+62%), and Nokia Corp. (+57.5%). The worst performing holdings were Advanced Medical Optics (-40%), IndyMac Bancorp (-38%), Colonial Properties Trust (-27.6%) and National City Corp. (-22%). The Financials sector remains the largest percentage weighting in the Fund due to the above average dividend yields paid by many companies in the sector. For example, the current yield on Bank of America stock is 5.2%, almost three times the average for the S&P 500. Companies in the Financials sector also regularly increase their dividends, so we believe it is appropriate for the objectives of the Fund to continue to overweight the sector.

The recent well-documented turmoil in global capital markets and softness in housing markets appear to be beginning to take a toll on the broader economy. Payrolls declined by 4,000 jobs in August, the first such decline since 2003. Additionally, revisions removed 81,000 jobs from the prior two months. Although the unemployment rate remained at 4.6% due to people leaving the available workforce, various reports indicate that labor demand growth is slowing. Declining housing prices, rising defaults on mortgages, and the prospect of rising unemployment seem likely to have a restraining effect on consumer spending in the months ahead. On the positive side, recent declines in gasoline prices of about forty cents/gallon may help offset these negatives for consumers.

The National Association of Realtors reported that pending home sales fell 12.2% in July, the highest monthly decline since it began tracking the data in 2001. Existing home sales fell 0.2% for the month while the inventory of unsold homes was up 19% and median sale prices were down 0.6% compared to July of last year. Housing starts will likely bottom sometime next year, but a recovery is likely to be very slow due to large unsold inventories.

The Federal Reserve's Beige Book, which publishes anecdotal surveys conducted by the twelve Federal Reserve Banks on current economic conditions in their districts, was released September 5th with data through August 27th. The report continued to paint a positive picture of the economy with six Banks reporting "moderate" or "modest" growth, two reporting "mixed" activity and four reporting "economies continued to grow; however the pace of activity has slowed." This report confirms that domestic economic growth appears to be slowing but does not seem to suggest that a recession is in the offing.

Increased uncertainty in the capital markets and the economy over the past several months has led to a rise in volatility in U.S. equities markets. Between July 13th and August 15th, the S&P 500 declined 9.4%, then rallied 4.8% through the end of the month. For 2007, consensus forecasts for the S&P 500 are for 7% earnings growth over 2006 following 16% growth last year, a significant slowing. Currently, the trailing twelve-month P/E ratio for the S&P 500 is approximately 16x. Based on forecasted earnings, the year-end 2007 P/E is 15x. This compares to an historical long-term average P/E of 15.5x. Given expectations for slowing growth in corporate operating margins and profits, equities appear to be relatively fairly valued at these levels. With the anticipation of a slowing economy along with the probability of slowing corporate earnings growth, it does not seem likely that price/earnings multiples will expand meaningfully from these levels until market participants believe economic conditions have stabilized and corporate profits are poised to improve. This environment should favor stocks with above-average expected total returns including dividends. We plan to adhere to our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining an above-market dividend yield.

We believe the Fund is well-positioned to provide an attractive return over the long-term for conservative equity investors. Its well-diversified portfolio of companies expected to generate consistent earnings growth while continuing to provide an above-average dividend yield should make the Fund an attractive core holding for many investors.

Sincerely,

John S. Maidlow, CFA, Portfolio Manager
SM&R Equity Income Fund

[CHART]

          ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            SM&R EQUITY INCOME FUND, CLASS T, AT OFFERING PRICE, AND
                 LIPPER EQUITY INCOME FUND INDEX AND THE S&P 500

                 SM&R
             EQUITY INCOME                             LIPPER
                 FUND           S&P 500       EQUITY INCOME FUND INDEX
             -------------   --------------   ------------------------
9/1/1997       $   9,426       $  10,000              $  10,000
8/31/1998      $   9,635       $  10,809              $  10,122
8/31/1999      $  11,681       $  15,114              $  12,507
8/31/2000      $  12,227       $  17,581              $  13,071
8/31/2001      $  11,014       $  13,293              $  12,771
8/31/2002      $   9,359       $  10,901              $  11,051
8/31/2003      $   9,998       $  12,217              $  12,009
8/31/2004      $  11,212       $  13,616              $  13,769
8/31/2005      $  12,261       $  15,325              $  15,731
8/31/2006      $  13,491       $  16,686              $  17,403
8/31/2007      $  14,921       $  19,212              $  19,892

SM&R Equity Income Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/07. Inception date of these classes is 01/01/99.

                 ONE    FIVE    FIVE     SINCE
                YEAR    YEAR    YEAR   INCEPTION
                ----    -----   -----  ---------
Class A         4.79%    8.44%    --        2.27%
Class B         4.67%    8.85%    --        2.19%

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 5.75% through 8/31/07 for Class T shares.

  10 YEAR                                  4.08%
  5 YEAR                                   8.49%
  1 YEAR                                   4.25%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Consumer Discretionary              4.67%
Consumer Staples                   12.16%
Energy                             15.04%
Financials                         28.60%
Health Care                        10.17%
Industrials                         7.55%
Information Technology              3.46%
Materials                           3.21%
Miscellaneous                       0.03%
Telecommunication Services          5.77%
Utilities                           9.34%

SCHEDULE OF INVESTMENTS  August 31, 2007

SM&R EQUITY INCOME FUND

                                                                           SHARES         VALUE
COMMON STOCKS

CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE--0.71%
McDonald's Corp.                                                             15,100   $     743,675

HOUSEHOLD DURABLES--2.11%
Newell Rubbermaid Inc.                                                       17,800         459,062
Stanley Works (The)                                                          16,000         907,840
Tupperware Brands Corp.                                                      27,600         849,804
                                                                                      -------------
                                                                                          2,216,706
MEDIA--0.54%
CBS Corp. (Class B)                                                          17,900         564,029

SPECIALITY RETAIL--1.31%
Limited Brands, Inc.                                                         40,000         926,400
TJX Companies, Inc. (The)                                                    13,300         405,517
TravelCenters of America LLC *                                                1,140          40,607
                                                                                      -------------
                                                                                          1,372,524
                                                                                      -------------
                                   TOTAL CONSUMER DISCRETIONARY--4.67%                    4,896,934
                                                                                      -------------
CONSUMER STAPLES--

BEVERAGES--2.15%
Coca-Cola Co. (The)                                                          23,000       1,236,940
PepsiCo, Inc.                                                                15,000       1,020,450
                                                                                      -------------
                                                                                          2,257,390
FOOD PRODUCTS--3.64%
Bunge Limited                                                                 6,000         548,640
ConAgra Foods, Inc.                                                          40,000       1,028,400
H.J. Heinz Co.                                                               19,000         856,710
Kraft Foods Inc. (Class A)                                                    4,844         155,299
McCormick & Co., Inc. (b)                                                    18,000         645,120
Sensient Technologies Corp.                                                  21,500         582,435
                                                                                      -------------
                                                                                          3,816,604
FOOD & STAPLES RETAILING--1.59%
SUPERVALU INC                                                                13,000         547,950
Wal-Mart Stores, Inc.                                                        25,700       1,121,291
                                                                                      -------------
                                                                                          1,669,241
HOUSEHOLD PRODUCTS--2.10%
Kimberly-Clark Corp.                                                         13,600         934,184
Procter & Gamble Co. (The)                                                   19,500       1,273,545
                                                                                      -------------
                                                                                          2,207,729
PERSONAL PRODUCTS--1.35%
Alberto-Culver Co.                                                           10,575         245,023
Avon Products, Inc.                                                          15,000         515,250
Colgate-Palmolive Co.                                                         8,675         575,326
Sally Beauty Holdings, Inc. *                                                 9,000          76,680
                                                                                      -------------
                                                                                          1,412,279
TOBACCO--0.97%
Altria Group, Inc.                                                            7,000         485,870
Reynolds American Inc.                                                        8,000         528,960
                                                                                      -------------
                                                                                          1,014,830
                                                                                      -------------
                                        TOTAL CONSUMER STAPLES--11.80%                   12,378,073
                                                                                      -------------
ENERGY--

ENERGY EQUIPMENT & SERVICES--3.44%
Boardwalk Pipeline Partners, LP                                              30,000   $     996,000
Schlumberger Ltd.                                                            15,000       1,447,500
Weatherford International Ltd. *                                             20,000       1,167,600
                                                                                      -------------
                                                                                          3,611,100
OIL, GAS & CONSUMABLE FUELS--11.60%
Anadarko Petroleum Corp.                                                     24,000       1,175,520
BP PLC ADR                                                                   17,510       1,179,474
Chevron Corp.                                                                25,000       2,194,000
Enterprise Products Partners L.P.                                            10,700         315,757
Exxon Mobil Corp.                                                            45,000       3,857,850
Natural Resource Partners L.P.                                               30,000         982,500
Plains All American Pipeline, L.P.                                           11,700         673,335
Royal Dutch Shell PLC, ADR                                                   17,300       1,338,155
Spectra Energy Corp.                                                         19,300         448,725
                                                                                      -------------
                                                                                         12,165,316
                                                                                      -------------
                                                  TOTAL ENERGY--15.04%                   15,776,416
                                                                                      -------------
FINANCIALS--

COMMERCIAL BANKS--11.05%
Bank of America Corp.                                                        47,000       2,381,960
Comerica Inc.                                                                18,000       1,004,040
Fifth Third Bancorp                                                          24,000         856,560
IndyMac Bancorp, Inc.                                                        13,000         314,600
KeyCorp                                                                      17,100         569,430
National City Corp.                                                          31,100         836,901
PNC Financial Services Group, Inc.                                           16,000       1,125,920
Regions Financial Corp.                                                      17,782         556,577
TrustCo Bank Corp NY                                                         80,000         894,400
U.S. Bancorp                                                                 33,700       1,090,195
Washington Mutual, Inc.                                                      13,700         503,064
Wells Fargo & Co.                                                            40,000       1,461,600
                                                                                      -------------
                                                                                         11,595,247
DIVERSIFIED FINANCIAL SERVICES--8.37%
Allied Capital Corp.                                                         18,000         536,760
Charles Schwab Corp. (The)                                                   30,250         598,950
Citigroup Inc.                                                               68,400       3,206,592
Colonial Properties Trust                                                    11,250         403,987
JPMorgan Chase & Co.                                                         30,000       1,335,600
New York Community Bancorp, Inc.                                             46,000         813,740
Principal Financial Group, Inc.                                              16,700         926,683
Weingarten Realty Investors                                                  24,000         965,040
                                                                                      -------------
                                                                                          8,787,352
INSURANCE--3.40%
Allstate Corp. (The)                                                          9,000         492,750
Aspen Insurance Holdings Ltd.                                                20,825         522,499
Prudential Financial, Inc.                                                   10,400         933,712
RenaissanceRe Holdings Ltd.                                                  10,700         612,896
Travelers Companies, Inc. (The)                                              20,000       1,010,800
                                                                                      -------------
                                                                                          3,572,657

                                                                           SHARES         VALUE
COMMON STOCKS

REAL ESTATE INVESTMENT TRUSTS--5.78%
BRE Properties, Inc.                                                          8,600   $     477,644
Duke Reality Corp.                                                           12,000         405,480
General Growth Properties, Inc.                                               9,800         487,158
HCP, Inc.                                                                    28,000         851,760
Health Care REIT, Inc.                                                       12,500         498,750
Hospitality Properties Trust                                                 11,400         449,844
Liberty Property Trust                                                       11,300         441,378
Mack-Cali Realty Corp.                                                       24,200       1,010,592
National Retail Properties Inc.                                              23,700         556,713
Plum Creek Timber Co., Inc.                                                  21,000         880,530
                                                                                      -------------
                                                                                          6,059,849
                                                                                      -------------
                                              TOTAL FINANCIALS--28.60%                   30,015,105
                                                                                      -------------
HEALTH CARE--

BIOTECHNOLOGY--0.60%
Genzyme Corp. *                                                               4,650         290,206
Gilead Sciences, Inc. *                                                       9,300         338,241
                                                                                      -------------
                                                                                            628,447

HEALTH EQUIPMENT & SUPPLIES--0.29%
Advanced Medical Optics, Inc. *                                               5,475         157,352
Covidien Ltd. *                                                               3,750         149,362
                                                                                      -------------
                                                                                            306,714

HEALTH CARE PROVIDERS & SERVICES--0.80%
DaVita, Inc. *                                                                4,000         230,080
LTC Properties, Inc.                                                         27,000         609,660
                                                                                      -------------
                                                                                            839,740

PHARMACEUTICALS--8.48%
Abbott Laboratories                                                          22,850       1,186,143
Eli Lilly & Co.                                                              20,350       1,167,073
Johnson & Johnson                                                            35,000       2,162,650
Merck & Co. Inc.                                                             25,300       1,269,301
Pfizer Inc.                                                                  85,580       2,125,807
Wyeth                                                                        21,325         987,348
                                                                                      -------------
                                                                                          8,898,322
                                                                                      -------------
                                             TOTAL HEALTH CARE--10.17%                   10,673,223
                                                                                      -------------
INDUSTRIALS--

AEROSPACE & DEFENSE--0.92%
United Technologies Corp.                                                    13,000         970,190

COMMERCIAL SERVICES & SUPPLIES--1.72%
Deluxe Corp.                                                                 13,000         494,260
Sovran Self Storage, Inc.                                                    21,000         947,310
Standard Register Co. (The)                                                  28,000         358,120
                                                                                      -------------
                                                                                          1,799,690
ELECTRICAL EQUIPMENT--0.13%
Tyco Electronics Ltd. *                                                       3,750         130,763

INDUSTRIAL CONGLOMERATES--4.32%
3M Co.                                                                       10,200         928,098
General Electric Co.                                                         88,500       3,439,995
Tyco International Ltd.                                                       3,750         165,600
                                                                                      -------------
                                                                                          4,533,693

ROAD & RAIL--0.46%
Burlington Northern Santa Fe Corp.                                            6,000   $     486,900
                                                                                      -------------
                                               TOTAL INDUSTRIALS--7.55%                   7,921,236
                                                                                      -------------
INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--0.99%
Harris Corp.                                                                 12,750         775,582
Nokia Oyj ADR                                                                 8,000         263,040
                                                                                      -------------
                                                                                          1,038,622

INTERNET SOFTWARE & SERVICES--0.49%
StarTek, Inc. *                                                              50,000         516,500

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.97%
Intel Corp.                                                                  39,550       1,018,412

SOFTWARE--0.76%
Microsoft Corp.                                                              27,725         796,539
                                                                                      -------------
                                   TOTAL INFORMATION TECHNOLOGY--3.21%                    3,370,073
                                                                                      -------------
MATERIALS--

CHEMICALS--1.79%
Dow Chemical Co. (The)                                                       20,100         856,863
E. I. du Pont de Nemours and Co.                                             10,000         487,500
PPG Industries, Inc.                                                          7,200         528,120
                                                                                      -------------
                                                                                          1,872,483

METALS & MINING--0.52%
Alcoa Inc.                                                                   15,000         547,950

PAPER & FOREST PRODUCTS--0.90%
International Paper Co.                                                       7,725         271,225
Potlatch Corp.                                                               15,000         675,600
                                                                                      -------------
                                                                                            946,825
                                                                                      -------------
                                                TOTAL MATERIALS--3.21%                    3,367,258
                                                                                      -------------
TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--5.77%
ALLTEL Corp.                                                                  9,650         658,709
AT&T Inc.                                                                    23,500         936,945
Citizens Communications Co.                                                  70,000       1,015,700
FairPoint Communications, Inc.                                               65,000       1,087,450
Verizon Communications Inc.                                                  43,000       1,800,840
Windstream Corp.                                                             39,000         556,920
                                                                                      -------------
                                                                                          6,056,564
                                                                                      -------------
                               TOTAL TELECOMMUNICATION SERVICES--5.77%                    6,056,564
                                                                                      -------------
UTILITIES--

ELECTRIC UTILITIES--7.50%
Ameren Corp.                                                                 15,200         771,856
Consolidated Edison, Inc.                                                    23,100       1,061,214
DTE Energy Co.                                                               24,800       1,185,688
Duke Energy Corp.                                                            38,600         707,924
Integrys Energy Group, Inc.                                                  24,255       1,216,873
Pinnacle West Capital Corp.                                                  25,500       1,015,920
Progress Energy, Inc.                                                        25,000       1,147,000
Southern Co.                                                                 10,000         354,900
Xcel Energy, Inc.                                                            20,000         412,200
                                                                                      -------------
                                                                                          7,873,575

                                                                           SHARES         VALUE
COMMON STOCKS

GAS UTILITIES--1.84%
Nicor Inc.                                                                   23,100   $     960,036
NiSource Inc.                                                                51,600         972,144
                                                                                      -------------
                                                                                          1,932,180
                                                                                      -------------
                                                TOTAL UTILITIES--9.34%                    9,805,755
                                                                                      -------------
                                            TOTAL COMMON STOCK--99.36%
                                                    (Cost $81,801,699)                  104,260,637
                                                                                      -------------
MONEY MARKET FUND
SM&R Money Market Fund, 4.57% (a)                                            27,350          27,350
                                                                                      -------------
                                        TOTAL MONEY MARKET FUND--0.03%
                                                        (Cost $27,350)                       27,350
                                                                                      -------------

                                                                           FACE
                                                                          AMOUNT
COMMERCIAL PAPER

CONSUMER STAPLES--

FOOD PRODUCTS--0.36%
Kraft Foods Inc., 5.65%, 09/04/07                                       $   384,000         383,819
                                                                                      -------------
                                         TOTAL CONSUMER STAPLES--0.36%                      383,819
                                                                                      -------------
INFORMATION TECHNOLOGY--

IT SERVICES--0.25%
Computer Sciences Corp., 6.1%, 09/05/07                                     260,000         259,824
                                                                                      -------------
                                   TOTAL INFORMATION TECHNOLOGY--0.25%                      259,824
                                                                                      -------------
                                         TOTAL COMMERCIAL PAPER--0.61%
                                                       (Cost $643,643)                      643,643
                                                                                      -------------
                                            TOTAL INVESTMENTS--100.00%
                                                    (Cost $82,472,692)                  104,931,630
                       LIABILITIES IN EXCESS OF OTHER ASSETS--(0.00)%                          (213)
                                                                                      -------------
                                                   NET ASSETS--100.00%                $ 104,931,417
                                                                                      =============

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS
     (a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2007. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Equity Income Fund are affiliated by having the same investment adviser.
     (b)  Non-voting shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007

SM&R EQUITY INCOME FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $82,445,342)               $   104,904,280
Investment in affiliated money market fund (Cost $27,350)                                  27,350
                                                                                  ---------------
  Total investments (Cost $82,472,692)                                                104,931,630
Prepaid expenses                                                                           44,375
Receivable for:
  Dividends                                                                               270,630
  Expense reimbursement                                                                     1,453
Other assets                                                                               62,725
                                                                                  ---------------
                                                          TOTAL ASSETS                105,310,813
                                                                                  ---------------
LIABILITIES
Capital stock reacquired                                                                  177,634
Payable to investment adviser for fund expenses                                            59,943
Accrued:
  Investment advisory fees                                                                 65,762
  Administrative service fees                                                              21,893
  Distribution fees                                                                        18,584
Other liabilities                                                                          35,580
                                                                                  ---------------
                                                     TOTAL LIABILITIES                    379,396
                                                                                  ---------------
                                                            NET ASSETS            $   104,931,417
                                                                                  ===============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                             77,122,158
Undistributed net investment income                                                       521,429
Accumulated net realized gain (loss) on investments                                     4,828,892
Net unrealized appreciation of investments                                             22,458,938
                                                                                  ---------------
                                                            NET ASSETS            $   104,931,417
                                                                                  ===============
NET ASSETS:
Class A                                                                                10,524,079

Class B                                                                                 5,373,480

Class T                                                                                89,033,858
                                                                                  ---------------
                                                      TOTAL NET ASSETS            $   104,931,417
                                                                                  ===============
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                           50,000,000
  Outstanding                                                                             449,777

Class B:
  Authorized                                                                           25,000,000
  Outstanding                                                                             237,462

Class T:
  Authorized                                                                           75,000,000
  Outstanding                                                                           3,648,717

Class A:
  Net asset value and redemption price per share                                  $         23.40
  Offering price per share:
   (Net assets value of $23.40 / 95%)                                             $         24.63

Class B:
  Net asset value and offering price per share                                    $         22.63

Class T:
  Net asset value and redemption price per share                                  $         24.40
  Offering price per share:
   (Net assets value of $24.40 / 94.25%)                                          $         25.89


See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2007

SM&R EQUITY INCOME FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $8,119)                                 $     4,172,151
Interest                                                                                   58,366
Interest from affiliated money market fund                                                    936
                                                                                  ---------------
                                               TOTAL INVESTMENT INCOME                  4,231,453
                                                                                  ---------------
EXPENSES
Investment advisory fees                                                                  813,626
Administrative service fees                                                               270,360
Professional fees                                                                          33,553
Custody and transaction fees                                                               23,050
Directors' fees and expenses                                                                5,947
Compliance expenses                                                                        18,848
Qualification fees
  Class A                                                                                   6,252
  Class B                                                                                   6,037
  Class T                                                                                  15,861
Shareholder reporting expenses
  Class A                                                                                   2,573
  Class B                                                                                   1,166
  Class T                                                                                   3,917
Distribution fees
  Class A                                                                                  25,303
  Class B                                                                                  50,413
Insurance expenses                                                                         41,021
                                                                                  ---------------
                                                        TOTAL EXPENSES                  1,317,927
                                              LESS EXPENSES REIMBURSED                    (30,236)
                                                                                  ---------------
                                                          NET EXPENSES                  1,287,691
                                                                                  ---------------
INVESTMENT INCOME (LOSS)--NET                                                           2,943,762
                                                                                  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments                                               6,169,578
  Change in unrealized appreciation of investments                                      1,985,569
                                                                                  ---------------
NET GAIN (LOSS) ON INVESTMENTS                                                          8,155,147
                                                                                  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $    11,098,909
                                                                                  ===============

STATEMENT OF CHANGES IN NET ASSETS

SM&R EQUITY INCOME FUND

                                                                             YEAR ENDED AUGUST 31,
                                                                        ------------------------------
                                                                            2007             2006
                                                                        -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income (loss)--net                                         $   2,943,762    $   2,204,335
  Net realized gain (loss) on investments                                   6,169,578        5,009,183
  Change in unrealized appreciation of investments                          1,985,569        3,046,019
                                                                        -------------    -------------
  Net increase (decrease) in net assets resulting from operations          11,098,909       10,259,537
                                                                        -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                                  (282,083)        (160,310)
    Class B                                                                  (159,657)         (95,634)
    Class T                                                                (2,534,256)      (1,606,342)
  Capital gains
    Class A                                                                  (571,917)        (694,010)
    Class B                                                                  (394,523)        (618,906)
    Class T                                                                (5,134,379)      (7,130,605)
                                                                        -------------    -------------
  Total distributions to shareholders                                      (9,076,815)     (10,305,807)
                                                                        -------------    -------------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                                   1,129,114          189,961
  Class B                                                                  (1,484,680)        (904,275)
  Class T                                                                  (3,460,806)      (5,090,295)
                                                                        -------------    -------------
  Total capital share transactions--net                                    (3,816,372)      (5,804,609)
                                                                        -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (1,794,278)      (5,850,879)
NET ASSETS
  Beginning of year                                                       106,725,695      112,576,574
                                                                        -------------    -------------
  End of year                                                           $ 104,931,417    $ 106,725,695
                                                                        =============    =============
Undistributed Net Investment Income                                     $     521,429    $     553,663
                                                                        =============    =============

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R EQUITY INCOME FUND

                                                                                CLASS A SHARES
                                                --------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------------------------
                                                    2007             2006             2005             2004             2003
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, beginning of year          $      23.12     $      23.22     $      22.11     $      20.03     $      19.04
    Income (loss) from investment operations
      Investment income (loss)--net                     0.64             0.45             0.35             0.26             0.22
      Net realized and unrealized gain
        (loss) on investments                           1.71             1.70             1.68             2.10             1.01
                                                ------------     ------------     ------------     ------------     ------------
        Total from investment operations                2.35             2.15             2.03             2.36             1.23
    Less distributions
      Investment income--net                           (0.68)           (0.40)           (0.39)           (0.28)           (0.24)
      Capital gains                                    (1.39)           (1.85)           (0.53)              --               --
                                                ------------     ------------     ------------     ------------     ------------
        Total distributions                            (2.07)           (2.25)           (0.92)           (0.28)           (0.24)
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, end of year                $      23.40     $      23.12     $      23.22     $      22.11     $      20.03
                                                ============     ============     ============     ============     ============
    Total return (1)                                   10.31%            9.89%            9.25%           11.79%            6.61%
                                                ============     ============     ============     ============     ============
    RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
    Net assets, end of year (000's omitted)     $     10,524     $      9,269     $      9,088     $      8,063     $      5,940
    Ratio of expenses with reimbursement to
      average net assets (2)                            1.26%            1.26%            1.26%            1.26%            1.26%
    Ratio of expenses without reimbursement
      to average net assets                             1.43%            1.54%            1.50%            1.43%            1.50%
    Ratio of net investment income (loss) to
      average net assets                                2.57%            2.00%            1.53%            1.08%            1.21%
    Portfolio turnover rate                            11.40%           47.59%           18.45%            6.74%            7.57%

                                                                                CLASS B SHARES
                                                --------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------------------------
                                                    2007             2006             2005             2004             2003
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, beginning of year          $      22.33     $      22.49     $      21.46     $      19.44     $      18.56
    Income (loss) from investment operations
      Investment income (loss)--net                     0.40             0.29             0.23             0.13             0.13
      Net realized and unrealized gain
       (loss) on investments                            1.84             1.69             1.61             2.07             0.94
                                                ------------     ------------     ------------     ------------     ------------
        Total from investment operations                2.24             1.98             1.84             2.20             1.07
    Less distributions
      Investment income--net                           (0.55)           (0.29)           (0.28)           (0.18)           (0.19)
      Capital gains                                    (1.39)           (1.85)           (0.53)              --               --
                                                ------------     ------------     ------------     ------------     ------------
        Total distributions                            (1.94)           (2.14)           (0.81)           (0.18)           (0.19)
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, end of year                $      22.63     $      22.33     $      22.49     $      21.46     $      19.44
                                                ============     ============     ============     ============     ============
    Total return (1)                                   10.20%            9.40%            8.64%           11.36%            5.85%
                                                ============     ============     ============     ============     ============
    RATIOS (IN PERCENTAGES)/SUPPLEMENTAL  DATA
    Net assets, end of year (000's omitted)     $      5,373     $      6,759     $      7,744     $      7,375     $      6,182
    Ratio of expenses with reimbursement to
      average net assets (2)                            1.76%            1.76%            1.76%            1.76%            1.76%
    Ratio of expenses without reimbursement
      to average net assets                             1.95%            2.06%            2.05%            1.95%            1.99%
    Ratio of net investment income (loss) to
      average net assets                                2.09%            1.45%            1.04%            0.58%            0.71%
    Portfolio turnover rate                            11.40%           47.59%           18.45%            6.74%            7.57%

(1) Does not include the effect of sales charge
(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.26% for Class A and 1.76% for Class B until December 31, 2007.

See notes to financial statements.

                                                                                CLASS T SHARES
                                                --------------------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------------------------
                                                    2007             2006             2005             2004             2003
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, beginning of year          $      23.97     $      23.97     $      22.77     $      20.56     $      19.51
    Income (loss) from investment operations
      Investment income (loss)--net                     0.69             0.50             0.40             0.28             0.27
      Net realized and unrealized gain
        (loss) on investments                           1.81             1.76             1.72             2.21             1.04
                                                ------------     ------------     ------------     ------------     ------------
        Total from investment operations                2.50             2.26             2.12             2.49             1.31
    Less distributions
      Investment income--net                           (0.68)           (0.41)           (0.39)           (0.28)           (0.26)
      Capital gains                                    (1.39)           (1.85)           (0.53)              --               --
                                                ------------     ------------     ------------     ------------     ------------
        Total distributions                            (2.07)           (2.26)           (0.92)           (0.28)           (0.26)
                                                ------------     ------------     ------------     ------------     ------------
    Net asset value, end of year                $      24.40     $      23.97     $      23.97     $      22.77     $      20.56
                                                ============     ============     ============     ============     ============
    Total return (1)                                   10.60%           10.04%            9.35%           12.14%            6.83%
                                                ============     ============     ============     ============     ============
    RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
    Net assets, end of year (000's omitted)     $     89,034     $     90,698     $     95,744     $     97,802     $     94,943
    Ratio of expenses to average net assets             1.12%            1.15%            1.14%            1.10%            1.12%
    Ratio of net investment income (loss) to
      average net assets                                2.72%            2.09%            1.66%            1.24%            1.36%
    Portfolio turnover rate                            11.40%           47.59%           18.45%            6.74%            7.57%

(1) Does not include the effect of sales charge

See notes to financial statements.

SM&R BALANCED FUND

MANAGER DISCUSSION

The SM&R Balanced Fund's investment objectives are to conserve principal, produce current income and achieve long-term capital appreciation. The Fund seeks to accomplish these objectives with a balance of both growth and income through its well-diversified portfolio of stocks of primarily large-cap companies, U.S. Government agency and corporate fixed income securities, and money market instruments. As of the fiscal year end on August 31, 2007, the Fund's allocation was approximately 72% equities, 23% bonds and 5% cash equivalents (which includes bonds and cash equivalents as they are both considered fixed income investments). For the twelve months ended August 31st, the Fund's total return was 11.28%, before sales charges (but after other expenses), to Class T investors at net asset value. Over that same time period, the total return of the Fund's benchmark, the Lipper Balanced Fund Index, was 11.66%. Year to date through August 31, 2007, the Fund's return was 4.17%. The equity portion of the Fund produced a total return (capital appreciation and dividend income) of 16.66%, while the bond portion returned 5.95% for the year. The broad equity market, as measured by the S&P 500, returned 15.13% for the twelve months, and the Lehman Intermediate Government/Credit Index returned 5.5%.

The Fund's performance during the year benefited significantly from holdings in the Industrials and Information Technology sectors. Stock selection in the Health Care and Telecommunication Services sectors negatively impacted performance. Standout performers for the year include EMC Corp. (+69%), United States Steel (+62%), Bunge (+62%) and Goodrich (+62%). The poorest performing holdings were Advanced Medical Optics (-40%), Motorola (-27.5%), Amgen (-26%) and Bear Stearns (purchased during the year, -16.6%).

The fixed income allocation of the Balanced Fund has an average A1 (Moody's), A+ (Standard & Poor's) rating, 4.676% average coupon, and an average modified duration of 1.6 years. Fund performance benefited from a shorter average duration than the index as shorter dated assets outperformed longer maturities throughout the period.

A flight to quality in the Treasury market caused a significant rally in government bond prices in late summer amid the turmoil in the credit markets. The era of low interest rates, easy credit, loose mortgage underwriting, and complicated, highly leveraged structured debt instruments seemed to end abruptly. Cracks appeared in the facade, and the true underlying quality of many debt instruments, particularly sub-prime mortgages and CDOs (collateralized debt obligations) emerged. Credit markets reacted severely, and continue to, with credit spreads widening and decreased liquidity. The underpricing of risk that has occurred over the last four or five years has finally been recognized.

The recent well-documented turmoil in global capital markets and softness in housing markets appear to be beginning to take a toll on the broader economy. Payrolls declined by 4,000 jobs in August, the first such decline since 2003. Additionally, revisions removed 81,000 jobs from the prior two months. Although the unemployment rate remained at 4.6% due to people leaving the available workforce, various reports indicate that labor demand growth is slowing. Declining housing prices, rising defaults on mortgages, and the prospect of rising unemployment seem likely to have a restraining effect on consumer spending in the months ahead. On the positive side, recent declines in gasoline prices of about forty cents/gallon may help offset these negatives for consumers.

The National Association of Realtors reported that pending home sales fell 12.2% in July, the highest monthly decline since it began tracking the data in 2001. Existing home sales fell 0.2% for the month while the inventory of unsold homes was up 19% and median sale prices were down 0.6% compared to July of last year. Housing starts will likely bottom sometime next year, but a recovery is likely to be very slow due to large unsold inventories.

The Federal Reserve's Beige Book, which publishes anecdotal surveys conducted by the twelve Federal Reserve Banks on current economic conditions in their districts, was released September 5th with data through August 27th. The report continued to paint a positive picture of the economy with six Banks reporting "moderate" or "modest" growth, two reporting "mixed" activity and four reporting "economies continued to grow; however the pace of activity has slowed." This report confirms that domestic economic growth appears to be slowing but does not seem to suggest that a recession is in the offing.

Increased uncertainty in the capital markets and the economy over the past several months has led to a rise in volatility in U.S. equities markets. Between July 13th and August 15th the S&P 500 declined 9.4%, then rallied 4.8% through the end of the month. For 2007, consensus forecasts for the S&P 500 are for 7% earnings growth over 2006 following 16% growth last year, a significant slowing. Currently, the trailing twelve-month P/E ratio for the S&P 500 is approximately 16x. Based on forecasted earnings, the year-end 2007 P/E is 15x. This compares to an historical long-term average P/E of 15.5x. Given expectations for slowing growth in corporate operating margins and profits, equities appear to be relatively fairly valued at these levels. With the anticipation of a slowing economy along with the probability of slowing corporate earnings growth, it does not seem likely that price/earnings multiples will expand meaningfully from these levels until market participants believe economic conditions have stabilized and corporate profits are poised to improve. This environment should favor stocks with above-average expected total returns including dividends.

We plan to continue our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining a high-quality, well-diversified fixed income allocation. Thus, we believe the Fund will provide an attractive total return over the long-term for conservative investors seeking both capital appreciation and current income through a balanced portfolio of equities and debt. This strategy should make the Fund an attractive core holding for many investors.

Sincerely,

Anne M. LeMire, CPA, CFA, and John S. Maidlow, CFA, Co-Portfolio Managers SM&R Balanced Fund

[CHART]

          ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
 SM&R BALANCED FUND, CLASS T, AT OFFERING PRICE, AND LIPPER BALANCED FUND INDEX
                                 AND THE S&P 500

                  SM&R
                BALANCED                        LIPPER
                  FUND        S&P 500     BALANCED FUND INDEX
                --------  --------------  -------------------
9/1/1997        $  9,426  $       10,000  $            10,000
8/31/1998       $  9,587  $       10,809  $            10,449
8/31/1999       $ 11,455  $       15,114  $            12,530
8/31/2000       $ 13,757  $       17,581  $            14,039
8/31/2001       $ 12,122  $       13,293  $            12,946
8/31/2002       $ 11,386  $       10,901  $            11,818
8/31/2003       $ 12,178  $       12,217  $            13,005
8/31/2004       $ 13,268  $       13,616  $            14,188
8/31/2005       $ 14,034  $       15,325  $            15,784
8/31/2006       $ 14,706  $       16,686  $            16,874
8/31/2007       $ 16,366  $       19,212  $            18,842

SM&R Balanced Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/07. Inception date of these classes is 01/01/99.

                 ONE     FIVE    TEN      SINCE
                 YEAR    YEAR    YEAR   INCEPTION
                ------  ------  ------  ---------
Class A          5.55%   6.34%    --       3.53%
Class B          5.17%   6.66%    --       3.81%

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 5.75% through 8/31/07 for Class T shares.

    10 YEAR                                5.05%
    5 YEAR                                 6.26%
    1 YEAR                                 4.91%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Consumer Discretionary              7.59%
Consumer Staples                   10.56%
Energy                              8.08%
Financials                         23.45%
Health Care                         8.31%
Industrials                        10.23%
Information Technology             12.47%
Materials                           1.58%
Telecommunication Services          2.40%
U S Government                     10.69%
Utilities                           4.64%

SCHEDULE OF INVESTMENTS  August 31, 2007

SM&R BALANCED FUND

                                                                       SHARES           VALUE
COMMON STOCKS

CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE--1.35%
Host Hotels & Resorts Inc.                                                  2,265   $      50,487
McDonald's Corp.                                                            2,850         140,363
Starwood Hotels & Resorts Worldwide, Inc.                                   3,000         183,360
Wyndham Worldwide Corp.                                                     1,020          32,538
                                                                                    -------------
                                                                                          406,748

HOUSEHOLD DURABLES--0.96%
Newell Rubbermaid Inc.                                                      3,800          98,002
Stanley Works (The)                                                         3,400         192,916
                                                                                    -------------
                                                                                          290,918

MEDIA--1.93%
CBS Corp. (Class B)                                                         2,000          63,020
Time Warner Inc.                                                            9,000         170,820
Viacom Inc. (Class B) *                                                     2,000          78,920
Walt Disney Co. (The)                                                       8,000         268,800
                                                                                    -------------
                                                                                          581,560

MULTILINE RETAIL--1.13%
J.C. Penney Co., Inc.                                                       2,200         151,272
Kohl's Corp. *                                                              1,000          59,300
Target Corp.                                                                2,000         131,860
                                                                                    -------------
                                                                                          342,432

SPECIALTY RETAIL--2.18%
Best Buy Co., Inc.                                                          3,000         131,850
Limited Brands, Inc.                                                        7,600         176,016
Lowe's Companies, Inc.                                                      5,800         180,148
TJX Companies, Inc. (The)                                                   4,000         121,960
Urban Outfitters, Inc. *                                                    2,175          49,808
                                                                                    -------------
                                                                                          659,782
                                                                                    -------------
                              TOTAL CONSUMER DISCRETIONARY--7.55%                       2,281,440
                                                                                    -------------
CONSUMER STAPLES--

BEVERAGES--1.85%
Coca-Cola Co. (The)                                                         6,000         322,680
International Flavors & Fragrances Inc.                                       900          45,207
PepsiCo, Inc.                                                               2,800         190,484
                                                                                    -------------
                                                                                          558,371

FOOD PRODUCTS--1.98%
Bunge Limited                                                               1,625         148,590
H.J. Heinz Co.                                                              2,600         117,234
McCormick & Co., Inc. (c)                                                   3,700         132,608
Sensient Technologies Corp.                                                 7,400         200,466
                                                                                    -------------
                                                                                          598,898

FOOD & STAPLES RETAILING--1.21%
SUPERVALU INC                                                               3,475         146,471
Wal-Mart Stores, Inc.                                                       5,000         218,150
                                                                                    -------------
                                                                                          364,621

HOUSEHOLD PRODUCTS--1.65%
Kimberly-Clark Corp.                                                        2,200         151,118
Procter & Gamble Co. (The)                                                  5,300         346,143
                                                                                    -------------
                                                                                          497,261

PERSONAL PRODUCTS--0.86%
Alberto-Culver Co.                                                          1,800   $      41,706
Avon Products, Inc.                                                         3,050         104,768
Colgate-Palmolive Co.                                                       1,475          97,822
Sally Beauty Holdings, Inc. *                                               1,800          15,336
                                                                                    -------------
                                                                                          259,632
                                                                                    -------------
                                    TOTAL CONSUMER STAPLES--7.55%                       2,278,783
                                                                                    -------------
ENERGY--

ENERGY EQUIPMENT & SERVICES--1.46%
Schlumberger Ltd.                                                           2,400         231,600
Weatherford International Ltd. *                                            3,600         210,168
                                                                                    -------------
                                                                                          441,768

OIL, GAS & CONSUMABLE FUELS--6.59%
Anadarko Petroleum Corp.                                                    3,600         176,328
BP PLC ADR                                                                  5,092         342,997
Chevron Corp.                                                               6,001         526,648
Exxon Mobil Corp.                                                          11,000         943,030
                                                                                    -------------
                                                                                        1,989,003
                                                                                    -------------
                                              TOTAL ENERGY--8.05%                       2,430,771
                                                                                    -------------
FINANCIALS--

COMMERCIAL BANKS--4.19%
Bank of America Corp.                                                      10,000         506,800
PNC Financial Services Group, Inc.                                          3,000         211,110
U.S. Bancorp                                                                6,000         194,100
Wachovia Corp.                                                              3,600         176,328
Wells Fargo & Co.                                                           4,800         175,392
                                                                                    -------------
                                                                                        1,263,730

DIVERSIFIED FINANCIAL SERVICES--5.84%
Allied Capital Corp.                                                        3,400         101,388
Bear Stearns Companies Inc. (The)                                             900          97,794
Charles Schwab Corp. (The)                                                  5,650         111,870
Citigroup Inc.                                                             14,500         679,760
Discover Financial Services *                                               3,000          69,420
Goldman Sachs Group, Inc. (The)                                             1,000         176,010
JPMorgan Chase & Co.                                                        2,092          93,136
Morgan Stanley                                                              6,000         374,220
National Financial Partners Corp.                                           1,250          61,000
                                                                                    -------------
                                                                                        1,764,598

INSURANCE--4.53%
Allstate Corp. (The)                                                        2,300         125,925
American International Group, Inc.                                          5,731         378,246
Aspen Insurance Holdings Ltd.                                               3,925          98,478
Genworth Financial Inc. (Class A)                                           6,200         179,676
Prudential Financial, Inc.                                                  3,000         269,340
RenaissanceRe Holdings Ltd.                                                 2,000         114,560
Travelers Companies, Inc. (The)                                             4,000         202,160
                                                                                    -------------
                                                                                        1,368,385
                                                                                    -------------
                                         TOTAL FINANCIALS--14.56%                       4,396,713
                                                                                    -------------
HEALTH CARE--
BIOTECHNOLOGY--0.61%
Amgen Inc. *                                                                1,300          65,143
Genzyme Corp. *                                                               875          54,609
Gilead Sciences, Inc. *                                                     1,750          63,647
                                                                                    -------------
                                                                                          183,399

                                                                       SHARES           VALUE
COMMON STOCKS

HEALTH EQUIPMENT & SUPPLIES--1.07%
Advanced Medical Optics, Inc. *                                             1,025   $      29,458
Beckman Coulter, Inc.                                                       2,000         143,900
Covidien Ltd. *                                                               900          35,847
Zimmer Holdings, Inc. *                                                     1,460         114,362
                                                                                    -------------
                                                                                          323,567

HEALTH CARE PROVIDERS & SERVICES--0.54%
DaVita, Inc. *                                                                925          53,206
Patterson Companies Inc. *                                                  3,000         110,340
                                                                                    -------------
                                                                                          163,546

PHARMACEUTICALS--6.05%
Abbott Laboratories                                                         4,200         218,022
Allergan, Inc.                                                              2,000         120,020
Eli Lilly & Co.                                                             3,850         220,797
Endo Pharmaceuticals Holdings Inc. *                                        1,750          55,790
Johnson & Johnson                                                           6,000         370,740
Merck & Co. Inc.                                                            5,300         265,901
Pfizer Inc.                                                                15,000         372,600
Wyeth                                                                       4,400         203,720
                                                                                    -------------
                                                                                        1,827,590
                                                                                    -------------
                                         TOTAL HEALTH CARE--8.27%                       2,498,102
                                                                                    -------------
INDUSTRIALS--

AEROSPACE & DEFENSE--1.40%
General Dynamics Corp.                                                      1,400         109,984
Goodrich Corp.                                                              1,900         120,004
L-3 Communications Holdings, Inc.                                           1,000          98,510
Northrop Grumman Corp.                                                      1,200          94,608
                                                                                    -------------
                                                                                          423,106

AIR FREIGHT & LOGISTICS--0.32%
FedEx Corp.                                                                   875          95,970

COMMERCIAL SERVICES & SUPPLIES--0.82%
Avis Budget Group, Inc. *                                                     510          11,837
Cintas Corp.                                                                2,000          73,300
Equifax Inc.                                                                2,100          80,892
R. R. Donnelley & Sons Co.                                                  2,300          82,386
                                                                                    -------------
                                                                                          248,415

ELECTRICAL EQUIPMENT--0.11%
Tyco Electronics Ltd. *                                                       900          31,383

INDUSTRIAL CONGLOMERATES--2.77%
3M Co.                                                                      1,925         175,156
General Electric Co.                                                       16,000         621,920
Tyco International Ltd.                                                       900          39,744
                                                                                    -------------
                                                                                          836,820

MACHINERY--2.29%
Caterpillar Inc.                                                            1,100          83,347
Danaher Corp.                                                               1,400         108,724
Dover Corp.                                                                 1,700          83,980
Eaton Corp.                                                                 1,100         103,642
Illinois Tool Works Inc.                                                    1,800         104,706
Ingersoll-Rand Co. Ltd (Class A)                                            1,900          98,667
Parker Hannifin Corp.                                                       1,000         107,470
                                                                                    -------------
                                                                                          690,536

ROAD & RAIL--0.36%
Burlington Northern Santa Fe Corp.                                          1,350   $     109,552

TRADING COMPANIES & DISTRIBUTORS--0.33%
W.W. Grainger, Inc.                                                         1,100         100,771

TRANSPORTATION INFRASTRUCTURE--0.33%
Ryder System, Inc.                                                          1,800          98,550
                                                                                    -------------
                                         TOTAL INDUSTRIALS--8.73%                       2,635,103
                                                                                    -------------
INFORMATION TECHNOLOGY--

COMMUNICATIONS EQUIPMENT--2.95%
Arris Group Inc. *                                                          3,900          59,202
Cisco Systems, Inc. *                                                      11,700         373,464
Harris Corp.                                                                2,300         139,909
Motorola, Inc.                                                              6,200         105,090
Nokia Oyj ADR                                                               6,500         213,720
                                                                                    -------------
                                                                                          891,385

COMPUTERS & PERIPHERALS--2.11%
Dell Inc. *                                                                 6,800         192,100
EMC Corp.                                                                   7,500         147,450
Electronics for Imaging, Inc. *                                             1,950          50,856
Hewlett-Packard Co.                                                         5,000         246,750
                                                                                    -------------
                                                                                          637,156

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.18%
Agilent Technologies, Inc. *                                                1,525          55,510

IT SERVICES--0.14%
Global Payments Inc.                                                        1,075          42,441

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.54%
Intel Corp.                                                                13,000         334,750
Linear Technology Corp.                                                     1,500          50,985
Texas Instruments Inc.                                                      2,300          78,752
                                                                                    -------------
                                                                                          464,487

SOFTWARE--3.23%
Electronic Arts Inc. *                                                      1,500          79,410
Microsoft Corp.                                                            23,300         669,409
Oracle Corp. *                                                             11,100         225,108
                                                                                    -------------
                                                                                          973,927
                                                                                    -------------
                             TOTAL INFORMATION TECHNOLOGY--10.15%                       3,064,906
                                                                                    -------------
MATERIALS--

CHEMICALS--0.70%
Dow Chemical Co. (The)                                                      1,600          68,208
Eastman Chemical Co.                                                          600          40,056
PPG Industries, Inc.                                                          900          66,015
Sigma-Aldrich Corp.                                                           800          35,840
                                                                                    -------------
                                                                                          210,119

CONTAINERS & PACKAGING--0.12%
Ball Corp.                                                                    700          36,666

METALS & MINING--0.44%
Freeport-McMoRan Copper & Gold, Inc.                                          268          23,429
Nucor Corp.                                                                 1,200          63,480
United States Steel Corp.                                                     500          47,240
                                                                                    -------------
                                                                                          134,149

                                                                       SHARES           VALUE
COMMON STOCKS

PAPER & FOREST PRODUCTS--0.32%
International Paper Co.                                                     1,300   $      45,643
Louisiana-Pacific Corp.                                                     1,000          18,730
MeadWestvaco Corp.                                                          1,000          31,590
                                                                                    -------------
                                                                                           95,963
                                                                                    -------------
                                           TOTAL MATERIALS--1.58%                         476,897
                                                                                    -------------
TELECOMMUNICATION SERVICES--

DIVERSIFIED TELECOMMUNICATION SERVICES--1.88%
ALLTEL Corp.                                                                2,400         163,824
Sprint Nextel Corp.                                                        10,263         194,176
Verizon Communications Inc.                                                 2,580         108,050
Windstream Corp.                                                            7,100         101,388
                                                                                    -------------
                                                                                          567,438

WIRELESS TELECOMMUNICATION SERVICES--0.52%
Vodafone Group PLC ADR                                                      4,812         155,909
                                                                                    -------------
                          TOTAL TELECOMMUNICATION SERVICES--2.40%                         723,347
                                                                                    -------------
UTILITIES--

ELECTRIC UTILITIES--2.92%
Ameren Corp.                                                                3,000         152,340
CenterPoint Energy, Inc.                                                    5,500          89,210
Constellation Energy Group                                                  5,000         414,700
Exelon Corp.                                                                1,400          98,938
Southern Co.                                                                1,600          56,784
Wisconsin Energy Corp.                                                      1,600          70,896
                                                                                    -------------
                                                                                          882,868
                                                                                    -------------
                                           TOTAL UTILITIES--2.92%                         882,868
                                                                                    -------------

                                       TOTAL COMMON STOCK--71.76%
                                               (Cost $16,357,340)                      21,668,930
                                                                                    -------------

                                                                        FACE
                                                                       AMOUNT
CORPORATE BONDS

CONSUMER STAPLES--

PERSONAL PRODUCTS--1.73%
Avon Products, Inc., 7.15%, 11/15/09                                $     500,000         522,699
                                                                                    -------------
                                    TOTAL CONSUMER STAPLES--1.73%                         522,699
                                                                                    -------------
FINANCIALS--

COMMERCIAL BANKS--2.49%
Royal Bank of Scotland GRP PLC,
  yankee bond, 6.40%, 04/01/09                                            500,000         513,309
Washington Mutual Inc., 4.20%, 01/15/10                                   250,000         239,814
                                                                                    -------------
                                                                                          753,123

DIVERSIFIED FINANCIAL SERVICES--4.52%
General Electric Capital Corp., 3.75%, 12/15/09                           350,000         341,806
JPMorgan & Co., Inc., 6.00%, 01/15/09                                     500,000         504,323
Weingarten Realty Investors, 7.35%, 07/20/09                              500,000         517,448
                                                                                    -------------
                                                                                        1,363,577

INSURANCE--1.78%
Mony Group Inc. (The), 8.35%, 03/15/10                                    500,000         537,544
                                                                                    -------------
                                          TOTAL FINANCIALS--8.79%                       2,654,244
                                                                                    -------------

INDUSTRIALS--

TRANSPORTATION--1.46%
Hertz Corp., 7.40%, 03/01/11                                        $     455,000   $     441,350
                                                                                    -------------
                                         TOTAL INDUSTRIALS--1.46%                         441,350
                                                                                    -------------
                                    TOTAL CORPORATE BONDS--11.98%
                                                (Cost $3,553,986)                       3,618,293
                                                                                    -------------
U S GOVERNMENT AGENCY SECURITIES--

U S GOVERNMENT AGENCY SECURITIES--10.64%
Federal Farm Credit Bank, 4.70%, 10/06/08                                 400,000         398,657
Federal Farm Credit Bank, 4.15%, 11/30/09                                 350,000         345,274
Federal Home Loan Bank, 4.40%, 12/28/09                                   750,000         742,801
Federal Home Loan Mortgage Corp., 5.27%, 10/12/10                       1,000,000       1,000,014
Federal Home Loan Mortgage Corp., Pool #284839, 8.50%, 01/01/17             4,171           4,428
Federal National Mortgage Association, 4.75%, 08/25/08 (b)                700,000         699,307
Federal National Mortgage Association, Pool #048974, 8.00%,
  06/01/17                                                                 22,353          23,416
                                                                                    -------------
                    TOTAL US GOVERNMENT AGENCY SECURITIES--10.64%
                                                (Cost $3,223,317)                       3,213,897
                                                                                    -------------

                                                                       SHARES
MONEY MARKET FUND
SM&R Money Market Fund, 4.57% (a)                                             900             900
                                                                                    -------------
                                   TOTAL MONEY MARKET FUND--0.00%
                                                      (Cost $900)                             900
                                                                                    -------------

                                                                        FACE
                                                                       AMOUNT
COMMERCIAL PAPER

CONSUMER STAPLES--

FOOD PRODUCTS--1.24%
Kraft Foods Inc., 5.65%, 09/04/07                                   $     373,000         372,824
                                                                                    -------------
                                    TOTAL CONSUMER STAPLES--1.24%                         372,824

INFORMATION TECHNOLOGY--

IT SERVICES--2.27%
Computer Sciences Corp., 6.10%, 09/05/07                                  685,000         684,535
                                                                                    -------------
                              TOTAL INFORMATION TECHNOLOGY--2.27%                         684,535
                                                                                    -------------
UTILITIES--

ELECTRIC UTILITIES--1.69%
Pacific Gas& Electric, 6.15%, 09/06/07                                    512,000         511,563
                                                                                    -------------
                                           TOTAL UTILITIES--1.69%                         511,563
                                                                                    -------------
                                    TOTAL COMMERCIAL PAPER--5.20%
                                                (Cost $1,568,922)                       1,568,922
                                                                                    -------------
                                        TOTAL INVESTMENTS--99.58%
                                               (Cost $24,704,465)                      30,070,942
                   CASH AND OTHER ASSETS, LESS LIABILITIES--0.42%                         127,230
                                                                                    -------------
                                              NET ASSETS--100.00%                   $  30,198,172
                                                                                    =============

*--Non-income producing securities

ABBREVIATIONS
ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2007. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Balanced Fund are affiliated by having the same investment adviser.
(b)  Long term obligations that will mature in less than one year.
(c)  Non-voting shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007

SM&R BALANCED FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $24,703,565)                              $    30,070,042
Investment in affiliated money market fund (Cost $900)                                                       900
                                                                                                 ---------------
  Total investments (Cost $24,704,465)                                                                30,070,942
Prepaid expenses                                                                                          18,088
Receivable for:
  Investment securities sold                                                                                 232
  Dividends                                                                                               44,350
  Interest                                                                                               122,937
  Expense reimbursement                                                                                      358
Other assets                                                                                              15,067
                                                                                                 ---------------
                                                                                  TOTAL ASSETS        30,271,974
                                                                                                 ---------------
LIABILITIES
Investment securities purchased                                                                              151
Capital stock reacquired                                                                                   6,759
Payable to investment adviser for fund expenses                                                           22,345
Accrued:
  Investment advisory fees                                                                                19,164
  Administrative service fees                                                                              6,388
  Distribution fees                                                                                        7,625
Other liabilities                                                                                         11,370
                                                                                                 ---------------
                                                                             TOTAL LIABILITIES            73,802
                                                                                                 ---------------
                                                                                    NET ASSETS   $    30,198,172
                                                                                                 ===============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                                            24,454,989
Undistributed net investment income                                                                      103,490
Accumulated net realized gain (loss) on investments                                                      273,216
Net unrealized appreciation of investments                                                             5,366,477
                                                                                                 ---------------
                                                                                    NET ASSETS   $    30,198,172
                                                                                                 ===============
NET ASSETS:
Class A                                                                                                4,376,417

Class B                                                                                                2,170,949

Class T                                                                                               23,650,806
                                                                                                 ---------------
                                                                              TOTAL NET ASSETS   $    30,198,172
                                                                                                 ===============
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                                          50,000,000
  Outstanding                                                                                            238,286

Class B:
  Authorized                                                                                          25,000,000
  Outstanding                                                                                            116,947

Class T:
  Authorized                                                                                          25,000,000
  Outstanding                                                                                          1,236,577

Class A:
  Net asset value and redemption price per share                                                 $         18.37
  Offering price per share:
    (Net assets value of $18.37 / 95%)                                                           $         19.34

Class B:
  Net asset value and offering price per share                                                   $         18.56

Class T:
  Net asset value and redemption price per share                                                 $         19.13
  Offering price per share:
    (Net assets value of $19.13 / 94.25%)                                                        $         20.30

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2007

SM&R BALANCED FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $1,051)                                                $       453,094
Interest                                                                                                 538,232
Interest from affiliated money market fund                                                                   151
                                                                                                 ---------------
                                                                       TOTAL INVESTMENT INCOME           991,477
                                                                                                 ---------------
EXPENSES
Investment advisory fees                                                                                 230,737
Administrative service fees                                                                               76,912
Professional fees                                                                                          3,355
Custody and transaction fees                                                                              17,125
Directors' fees and expenses                                                                               5,947
Compliance expenses                                                                                        5,207
Qualification fees
  Class A                                                                                                  5,980
  Class B                                                                                                  4,124
  Class T                                                                                                 14,413
Shareholder reporting expenses
  Class A                                                                                                  1,011
  Class B                                                                                                    758
  Class T                                                                                                    653
Distribution fees
  Class A                                                                                                 11,331
  Class B                                                                                                 20,134
Insurance expenses                                                                                        11,493
                                                                                                 ---------------
                                                                                TOTAL EXPENSES           409,180
                                                                      LESS EXPENSES REIMBURSED           (18,422)
                                                                                                 ---------------
                                                                                  NET EXPENSES           390,758
                                                                                                 ---------------
INVESTMENT INCOME (LOSS)--NET                                                                            600,719
                                                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments                                                                301,453
  Change in unrealized appreciation of investments                                                     2,340,504
                                                                                                 ---------------
NET GAIN (LOSS) ON INVESTMENTS                                                                         2,641,957
                                                                                                 ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  $     3,242,676
                                                                                                 ===============

STATEMENT OF CHANGES IN NET ASSETS

SM&R BALANCED FUND

                                                                                    YEAR ENDED AUGUST 31,
                                                                              ----------------------------------
                                                                                   2007               2006
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income (loss)--net                                               $       600,719    $       569,854
  Net realized gain (loss) on investments                                             301,453          1,764,695
  Change in unrealized appreciation of investments                                  2,340,504           (951,013)
                                                                              ---------------    ---------------
  Net increase (decrease) in net assets resulting from operations                   3,242,676          1,383,536
                                                                              ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                                           (90,358)           (85,723)
    Class B                                                                           (43,762)           (38,847)
    Class T                                                                          (496,856)          (403,808)
  Capital gains
    Class A                                                                          (270,917)          (217,989)
    Class B                                                                          (158,886)          (120,455)
    Class T                                                                        (1,312,231)          (941,602)
                                                                              ---------------    ---------------
  Total distributions to shareholders                                              (2,373,010)        (1,808,424)
                                                                              ---------------    ---------------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                                            (179,987)          (519,607)
  Class B                                                                            (669,560)          (274,951)
  Class T                                                                             602,782           (128,140)
                                                                              ---------------    ---------------
  Total capital share transactions--net                                              (246,765)          (922,698)
                                                                              ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               622,901         (1,347,586)
NET ASSETS
  Beginning of year                                                                29,575,271         30,922,857
                                                                              ---------------    ---------------
  End of year                                                                 $    30,198,172    $    29,575,271
                                                                              ===============    ===============
Undistributed Net Investment Income                                           $       103,490    $       133,747
                                                                              ===============    ===============

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R BALANCED FUND

                                                                                          CLASS A SHARES
                                                                      ---------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                                      ---------------------------------------------------------
                                                                        2007        2006        2005        2004        2003
                                                                      ---------   ---------   ---------   ---------   ---------
     Net asset value, beginning of year                               $   17.91   $   18.19   $   17.60   $   16.65   $   15.93
     Income (loss) from investment operations
       Investment income (loss)--net                                       0.36        0.32        0.35        0.28        0.32
       Net realized and unrealized gain (loss) on investments              1.57        0.50        0.65        1.18        0.77
                                                                      ---------   ---------   ---------   ---------   ---------
         Total from investment operations                                  1.93        0.82        1.00        1.46        1.09
     Less distributions
       Investment income--net                                             (0.37)      (0.31)      (0.35)      (0.30)      (0.37)
       Capital gains                                                      (1.10)      (0.79)      (0.06)      (0.21)         --
                                                                      ---------   ---------   ---------   ---------   ---------
         Total distributions                                              (1.47)      (1.10)      (0.41)      (0.51)      (0.37)
                                                                      ---------   ---------   ---------   ---------   ---------
     Net asset value, end of year                                     $   18.37   $   17.91   $   18.19   $   17.60   $   16.65
                                                                      =========   =========   =========   =========   =========
     Total return (1)                                                     11.09%       4.65%       5.73%       8.83%       7.02%
                                                                      =========   =========   =========   =========   =========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year (000's omitted)                          $   4,376   $   4,430   $   5,030   $   4,409   $   3,419
     Ratio of expenses with reimbursement to average net assets (2)        1.30%       1.30%       1.30%       1.30%       1.30%
     Ratio of expenses without reimbursement to average net assets         1.54%       1.71%       1.73%       1.64%       1.69%
     Ratio of net investment income (loss) to average net assets           1.93%       1.90%       1.85%       1.51%       2.02%
     Portfolio turnover rate                                               8.35%      21.82%      23.18%      11.15%      23.83%

                                                                                          CLASS B SHARES
                                                                      ---------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                                      ---------------------------------------------------------
                                                                        2007        2006        2005        2004        2003
                                                                      ---------   ---------   ---------   ---------   ---------
     Net asset value, beginning of year                               $   18.08   $   18.37   $   17.78   $   16.83   $   16.18
     Income (loss) from investment operations
       Investment income (loss)--net                                       0.21        0.24        0.25        0.20        0.24
       Net realized and unrealized gain (loss) on investments              1.67        0.51        0.66        1.19        0.72
                                                                      ---------   ---------   ---------   ---------   ---------
         Total from investment operations                                  1.88        0.75        0.91        1.39        0.96
     Less distributions
       Investment income--net                                             (0.30)      (0.25)      (0.26)      (0.23)      (0.31)
       Capital gains                                                      (1.10)      (0.79)      (0.06)      (0.21)         --
                                                                      ---------   ---------   ---------   ---------   ---------
         Total distributions                                              (1.40)      (1.04)      (0.32)      (0.44)      (0.31)
                                                                      ---------   ---------   ---------   ---------   ---------
     Net asset value, end of year                                     $   18.56   $   18.08   $   18.37   $   17.78   $   16.83
                                                                      =========   =========   =========   =========   =========
     Total return (1)                                                     10.70%       4.20%       5.15%       8.33%       6.10%
                                                                      =========   =========   =========   =========   =========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year (000's omitted)                          $   2,171   $   2,772   $   3,095   $   2,952   $   2,336
     Ratio of expenses with reimbursement to average net assets (2)        1.80%       1.80%       1.80%       1.80%       1.80%
     Ratio of expenses without reimbursement to average net assets         2.07%       2.24%       2.23%       2.13%       2.18%
     Ratio of net investment income (loss) to average net assets           1.43%       1.40%       1.36%       1.00%       1.51%
     Portfolio turnover rate                                               8.35%      21.82%      23.18%      11.15%      23.83%

(1)  Does not include the effect of sales charge
(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.30% for Class A and 1.80% for Class B until December 31, 2007.

See notes to financial statements.

                                                                                          CLASS T SHARES
                                                                      ---------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                                      ---------------------------------------------------------
                                                                        2007        2006        2005        2004        2003
                                                                      ---------   ---------   ---------   ---------   ---------
     Net asset value, beginning of year                               $   18.60   $   18.85   $   18.21   $   17.18   $   16.42
     Income (loss) from investment operations
       Investment income (loss)--net                                       0.39        0.36        0.36        0.29        0.34
       Net realized and unrealized gain (loss) on investments              1.65        0.51        0.68        1.24        0.77
                                                                      ---------   ---------   ---------   ---------   ---------
         Total from investment operations                                  2.04        0.87        1.04        1.53        1.11
     Less distributions
       Investment income--net                                             (0.41)      (0.33)      (0.34)      (0.29)      (0.35)
       Capital gains                                                      (1.10)      (0.79)      (0.06)      (0.21)         --
                                                                      ---------   ---------   ---------   ---------   ---------
         Total distributions                                              (1.51)      (1.12)      (0.40)      (0.50)      (0.35)
                                                                      ---------   ---------   ---------   ---------   ---------
     Net asset value, end of year                                     $   19.13   $   18.60   $   18.85   $   18.21   $   17.18
                                                                      =========   =========   =========   =========   =========
     Total return (1)                                                     11.28%       4.79%       5.77%       8.95%       6.95%
                                                                      =========   =========   =========   =========   =========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year (000's omitted)                          $  23,651   $  22,373   $  22,798   $  22,785   $  21,569
     Ratio of expenses with reimbursement to average net assets            1.20%       1.25%       1.24%       1.23%       1.25%
     Ratio of expenses without reimbursement to average net assets         1.20%       1.29%       1.24%       1.23%       1.26%
     Ratio of net investment income (loss) to average net assets           2.02%       1.95%       1.92%       1.58%       2.08%
     Portfolio turnover rate                                               8.35%      21.82%      23.18%      11.15%      23.83%

(1)  Does not include the effect of sales charge

See notes to financial statements.

SM&R GOVERNMENT BOND FUND

MANAGER DISCUSSION

The SM&R Government Bond Fund is focused on providing competitive levels of current income to the conservative investor through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as securities of corporate issuers deemed by the portfolio manager to be of higher credit quality and financial strength.

Over the past fiscal year ending August 31, 2007, the fund has provided a total return of 5.16% to class T investors at net asset value. The year-to-date total return for the eight months ended August 31, 2007 was 3.56%. The fund has an average maturity of 4.3 years, a market-weighted average coupon of 5.02%, and a modified duration of 3.58 years.

During the past fiscal year, Fund performance benefited from positioning in the 3-5 year area of the yield curve. Traditionally the bond market offers a much greater yield advantage when longer maturities are purchased, but over the past fiscal year this relationship has been a bit challenged. The Fund has been able to capture virtually all the yield available in longer maturities by investing in a much more conservative fashion. This offered investors a less volatile experience in owning shares of the fund, as interest rate moves affect shorter maturities much less than longer maturities. We view investors in the Government Bond Fund as conservative, and thus feel good about our positioning in relatively shorter term bonds.

The credit markets have been rocked in recent weeks with a crisis of confidence. The seeds of this disruption were being sown over the last four or five years but have been largely invisible until only recently. The reasons for this can be traced to a number of factors. One factor is the abundance of cash on a worldwide basis. Several years of Federal Reserve short-term interest rate cuts fueled consumer spending and corporate profits. A strengthening global economy and a rising U.S. stock market led investors, institutional and individual, to underestimate risk levels. As a result, risk premiums, or the extra yield required for holding financial instruments such as mortgage securities and corporate bonds, narrowed or tightened, hitting a record low in February of 2007.

Lower interest rates led to some other situations at the root of this crisis of confidence. Creative mortgage financing designed to entice homebuyers resulted in sub-prime mortgages with adjustable rates, little or no down payments, and inadequate documentation of income levels and other measures of credit-worthiness. These sub-prime loans were "packaged" or securitized by Wall Street firms into CDO's (collateralized debt obligations) and other mortgage-backed securities and sold to investors. The credit rating companies blessed these securities with some of their highest ratings. The assessment and modeling of the risks involved did not reflect the true level of risk, as there was not enough historical performance on these often exotic types of structured financing for mortgages. The mortgage industry had record volume of more than $3 trillion in 2005 resulting in $750 billion of adjustable rate mortgages due to reset through June 2008.

Concurrent with the growing sub-prime mortgage problem was the growth of private equity, investment firms that buy-out underperforming public companies using funds generated from complex investment structures. Collateralized loan obligations, or CLO's, pool and package low-rated loans from banks funding private equity buy-outs. These CLO's raised $100 billion in 2006, four times the amount in 2004. Corporate leverage as measured by total debt divided by operating earnings increased from 4.7 in 2004 to 7.0 in the second quarter of 2007 according to Standard & Poor's Leveraged Commentary & Debt. Private equity financing increased both the use of leverage and the supply of and appetite for debt-based securities.

The mispricing of risk became more evident through the investments of hedge funds. While losses on sub-prime loans began rising as early as mid-2006, it wasn't until June 2007 when Bear Stearns made public problems in two of its hedge funds, leading to investment losses of $1.4 billion, that world investment markets became alarmed. Hedge funds' limited disclosure requirements allowed the sub-prime mortgage problems to spread, largely undetected. This raised uncertainty as to both the extent of the sub-prime mortgage problem and the number and types of financial securities affected.

The credit crisis spread to all areas of the credit market. Investors are hesitant about loaning money, unsure as to whether their investment would be in some way impacted by the widening scope of the sub-prime loan problem. This has driven up the cost of funds through higher lending rates for even the most stable of corporate borrowers. Worse yet, many lenders are not taking on debt of any kind other than U.S. Treasuries, resulting in a credit squeeze that could result in a lack of investment capital for some firms or a recession if not resolved.

It is still unclear what actions or course of events will lead us out of the current credit crisis brought about by these recent trends in credit markets and lending. The Federal Reserve recently cut the discount rate by 50 basis points to 5.75% and extended the term to 30 days from overnight. Several major U.S. banks have stepped up to the discount window while the Fed has pumped more than $62 billion into the financial system to keep credit markets functioning. Most believe the Federal Reserve will move to lower interest rates at future meetings, and President Bush has recently announced plans to expand the role of the Federal Housing Administration to guarantee loans for delinquent borrowers to avoid foreclosures by refinancing at more favorable rates. The European Central Bank pumped $57.7 billion into money markets on September 6th, while central banks worldwide added more than $350 billion to the global financial system from August 9th to August 14th. Despite these corrective measures, it may take at least until mid-2008 for the current credit crisis to completely play out. While we have no direct exposure to any sub-prime instruments in our funds, the entire credit market remains affected.

Sincerely,

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Government Bond Fund

[CHART]

          ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
  SM&R GOVERNMENT BOND FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL
                            US GOVERNMENT FUND INDEX

                      SM&R
                   GOVERNMENT
                    BOND FUND  LIPPER GENERAL US GOVERNMENT FUND INDEX
                    ---------   ---------------------------------------
9/1/1997            $  9,548                   $ 10,000
8/31/1998           $ 10,345                   $ 11,042
8/31/1999           $ 10,423                   $ 10,897
8/31/2000           $ 11,005                   $ 11,672
8/31/2001           $ 12,315                   $ 12,985
8/31/2002           $ 13,063                   $ 14,056
8/31/2003           $ 13,385                   $ 14,288
8/31/2004           $ 13,807                   $ 15,015
8/31/2005           $ 14,060                   $ 15,566
8/31/2006           $ 14,292                   $ 15,754
8/31/2007           $ 15,030                   $ 16,454

SM&R Government Bond Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year declining to 1% in the third year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/07. Inception date of these classes is 01/01/99.

                  ONE      FIVE    TEN       SINCE
                  YEAR     YEAR    YEAR    INCEPTION
                --------  ------  ------   ---------
Class A           0.19%    1.86%    --        3.47%
Class B           1.50%    2.35%    --        3.57%

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 4.5% through 8/31/07 for Class T shares.

  10 YEAR                                     4.16%
  5 YEAR                                      1.89%
  1 YEAR                                      0.42%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Financials                    1.82%
Materials                     3.70%
Miscellaneous                 0.12%
U S Government               94.36%

SCHEDULE OF INVESTMENTS  August 31, 2007

SM&R GOVERNMENT BOND FUND

                                                                          INTEREST/
                                                          MATURITY         STATED          FACE
                                                            DATE           RATE(%)        AMOUNT           VALUE
CORPORATE BONDS

FINANCIALS--

DIVERSIFIED FINANCIAL SERVICES--1.80%
MBNA Master Credit Card Trust                             02/15/12            7.000   $      500,000   $      519,064
                                                                                                       --------------
                                                                             TOTAL FINANCIALS--1.80%          519,064
                                                                                                       --------------
MATERIALS--

METALS & MINING--3.66%
Carpenter Technology Corp.                                05/15/13            6.625        1,000,000        1,051,661
                                                                                                       --------------
                                                                              TOTAL MATERIALS--3.66%        1,051,661
                                                                                                       --------------
                                                                        TOTAL CORPORATE BONDS--5.46%
                                                                                   (Cost $1,509,251)        1,570,725
                                                                                                       --------------
U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES

U S GOVERNMENT AGENCY SECURITIES--58.99%
Federal Home Loan Bank (b)                                10/05/07            3.375        1,500,000        1,497,522
Federal Home Loan Bank (b)                                07/15/08            2.625        1,000,000          980,119
Federal Home Loan Mortgage Corp.                          11/15/13            4.875        1,000,000          998,386
Federal National Mortgage Assoc. (b)                      02/01/08            3.875          500,000          497,207
Federal National Mortgage Assoc.                          02/15/09            3.250        1,100,000        1,075,677
Federal National Mortgage Assoc.                          02/15/10            3.875        1,100,000        1,079,285
Federal National Mortgage Assoc.                          12/15/10            4.750        1,900,000        1,901,013
Federal National Mortgage Assoc.                          02/01/11            6.250        1,850,000        1,937,464
Federal National Mortgage Assoc.                          03/15/11            5.500        1,300,000        1,331,200
Federal National Mortgage Assoc.                          01/23/12            5.500        1,400,000        1,403,773
Federal National Mortgage Assoc.                          03/26/12            5.400        1,100,000        1,103,288
Private Export Funding Corp.                              01/15/10            7.200           15,000           15,804
U S Treasury Bond                                         05/15/17            8.750        2,375,000        3,134,444
                                                                                                       --------------
                                                                                                           16,955,182
U S GOVERNMENT SECURITIES--27.24%
U S Treasury Bond                                         05/15/16            7.250          800,000          952,562
U S Treasury Note (b)                                     05/15/08            5.625          500,000          503,828
U S Treasury Note (b)                                     05/15/08            2.625          700,000          691,086
U S Treasury Note                                         10/15/08            3.125          800,000          790,250
U S Treasury Note                                         02/15/09            3.000        1,000,000          982,813
U S Treasury Note                                         11/15/12            4.000        2,000,000        1,975,468
U S Treasury Note                                         05/15/14            4.750        1,319,000        1,348,883
U S Treasury Note                                         02/15/15            4.000          600,000          583,406
                                                                                                       --------------
                                                                                                            7,828,296
                                                                                                       --------------
                                   TOTAL U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES--86.23%
                                                                                  (Cost $24,767,612)       24,783,478
                                                                                                       --------------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS

U S GOVERNMENT AGENCY SECURITIES--7.21%
Federal Farm Credit Bank Discount Note                    09/06/07            5.000          600,000          599,583
Federal Home Loan Bank                                    09/06/07            4.550        1,075,000        1,074,184
Federal National Mortgage Association                     09/04/07            5.050          400,000          399,832
                                                                                                       --------------
                                                                                                            2,073,599
                                                                                                       --------------
                                           TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--7.21%
                                                                                   (Cost $2,073,599)        2,073,599
                                                                                                       --------------

                                                                           SHARES       VALUE
MONEY MARKET FUND

SM&R Money Market Fund, 4.57% (a)                                          33,319   $      33,319
                                                                                    -------------
                                   TOTAL MONEY MARKET FUND--0.12%
                                                   (Cost $33,319)                          33,319
                                                                                    -------------
                                        TOTAL INVESTMENTS--99.02%
                                               (Cost $28,383,781)                      28,461,121
                   CASH AND OTHER ASSETS, LESS LIABILITIES--0.98%                         280,843
                                                                                    -------------
                                              NET ASSETS--100.00%                   $  28,741,964
                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS:

     (a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2007. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Government Bond Fund are affiliated by having the same investment adviser.
     (b)  Long term obligations that will mature in less than one year.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007

SM&R GOVERNMENT BOND FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $28,350,462)                                        $    28,427,802
Investment in affiliated money market fund (Cost $33,319)                                                           33,319
                                                                                                           ---------------
   Total investments (Cost $28,383,781)                                                                         28,461,121
Prepaid expenses                                                                                                    18,151
Receivable for:
   Interest                                                                                                        306,224
   Expense reimbursement                                                                                             4,001
Other assets                                                                                                         2,782
                                                                                                           ---------------
                                                                                            TOTAL ASSETS        28,792,279
                                                                                                           ---------------
LIABILITIES
Capital stock reacquired                                                                                             2,151
Distribution payable                                                                                                   621
Payable to investment adviser for fund expenses                                                                     18,815
Accrued:
   Investment advisory fees                                                                                         12,120
   Administrative service fees                                                                                       6,060
   Distribution fees                                                                                                 1,875
Other liabilities                                                                                                    8,673
                                                                                                           ---------------
                                                                                       TOTAL LIABILITIES            50,315
                                                                                                           ---------------
                                                                                              NET ASSETS   $    28,741,964
                                                                                                           ===============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                                                      29,124,506
Undistributed net investment income                                                                                    108
Accumulated net realized gain (loss) on investments                                                               (459,990)
Net unrealized appreciation of investments                                                                          77,340
                                                                                                           ---------------
                                                                                              NET ASSETS   $    28,741,964
                                                                                                           ===============
NET ASSETS:
Class A                                                                                                          1,066,927

Class B                                                                                                            587,947

Class T                                                                                                         27,087,090
                                                                                                           ---------------
                                                                                        TOTAL NET ASSETS   $    28,741,964
                                                                                                           ===============
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
   Authorized                                                                                                  100,001,150
   Outstanding                                                                                                     102,541

Class B:
   Authorized                                                                                                  100,000,000
   Outstanding                                                                                                      56,603

Class T:
   Authorized                                                                                                   23,000,000
   Outstanding                                                                                                   2,637,944

Class A:
   Net asset value and redemption price per share                                                          $         10.40
   Offering price per share:
      (Net assets value of $10.40 / 95.25%)                                                                $         10.92

Class B:
   Net asset value and offering price per share                                                            $         10.39

Class T:
   Net asset value and redemption price per share                                                          $         10.27
   Offering price per share:
      (Net assets value of $10.27 / 95.5%)                                                                 $         10.75

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2007

SM&R GOVERNMENT BOND FUND

INVESTMENT INCOME
Interest                                                                                                   $     1,348,252
Interest from affiliated money market fund                                                                           1,774
                                                                                                           ---------------
                                                                                 TOTAL INVESTMENT INCOME         1,350,026
                                                                                                           ---------------
EXPENSES
Investment advisory fees                                                                                           140,956
Administrative service fees                                                                                         70,478
Professional fees                                                                                                    3,936
Custody and transaction fees                                                                                         7,528
Directors' fees and expenses                                                                                         5,947
Compliance expenses                                                                                                  4,784
Qualification fees
   Class A                                                                                                           6,391
   Class B                                                                                                           3,911
   Class T                                                                                                          15,609
Share holder reporting expenses
   Class A                                                                                                             230
   Class B                                                                                                             171
   Class T                                                                                                              86
Distribution fees
   Class A                                                                                                           2,577
   Class B                                                                                                           4,860
Insurance expenses                                                                                                  10,531
                                                                                                           ---------------
                                                                                          TOTAL EXPENSES           277,995
                                                                                LESS EXPENSES REIMBURSED           (68,905)
                                                                                                           ---------------
                                                                                            NET EXPENSES           209,090
                                                                                                           ---------------
INVESTMENT INCOME (LOSS)--NET                                                                                    1,140,936
                                                                                                           ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                                                         (25,100)
   Change in unrealized appreciation (depreciation) of investments                                                 305,449
                                                                                                           ---------------
NET GAIN (LOSS) ON INVESTMENTS                                                                                     280,349
                                                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                            $     1,421,285
                                                                                                           ===============

STATEMENT OF CHANGES IN NET ASSETS

SM&R GOVERNMENT BOND FUND

                                                                                               YEAR ENDED AUGUST 31,
                                                                                        ----------------------------------
                                                                                             2007               2006
                                                                                        ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                                        $     1,140,936    $       967,609
   Net realized gain (loss) on investments                                                      (25,100)          (257,242)
   Change in unrealized appreciation (depreciation) of investments                              305,449           (285,397)
                                                                                        ---------------    ---------------
   Net increase (decrease) in net assets resulting from operations                            1,421,285            424,970
                                                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net
     Class A                                                                                    (41,848)           (33,623)
     Class B                                                                                    (23,067)           (25,134)
     Class T                                                                                 (1,076,489)          (908,798)
                                                                                        ---------------    ---------------
   Total distributions to shareholders                                                       (1,141,404)          (967,555)
                                                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                                                       80,057            (40,465)
   Class B                                                                                     (114,106)          (293,136)
   Class T                                                                                      630,368           (144,086)
                                                                                        ---------------    ---------------
   Total capital share transactions--net                                                        596,319           (477,687)
                                                                                        ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         876,200         (1,020,272)
NET ASSETS
   Beginning of year                                                                         27,865,764         28,886,036
                                                                                        ---------------    ---------------
   End of year                                                                          $    28,741,964    $    27,865,764
                                                                                        ===============    ===============
Undistributed Net Investment Income                                                     $           108    $           576
                                                                                        ===============    ===============

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GOVERNMENT BOND FUND

                                                                                           CLASS A SHARES
                                                                      ---------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                                      ---------------------------------------------------------
                                                                       2007        2006        2005          2004        2003
                                                                      -------     -------     -------       -------     -------
     Net asset value, beginning of year                               $ 10.30     $ 10.50     $ 10.56       $ 10.75     $ 10.88
     Income (loss) from investment operations
        Investment income (loss)--net                                    0.42        0.36        0.25          0.23        0.40
        Net realized and unrealized gain (loss) on investments           0.10       (0.20)      (0.06)         0.11       (0.13)
                                                                      -------     -------     -------       -------     -------
          Total from investment operations                               0.52        0.16        0.19          0.34        0.27
     Less distributions
        Investment income--net                                          (0.42)      (0.36)      (0.25)        (0.23)      (0.40)
        Capital gains                                                      --          --       (0.00)***     (0.30)         --
                                                                      -------     -------     -------       -------     -------
          Total distributions                                           (0.42)      (0.36)      (0.25)        (0.53)      (0.40)
                                                                      -------     -------     -------       -------     -------
     Net asset value, end of year                                     $ 10.40     $ 10.30     $ 10.50       $ 10.56     $ 10.75
                                                                      =======     =======     =======       =======     =======
     Total return (1)                                                    5.15%       1.57%       1.93%         3.14%       2.51%
                                                                      =======     =======     =======       =======     =======
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year (000's omitted)                          $ 1,067     $   976     $ 1,036       $   983     $ 1,240
     Ratio of expenses with reimbursement to average net assets (2)      0.73%       0.73%       0.73%         0.73%       0.73%
     Ratio of expenses without reimbursement to average net assets       1.76%       2.19%       2.32%         2.04%       1.75%
     Ratio of net investment income (loss) to average net assets         4.06%       3.46%       2.43%         2.13%       3.62%
     Portfolio turnover rate                                            50.01%      78.38%      51.35%        50.62%      99.26%

                                                                                           CLASS B SHARES
                                                                      ---------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                                      ---------------------------------------------------------
                                                                       2007        2006        2005          2004        2003
                                                                      -------     -------     -------       -------     -------
     Net asset value, beginning of year                               $ 10.29     $ 10.49     $ 10.55       $ 10.74     $ 10.86
     Income (loss) from investment operations
        Investment income (loss)--net                                    0.37        0.31        0.20          0.17        0.33
        Net realized and unrealized gain (loss) on investments           0.10       (0.20)      (0.06)         0.11       (0.12)
                                                                      -------     -------     -------       -------     -------
          Total from investment operations                               0.47        0.11        0.14          0.28        0.21
     Less distributions
        Investment income--net                                          (0.37)      (0.31)      (0.20)        (0.17)      (0.33)
        Capital gains                                                      --          --       (0.00)***     (0.30)         --
                                                                      -------     -------     -------       -------     -------
          Total distributions                                           (0.37)      (0.31)      (0.20)        (0.47)      (0.33)
                                                                      -------     -------     -------       -------     -------
     Net asset value, end of year                                     $ 10.39     $ 10.29     $ 10.49       $ 10.55     $ 10.74
                                                                      =======     =======     =======       =======     =======
     Total return (1)                                                    4.66%       1.10%       1.44%         2.65%       1.96%
                                                                      =======     =======     =======       =======     =======

     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year (000's omitted)                          $   588     $   696     $ 1,009       $ 1,131     $ 1,643
     Ratio of expenses with reimbursement to average net assets (2)      1.23%       1.23%       1.23%         1.23%       1.23%
     Ratio of expenses without reimbursement to average net assets       2.25%       2.55%       2.34%         2.06%       1.95%
     Ratio of net investment income (loss) to average net assets         3.56%       2.94%       1.92%         1.65%       2.99%
     Portfolio turnover rate                                            50.01%      78.38%      51.35%        50.62%      99.26%

***  Amount less than $0.01
(1)  Does not include the effect of sales charge
(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.73% for Class A and 1.23% for Class B until December 31, 2007.

See notes to financial statements.

                                                                                           CLASS T SHARES
                                                                      ---------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                                      ---------------------------------------------------------
                                                                       2007        2006        2005          2004        2003
                                                                      -------     -------     -------       -------     -------
     Net asset value, beginning of year                               $ 10.17     $ 10.36     $ 10.43       $ 10.62     $ 10.75
     Income (loss) from investment operations
        Investment income (loss)--net                                    0.41        0.35        0.25          0.22        0.40
        Net realized and unrealized gain (loss) on investments           0.10       (0.19)      (0.07)         0.11       (0.13)
                                                                      -------     -------     -------       -------     -------
          Total from investment operations                               0.51        0.16        0.18          0.33        0.27
     Less distributions
        Investment income--net                                          (0.41)      (0.35)      (0.25)        (0.22)      (0.40)
        Capital gains                                                      --          --       (0.00)***     (0.30)         --
                                                                      -------     -------     -------       -------     -------
          Total distributions                                           (0.41)      (0.35)      (0.25)        (0.52)      (0.40)
                                                                      -------     -------     -------       -------     -------
     Net asset value, end of year                                     $ 10.27     $ 10.17     $ 10.36       $ 10.43     $ 10.62
                                                                      =======     =======     =======       =======     =======
        Total return (1)                                                 5.16%       1.65%       1.84%         3.15%       2.46%
                                                                      =======     =======     =======       =======     =======
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year (000's omitted)                          $27,087     $26,194     $26,841       $27,750     $27,946
     Ratio of expenses with reimbursement to average net assets (2)      0.73%       0.73%       0.73%         0.73%       0.73%
     Ratio of expenses without reimbursement to average net assets       0.93%       0.99%       0.96%         0.95%       0.91%
     Ratio of net investment income (loss) to average net assets         4.06%       3.47%       2.43%         2.12%       3.60%
     Portfolio turnover rate                                            50.01%      78.38%      51.35%        50.62%      99.26%

***  Amount less than $0.01
(1)  Does not include the effect of sales charge
(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.73% for Class T until December 31, 2007.

See notes to financial statements.

SM&R TAX-FREE FUND

MANAGER DISCUSSION

The SM&R Tax Free Fund is a well-diversified portfolio designed to produce monthly tax-free dividends to investors seeking current income, while minimizing federal tax liability. The Fund focuses primarily on issuers of the highest quality rating and often in insured issues. We analyze the credit-worthiness and financial strength of both the insurers and the underlying issuers in an effort to minimize the default risk within the portfolio to a level below the municipal market in general. Our overall average credit rating is maintained at AAA because we do not believe that the market adequately compensates for the risk profile of lower rated issuers.

Over the past fiscal year ending August 31, 2007, the fund has provided a total return of 2.87% to class T investors at net asset value. The year to date total return for the eight months ended August 31, 2007 was 1.66%. The fund has an average maturity of 5.59 years, a market-weighted average coupon of 4.76%, and a modified duration of 5.49 years.

In the earlier part of the latest fiscal year, as credit concerns in mortgage and corporate markets were becoming more evident, municipal markets were largely un-affected, and municipal bond prices reflected this perception of insulation, with the Fund's net asset value relatively stable. However, as the depth of potential for possible crisis in the mortgage market translated into property valuation concerns, thus shrinking tax revenue streams, municipal bond prices began to drop as credit spreads widened. This price drop obviously had somewhat of a negative impact on fund performance, although much less than would have been the case had we been positioned more aggressively. The end of the fiscal year featured bond prices firming, however, benefiting fund shareholders.

The Fund's duration has benefited performance as short and intermediate maturities have outperformed longer dated paper. We expect this trend to continue in the near term, as Federal Reserve action is likely to drive down short term interest rates.

We expect the municipal market performance to remain in positive territory for the remainder of the year, marking the eighth consecutive year of positive performance for the asset class. Municipal bonds remain a core holding in the portfolio of investors in many tax brackets, and the positively sloped curve provides an opportunity for incremental yield absent in the taxable market.

Sincerely,

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Tax Free Fund

[CHART]

   ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R TAX FREE FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL MUNICIPAL DEBT INDEX

                 SM&R
                TAX FREE
                 FUND        LIPPER GENERAL MUNICIPAL DEBT INDEX
                --------     -----------------------------------
9/1/1997        $  9,549                 $ 10,000
8/31/1998       $ 10,373                 $ 10,860
8/31/1999       $ 10,344                 $ 10,734
8/31/2000       $ 10,981                 $ 11,310
8/31/2001       $ 12,034                 $ 12,446
8/31/2002       $ 12,665                 $ 13,029
8/31/2003       $ 12,966                 $ 13,365
8/31/2004       $ 13,640                 $ 14,278
8/31/2005       $ 14,010                 $ 15,084
8/31/2006       $ 14,279                 $ 15,579
8/31/2007       $ 14,689                 $ 15,798

SM&R Tax Free Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year declining to 1% in the third year, and is eliminated thereafter.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/07. Inception date of these classes is 01/01/99.

                 ONE     FIVE    TEN      SINCE
                 YEAR    YEAR    YEAR   INCEPTION
                ------  ------  ------  ---------
Class A         -2.11%   2.01%    --       3.17%
Class B         -0.56%   2.51%    --       3.25%

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 4.5% through 8/31/07 for Class T shares.

    10 YEAR                                3.92%
    5 YEAR                                 2.06%
    1 YEAR                                -1.75%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Development                   5.53%
Education                    17.86%
General Obligation           28.77%
U.S. Government              11.79%
Housing                       0.04%
Medical                       6.68%
Miscellaneous                 6.27%
Pollution                     3.11%
Transportation                9.59%
Utilities                    10.36%

SCHEDULE OF INVESTMENTS  August 31, 2007

SM&R TAX FREE FUND

                                                                                         INTEREST/
                                                                             MATURITY      STATED      FACE
                                                                               DATE       RATE(%)     AMOUNT        VALUE
MUNICIPAL BONDS

RATING (a)

ALABAMA--1.34%
Aaa/AAA   Alabama Drinking Water Financing Authority, Revolving
          Fund Loan - Revenue Bonds, Series A                                08/15/16      4.000    $  180,000   $    177,836

ARIZONA--1.92%
Aaa/AAA   Scottsdale Industrial Development Authority Hospital -
          Revenue Bonds, Series A                                            09/01/12      6.000       250,000        255,042

CALIFORNIA--0.15%
A1/A+     California State - General Obligation Bonds Unlimited              06/01/11      5.250        20,000         20,168

FLORIDA--9.36%
Aaa/AAA   Dade County, Florida Water & Sewer System - Revenue Bonds          10/01/16      5.375       400,000        408,468
Aaa/AAA   Miami - Dade County, Florida Expressway Authority Toll
          System - Revenue Bonds,                                            07/01/29      6.375       400,000        431,664
Aaa/AAA   Miami - Dade County, Florida Solid Waste System - Revenue Bonds    10/01/18      4.750       400,000        405,156
                                                                                                                 ------------
                                                                                                                    1,245,288

HAWAII--2.00%
Aaa/AAA   Honolulu, Hawaii City & County - General Obligation
          Bonds Unlimited                                                    07/01/13      5.000       250,000        265,820

ILLINOIS--4.65%
Aaa/AAA   Chicago, Illinois Park District - General Obligation Bonds
          Unlimited, Series C                                                01/01/16      4.850       230,000        232,955
Aaa/NR    Rockford, Illinois - General Obligation Bonds Unlimited            12/15/18      4.500       180,000        180,805
Aaa/AAA   State of Illinois - General Obligation Bonds Unlimited             03/01/19      5.000       200,000        204,916
                                                                                                                 ------------
                                                                                                                      618,676

INDIANA--4.31%
Aaa/AAA   Aurora, Indiana Building Corp. - Revenue Bonds                     07/15/13      4.500       405,000        418,681
Aaa/AAA   South Bend, Indiana Building Corp. - Revenue Bonds                 02/01/13      4.500       150,000        154,204
                                                                                                                 ------------
                                                                                                                      572,885

LOUISIANA--8.71%
Aaa/AAA   Louisiana Public Facilities Authority Hospital - Revenue Bonds,
          Prerefunded, Series C to 07/01/2008 (b)                            07/01/19      5.000       335,000        341,747
Aaa/AAA   Louisiana Public Facilities Authority Hospital - Revenue Bonds,
          Unrefunded, Series C                                               07/01/19      5.000        65,000         66,048
Aaa/AAA   Monroe, Louisiana Sales and Use Tax - Revenue Bonds                07/01/16      4.000       200,000        196,920
Aaa/AAA   New Orleans, Louisiana Sewer Service - Revenue Bonds               06/01/18      5.000       300,000        304,299
Ba1/BB    Plaquemines, Louisiana Port, Harbor & Terminal District, Marine
          Terminal Facilities - Revenue Bonds                                09/01/07      5.000       250,000        250,000
                                                                                                                 ------------
                                                                                                                    1,159,014

MISSISSIPPI--3.88%
NR/AAA    Greenville Mississippi Public School District - General
          Obligation Bonds Unlimited                                         12/15/11      3.250       205,000        199,760
Aaa/AAA   Mississippi Development Bank Special Obligation Clinton
          Recreational Facilities & Municipal Building - Revenue Bonds       11/01/10      4.500       310,000        316,932
                                                                                                                 ------------
                                                                                                                      516,692

NEW YORK--7.84%
Aa3/AA    New York City, New York - General Obligation Bonds Unlimited,
          Series J                                                           08/01/18      5.000       200,000        203,360
Aa1/AAA   New York City, New York - Transitional Financial Authority
          Revenue Bonds, Unrefunded, Series C                                05/01/19      5.000       250,000        257,820
Aaa/AAA   New York State Tollway Authority Highway & Bridge -
          Revenue Bonds, Series B                                            04/01/10      3.850       200,000        200,972
Aa2/AAA   Triborough Bridge & Tunnel Authority, New York - Revenue Bonds,
          General Purpose, Prerefunded, Series B to 01/01/2022 (b)           01/01/27      5.200       350,000        380,681
                                                                                                                 ------------
                                                                                                                    1,042,833

NORTH CAROLINA--1.52%
Aaa/AAA   North Carolina State - General Obligation Bonds Unlimited          03/01/15      4.000       200,000        201,900

                                                                                         INTEREST/
                                                                             MATURITY      STATED      FACE
                                                                               DATE       RATE(%)     AMOUNT        VALUE
MUNICIPAL BONDS

RATING (a)

OHIO--2.43%
Aaa/AAA   Ohio State Department of Administrative Services - Certificate
          Participation                                                      09/01/15      5.250    $  300,000   $    322,623

TEXAS--33.83%
Aaa/AAA   Aransas County, Texas Correctional Facility Improvements -
          General Obligation Bonds Limited                                   02/15/13      3.875       250,000        249,875
Aaa/AAA   Austin, Texas Community College District - Revenue Bonds           02/01/10      4.000       100,000        100,586
Aaa/AAA   Austin, Texas Independent School District - General Obligation
          Bonds Unlimited, Series A                                          08/01/12      3.750       150,000        149,717
Aaa/AAA   College Station, Texas Utility Systems - Revenue Bonds             02/01/13      4.125       200,000        202,128
Aaa/AAA   College Station, Texas Utility Systems - Revenue Bonds             02/01/14      4.250        65,000         65,829
Aaa/AAA   Collin County, Texas Community College District, Consolidated
          Fund - Revenue Bonds                                               02/01/15      5.250       400,000        400,452
Aaa/AAA   Dallas, Texas Independent School District - General Obligation
          Bonds Unlimited                                                    02/15/09      4.200       100,000        100,715
Aaa/AAA   El Paso, Texas Public Improvement - General Obligation
          Bonds Limited                                                      08/15/17      4.000       270,000        264,306
Aaa/AA-   Flower Mound, Texas Refunding and Improvement - General
          Obligation Bonds Limited, Unrefunded                               03/01/17      5.500        10,000         10,014
Aaa/NR    Galveston County, Texas Public Improvements - General Obligation
          Bonds Unlimited                                                    02/01/10      4.300        25,000         25,318
Aaa/NR    Galveston County, Texas Public Improvements - General Obligation
          Bonds Limited                                                      02/01/11      4.375       125,000        127,360
Aaa/AAA   Jefferson County, Texas - Public Improvement Certificates of
          Obligation, Series B                                               08/01/16      4.125       255,000        254,860
Aaa/AAA   League City, Texas Public Improvements - General Obligation
          Bonds Limited                                                      02/15/13      4.750       100,000        103,610
Aaa/AAA   Lubbock County, Texas - General Obligation Bonds Limited           02/15/17      5.500       250,000        270,503
Aaa/AAA   Lubbock, Texas Municipal Drainage Utility - General Obligation
          Bonds Limited                                                      02/15/14      4.000       250,000        250,685
Aaa/AAA   Mission, Texas Consolidated Independent School District -
          General Obligation Bonds Unlimited                                 02/15/18      4.500       200,000        200,134
Aaa/AAA   Montgomery County, Texas Public Improvements - General
          Obligation Bonds Limited                                           03/01/12      4.000       250,000        252,152
Aaa/AAA   Rockwell, Texas Waterworks & Sewer - General Obligation Bonds
          Limited                                                            08/01/11      3.700       115,000        114,648
Aaa/AAA   Round Rock, Texas Independent School District Refunding and
          Improvement - General Obligation Bonds Unlimited, Prerefunded
          to 08/01/2009 (b)                                                  08/01/11      4.400       100,000        101,392
Aaa/AAA   Round Rock, Texas Independent School District Refunding and
          Improvement - General Obligation Bonds Unlimited, Unrefunded       08/01/11      4.400       150,000        151,572
Aaa/AAA   San Antonio, Texas River Authority Sewer Refunding and
          Improvement - Martinez Salatrillo, Revenue Bonds                   07/01/12      3.750       100,000         99,646
Aaa/NR    Tarrant County Health Facilities Development Corp. - Health
          System Revenue Bonds, (Harris Methodist Health System),
          Series 1994 (c)                                                    09/01/14      6.000       200,000        220,742
Aa1/AA+   Texas A&M University Revenue and Financing System - Revenue
          Refunding Bonds, Series A                                          05/15/17      5.000       250,000        262,315
Aaa/AAA   University of Texas Permanent University Fund - Revenue Bonds,
          Prerefunded, Series A To 07/01/2011 (b)                            07/01/13      6.250        45,000         49,013
Aaa/AAA   University of Texas Permanent University Fund - Revenue Bonds,
          Prerefunded, Series A To 01/01/2013 (b)                            07/01/13      6.250        55,000         60,541
Aaa/AAA   University of Texas Permanent University Fund - Revenue Bonds,
          Prerefunded, Series A To 01/01/2013 (b)                            07/01/13      6.250        55,000         61,390
Aaa/AAA   Waco, Texas - General Obligation Bonds Limited                     02/01/16      4.000       250,000        247,318
NR/AAA    Wylie, Texas Independent School District - General Obligation
          Bonds Unlimited                                                    08/15/12      4.375       100,000        102,011
                                                                                                                 ------------
                                                                                                                    4,498,832

UTAH--0.04%
Aa2/AA    Utah State Housing Financial Agency - Single Family Revenue
          Bonds (d)                                                          07/01/21      6.000         5,000          5,082

                                                                                         INTEREST/
                                                                             MATURITY      STATED      FACE
                                                                               DATE       RATE(%)     AMOUNT        VALUE
MUNICIPAL BONDS

RATING (a)

WASHINGTON--5.12%
Aaa/AAA   Seattle, Washington Municipal Light & Power - Revenue Bonds,
          Series B                                                           06/01/24      5.000    $  100,000   $    100,898
Aa1/AA    State of Washington - General Obligation Bonds Unlimited,
          Series B                                                           05/01/18      5.500       300,000        323,091
Aa2/NR    Tumwater, Washington Office Building - Revenue Bonds               07/01/15      5.250       240,000        256,289
                                                                                                                 ------------
                                                                                                                      680,278
                                                                                                                 ------------
                                             TOTAL MUNICIPAL BONDS--87.10%
                                                        (Cost $11,391,618)                                         11,582,969
                                                                                                                 ------------

U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS

U S GOVERNMENT AGENCY SECURITIES--11.68%
          Federal Farm Credit Bank Discount Note                             09/07/07      4.600       350,000        349,732
          Federal Farm Credit Bank Discount Note                             09/10/07      4.850       675,000        674,180
          Federal Home Loan Bank                                             09/13/07      4.750       356,000        355,436
          Federal National Mortgage Association                              09/04/07      5.050       175,000        174,926
                                                                                                                 ------------
                                                                                                                    1,554,274
                                                                                                                 ------------

                TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--11.68%
                                                         (Cost $1,554,274)                                          1,554,274
                                                                                                                 ------------

                                                                                                      SHARES
MONEY MARKET FUND
          SM&R Money Market Fund, 4.57% (e)                                                             49,202         49,202
                                                                                                                 ------------
                                            TOTAL MONEY MARKET FUND--0.37%
                                                            (Cost $49,202)                                             49,202
                                                                                                                 ------------
                                                 TOTAL INVESTMENTS--99.15%
                                                        (Cost $12,995,094)                                         13,186,445
                            CASH AND OTHER ASSETS, LESS LIABILITIES--0.85%                                            112,408
                                                                                                                 ------------
                                                 TOTAL NET ASSETS--100.00%                                       $ 13,298,853
                                                                                                                 ============

NOTES TO SCHEDULE OF INVESTMENTS:
   (a) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corp. ("S&P"). Ratings are unaudited.
   (b) Collateral for these prerefunded bonds are U.S. Government or U.S. Treasury or state or local government securities.
   (c) Issuer has defeased these bonds. Collateral for such defeasance is U.S. Government obligations.
   (d)  Security subject to the alternative minimum tax.
   (e) The rate quoted is the annualized seven-day yield of the fund at August 31, 2007. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Tax Free Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007

SM&R TAX FREE FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $12,945,892)           $    13,137,243
Investment in affiliated money market fund (Cost $49,202)                              49,202
                                                                              ---------------
  Total investments (Cost $12,995,094)                                             13,186,445
Prepaid expenses                                                                       14,347
Receivable for:
  Capital stock sold                                                                      240
  Interest                                                                            122,641
  Expense reimbursement                                                                 2,972
Other assets                                                                            3,211
                                                                              ---------------
                                                               TOTAL ASSETS        13,329,856
                                                                              ---------------
LIABILITIES
Distribution payable                                                                    1,325
Payable to investment adviser for fund expenses                                        16,087
Accrued:
  Investment advisory fees                                                              5,685
  Administrative service fees                                                           2,843
  Distribution fees                                                                       510
Other liabilities                                                                       4,553
                                                                              ---------------
                                                          TOTAL LIABILITIES            31,003
                                                                              ---------------
                                                                 NET ASSETS   $    13,298,853
                                                                              ===============

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                         13,107,312
Undistributed net investment income                                                        42
Accumulated net realized gain (loss) on investments                                       148
Net unrealized appreciation of investments                                            191,351
                                                                              ---------------
                                                                 NET ASSETS   $    13,298,853
                                                                              ===============
NET ASSETS:
Class A                                                                               277,034

Class B                                                                               168,933

Class T                                                                            12,852,886
                                                                              ---------------
                                                           TOTAL NET ASSETS   $    13,298,853
                                                                              ===============

CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
  Authorized                                                                      100,000,101
  Outstanding                                                                          26,677

Class B:
  Authorized                                                                      100,000,000
  Outstanding                                                                          16,244

Class T:
  Authorized                                                                       21,000,000
  Outstanding                                                                       1,246,290

Class A:
  Net asset value and redemption price per share                              $         10.38
  Offering price per share:
    (Net assets value of $10.38 / 95.25%)                                     $         10.90

Class B:
  Net asset value and offering price per share                                $         10.40

Class T:
  Net asset value and redemption price per share                              $         10.31
  Offering price per share:
    (Net assets value of $10.31 / 95.5%)                                      $         10.80

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended August 31, 2007

SM&R TAX FREE FUND

INVESTMENT INCOME
Interest                                                                      $       609,193
Interest from affiliated money market fund                                              1,578
                                                                              ---------------
                                                    TOTAL INVESTMENT INCOME           610,771
                                                                              ---------------

EXPENSES
Investment advisory fees                                                               67,556
Administrative service fees                                                            33,778
Professional fees                                                                       2,286
Custody and transaction fees                                                            7,142
Directors' fees and expenses                                                            5,947
Compliance expenses                                                                     2,340
Qualification fees
  Class A                                                                               4,757
  Class B                                                                               3,026
  Class T                                                                              17,214
Shareholder reporting expenses
  Class A                                                                                  28
  Class B                                                                                   6
  Class T                                                                                  74
Distribution fees
  Class A                                                                                 822
  Class B                                                                               2,294
Insurance expenses                                                                      5,176
                                                                              ---------------
                                                             TOTAL EXPENSES           152,446
                                                   LESS EXPENSES REIMBURSED           (49,575)
                                                                              ---------------
                                                               NET EXPENSES           102,871
                                                                              ---------------
INVESTMENT INCOME (LOSS)--NET                                                         507,900
                                                                              ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments                                                 148
  Change in unrealized appreciation of investments                                   (128,539)
                                                                              ---------------
NET GAIN (LOSS) ON INVESTMENTS                                                       (128,391)
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $       379,509
                                                                              ===============

STATEMENT OF CHANGES IN NET ASSETS

SM&R TAX FREE FUND

                                                                                     YEAR ENDED AUGUST 31,
                                                                              ----------------------------------
                                                                                    2007               2006
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income (loss)--net                                               $       507,900    $       518,713
  Net realized gain (loss) on investments                                                 148              3,036
  Change in unrealized appreciation of investments                                   (128,539)          (256,053)
                                                                              ---------------    ---------------
  Net increase (decrease) in net assets resulting from operations                     379,509            265,696
                                                                              ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                                           (12,418)           (17,723)
    Class B                                                                           (10,002)           (17,124)
    Class T                                                                          (485,509)          (483,874)
  Capital gains
    Class A                                                                               (76)               (34)
    Class B                                                                              (103)               (35)
    Class T                                                                            (2,944)              (865)
                                                                              ---------------    ---------------
  Total distributions to shareholders                                                (511,052)          (519,655)
                                                                              ---------------    ---------------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                                             (51,604)          (176,842)
  Class B                                                                            (278,609)           (78,509)
  Class T                                                                             159,399             51,195
                                                                              ---------------    ---------------
    Total capital share transactions--net                                            (170,814)          (204,156)
                                                                              ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (302,357)          (458,115)
NET ASSETS
  Beginning of year                                                                13,601,210         14,059,325
                                                                              ---------------    ---------------
  End of year                                                                 $    13,298,853    $    13,601,210
                                                                              ===============    ===============
Undistributed Net Investment Income                                           $            42    $            71
                                                                              ===============    ===============

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R TAX FREE FUND

                                                                                        CLASS A SHARES
                                                               -----------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                               -----------------------------------------------------------------
                                                                 2007          2006          2005          2004          2003
                                                               ---------     ---------     ---------     ---------     ---------
     Net asset value, beginning of year                        $   10.50     $   10.70     $   10.81     $   10.71     $   10.89
     Income (loss) from investment operations
       Investment income (loss)--net                                0.40          0.41          0.40          0.42          0.44
       Net realized and unrealized gain (loss) on
         investments                                               (0.12)        (0.20)        (0.11)         0.12         (0.18)
                                                               ---------     ---------     ---------     ---------     ---------
         Total from investment operations                           0.28          0.21          0.29          0.54          0.26
     Less distributions
       Investment income--net                                      (0.40)        (0.41)        (0.40)        (0.42)        (0.44)
       Capital gains                                                  --         (0.00)***     (0.00)***     (0.02)           --
                                                               ---------     ---------     ---------     ---------     ---------
         Total distributions                                       (0.40)        (0.41)        (0.40)        (0.44)        (0.44)
                                                               ---------     ---------     ---------     ---------     ---------
     Net asset value, end of year                              $   10.38     $   10.50     $   10.70     $   10.81     $   10.71
                                                               =========     =========     =========     =========     =========
     Total return (1)                                               2.74%         2.05%         2.72%         5.12%         2.40%
                                                               =========     =========     =========     =========     =========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year                                   $ 277,034     $ 331,989     $ 519,889     $ 542,502     $ 643,287
     Ratio of expenses with reimbursement to average
       net assets (2)                                               0.75%         0.75%         0.75%         0.75%         0.75%
     Ratio of expenses without reimbursement to average
       net assets                                                   2.63%         3.14%         2.73%         1.26%         1.24%
     Ratio of net investment income (loss) to average
       net assets                                                   3.78%         3.80%         3.68%         3.84%         4.09%
     Portfolio turnover rate                                        0.00%         2.05%         7.50%         1.15%        18.23%

                                                                                        CLASS B SHARES
                                                               -----------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                               -----------------------------------------------------------------
                                                                 2007          2006          2005          2004          2003
                                                               ---------     ---------     ---------     ---------     ---------
     Net asset value, beginning of year                        $   10.50     $   10.70     $   10.81     $   10.71     $   10.90
     Income (loss) from investment operations
       Investment income (loss)--net                                0.35          0.35          0.34          0.36          0.40
       Net realized and unrealized gain (loss) on
         investments                                               (0.10)        (0.20)        (0.11)         0.12         (0.19)
                                                               ---------     ---------     ---------     ---------     ---------
         Total from investment operations                           0.25          0.15          0.23          0.48          0.21
     Less distributions
       Investment income--net                                      (0.35)        (0.35)        (0.34)        (0.36)        (0.40)
       Capital gains                                                  --         (0.00)***     (0.00)***     (0.02)           --
                                                               ---------     ---------     ---------     ---------     ---------
         Total distributions                                       (0.35)        (0.35)        (0.34)        (0.38)        (0.40)
                                                               ---------     ---------     ---------     ---------     ---------
     Net asset value, end of year                              $   10.40     $   10.50     $   10.70     $   10.81     $   10.71
                                                               =========     =========     =========     =========     =========
     Total return (1)                                               2.47%         1.43%         2.20%         4.59%         1.91%
                                                               =========     =========     =========     =========     =========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year                                   $ 168,933     $ 449,767     $ 538,594     $ 536,101     $ 496,912
     Ratio of expenses with reimbursement to average
       net assets (2)                                               1.25%         1.25%         1.25%         1.25%         1.25%
     Ratio of expenses without reimbursement to average
       net assets                                                   2.69%         2.77%         2.85%         1.78%         1.74%
     Ratio of net investment income (loss) to average
       net assets                                                   3.28%         3.29%         3.18%         3.34%         3.59%
     Portfolio turnover rate                                        0.00%         2.05%         7.50%         1.15%        18.23%

***  Amount less than $0.01
(1)  Does not include the effect of sales charge
(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.75 % for Class A and 1.25 % for Class B until December 31, 2007.

See notes to financial statements.

                                                                                        CLASS T SHARES
                                                               -----------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                               -----------------------------------------------------------------
                                                                 2007          2006          2005          2004          2003
                                                               ---------     ---------     ---------     ---------     ---------
     Net asset value, beginning of year                        $   10.41     $   10.61     $   10.72     $   10.61     $   10.80
     Income (loss) from investment operations
       Investment income (loss)--net                                0.39          0.39          0.39          0.41          0.44
       Net realized and unrealized gain (loss) on
         investments                                               (0.10)        (0.20)        (0.11)         0.13         (0.18)
                                                               ---------     ---------     ---------     ---------     ---------
         Total from investment operations                           0.29          0.19          0.28          0.54          0.26
     Less distributions
       Investment income--net                                      (0.39)        (0.39)        (0.39)        (0.41)        (0.45)
       Capital gains                                                  --         (0.00)***     (0.00)***     (0.02)           --
                                                               ---------     ---------     ---------     ---------     ---------
         Total distributions                                       (0.39)        (0.39)        (0.39)        (0.43)        (0.45)
                                                               ---------     ---------     ---------     ---------     ---------
     Net asset value, end of year                              $   10.31     $   10.41     $   10.61     $   10.72     $   10.61
                                                               =========     =========     =========     =========     =========
     Total return (1)                                               2.87%         1.91%         2.72%         5.20%         2.38%
                                                               =========     =========     =========     =========     =========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year (000's omitted)                   $  12,853     $  12,819     $  13,001     $  13,154     $  13,330
     Ratio of expenses with reimbursement to average
       net assets (2)                                               0.75%         0.75%         0.75%         0.75%         0.75%
     Ratio of expenses without reimbursement to average
       net assets                                                   1.05%         1.18%         1.05%         1.04%         1.03%
     Ratio of net investment income (loss) to average
       net assets                                                   3.77%         3.79%         3.68%         3.83%         4.08%
     Portfolio turnover rate                                        0.00%         2.05%         7.50%         1.15%        18.23%

***  Amount less than $0.01
(1)  Does not include the effect of sales charge
(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.75 % for Class T until December 31, 2007.

See notes to financial statements.

SM&R PRIMARY FUND

MANAGER DISCUSSION

The SM&R Primary Fund is focused on providing competitive levels of current income to the conservative investor through investments in short-term government and corporate securities.

Over the past fiscal year ending August 31, 2007, the fund has provided a total return of 5.67% to class T investors at net asset value. The year-to-date total return for the eight months ended August 31, 2007 was 3.11%.

The credit markets have been rocked in the waning weeks of the fiscal year, yet fund shareholders were spared the pain experienced by many in the fixed income market. Our conservative management of the fund has precluded us from owning many of the securities that have caused so much volatility recently. In fact, the fund has experienced improved results as the short end of the bond market has rallied in the face of uncertainty.

The seeds of this crisis of this crisis of confidence were actually being sown over the last four or five years but have been largely invisible until only recently. The reasons for this can be traced to a number of factors. One factor is the abundance of cash on a worldwide basis. Several years of Federal Reserve short-term interest rate cuts fueled consumer spending and corporate profits. A strengthening global economy and a rising U.S. stock market led investors, institutional and individual, to underestimate risk levels. As a result, risk premiums, or the extra yield required for holding financial instruments such as mortgage securities and corporate bonds, narrowed or tightened, hitting a record low in February of 2007.

Lower interest rates led to some other situations at the root of this crisis of confidence. Creative mortgage financing designed to entice homebuyers resulted in sub-prime mortgages with adjustable rates, little or no down payments, and inadequate documentation of income levels and other measures of credit-worthiness. These sub-prime loans were "packaged" or securitized by Wall Street firms into CDO's (collateralized debt obligations) and other mortgage-backed securities and sold to investors. The credit rating companies blessed these securities with some of their highest ratings. The assessment and modeling of the risks involved did not reflect the true level of risk as there was not enough historical performance on these often exotic types of structured financing for mortgages. The mortgage industry had record volume of more than $3 trillion in 2005 resulting in $750 billion of adjustable rate mortgages due to reset through June 2008.

One corner of the financial markets greatly impacted by the sub-prime mortgage problem is the commercial paper market. Asset-backed commercial paper (ABCP), which accounts for half the market, fell 3.1% to $966.7 billion in the week ended September 6th and declined 18% in the past month. Outstanding commercial paper has fallen $298.2 billion or 13% in the past month indicating that efforts to bring buyers back to the short-term debt market have fallen short. Yields have risen to the highest levels in six years, with an average yield on September 5th at 6.26%, as investors opt for the security provided by Treasury bills. According to Standard & Poors, about 26% of ABCP outstanding as of July was used to fund purchases of mortgage-related securities. ABCP issuance has essentially doubled over the past three years from $600 billion to $1.2 trillion. Problems in the commercial paper market are likely to persist in the near term as investors move to government and agency paper.

Three month Treasury bill yields in the week of August 20th reached a two year low as institutional investors sold asset-backed commercial paper in favor of safer short-term government debt. The rate was below 3% at one point due to high demand. The difference in yields between government and corporate debt widened to the largest gap in more than ten years. In contrast, between late 2005 and May 2007, the spread between non-investment grade bonds and Treasuries dropped from 3.8 points to a twenty year low of 2.6 points. The demand for Treasuries is strong, driving down the yield and driving up the price.

The Fund has benefited from the bond market rally, particularly as related to the short end of the yield curve. We have no direct exposure to any sub-prime instruments or asset-backed commercial paper.

Sincerely,

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Primary Fund

[CHART]

          ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              SM&R PRIMARY FUND, AT OFFERING PRICE, AND THE LIPPER
                        SHORT INVESTMENT GRADE FUND INDEX

                               LIPPER SHORT
                                INVESTMENT
                SM&R PRIMARY    GRADE FUND
                    FUND          INDEX
                ------------   ------------
9/1/1997        $     10,000   $     10,000
8/31/1998       $     10,515   $     10,641
8/31/1999       $     11,015   $     10,996
8/31/2000       $     11,530   $     11,611
8/31/2001       $     12,253   $     12,713
8/31/2002       $     12,415   $     13,182
8/31/2003       $     12,583   $     13,590
8/31/2004       $     12,688   $     13,936
8/31/2005       $     13,067   $     14,183
8/31/2006       $     13,423   $     14,619
8/31/2007       $     14,185   $     15,266

SM&R Primary Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Primary Fund does not have a sales charge. Average annual returns include reinvestment of all dividends and capital gains.

                             AVERAGE ANNUAL RETURNS

Inception date of this fund is 3/16/92

10 YEAR          3.56%
5 YEAR           2.70%
1 YEAR           5.67%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Consumer Discretionary          19.94%
Consumer Staples                19.18%
Financials                      23.06%
Health Care                      7.73%
Industrials                      8.43%
Information Technology           7.55%
Materials                        2.99%
U S Government                   7.65%
Utilities                        3.47%

SCHEDULE OF INVESTMENTS  August 31, 2007

SM&R PRIMARY FUND

                                                                                                      SHARES        VALUE
COMMON STOCK

INDUSTRIALS --

HOUSEHOLD DURABLES--0.01%
Armstrong World Industries, Inc. *                                                                      88       $      3,696
                                                                                                                 ------------
                                                  TOTAL INDUSTRIALS--0.01%                                              3,696
                                                                                                                 ------------
                                                 TOTAL COMMON STOCK--0.01%
                                                               (Cost $.01)                                              3,696
                                                                                                                 ------------

                                                                                        INTEREST/
                                                                             MATURITY     STATED       FACE
                                                                               DATE      RATE(%)      AMOUNT
COMMERCIAL PAPER

CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE--3.74%
Marriott International Inc.                                                  09/11/07     5.450     $1,004,000      1,002,474

HOUSEHOLD DURABLES--3.86%
Whirlpool Corp.                                                              10/02/07     6.100      1,039,000      1,033,540

MEDIA--4.47%
Dow Jones & Co. Inc.                                                         09/21/07     6.150      1,202,000      1,197,885

MULTILINE RETAIL--3.78%
Wal-Mart Stores Inc.                                                         09/05/07     5.230      1,015,000      1,014,407

TEXTILES, APPAREL & LUXURY GOODS--4.09%
VF Corp.                                                                     09/24/07     6.250      1,100,000      1,095,601
                                                                                                                 ------------
                                      TOTAL CONSUMER DISCRETIONARY--19.94%                                          5,343,907
                                                                                                                 ------------

CONSUMER STAPLES--

BEVERAGES--3.20%
Coco-Cola Co. (The)                                                          09/18/07     5.250        859,000        856,864

FOOD PRODUCTS--6.86%
General Mills Inc.                                                           09/07/07     5.320        994,000        993,115
Heinz (HJ) Finance Co.                                                       09/25/07     5.950        849,000        845,626
                                                                                                                 ------------
                                                                                                                    1,838,741
HOUSEHOLD PRODUCTS--9.12%
Clorox Co.                                                                   09/28/07     5.900      1,195,000      1,189,705
Fortune Brands Inc.                                                          10/01/07     6.050      1,261,000      1,254,638
                                                                                                                 ------------
                                                                                                                    2,444,343
                                                                                                                 ------------
                                            TOTAL CONSUMER STAPLES--19.18%                                          5,139,948
                                                                                                                 ------------

FINANCIALS--

COMMERCIAL BANKS--3.14%
JP Morgan Chase & Co.                                                        09/17/07     5.250        843,000        841,028

DIVERSIFIED FINANCIAL SERVICES--12.19%
CIT Group Inc.                                                               09/04/07     5.280      1,124,000      1,123,503
Nissan Motor                                                                 10/03/07     6.100      1,123,000      1,116,909
Vectren Utility Hldgs.                                                       10/04/07     6.250      1,032,000      1,026,086
                                                                                                                 ------------
                                                                                                                    3,266,498

INSURANCE--7.73%
Alfa Corp.                                                                   09/14/07     5.320        922,000        920,223
Torchmark Corp.                                                              09/26/07     6.050      1,157,000      1,152,131
                                                                                                                 ------------
                                                                                                                    2,072,354
                                                                                                                 ------------
                                                  TOTAL FINANCIALS--23.06%                                          6,179,880
                                                                                                                 ------------

                                                                                        INTEREST/
                                                                             MATURITY     STATED       FACE
                                                                               DATE      RATE(%)      AMOUNT        VALUE
COMMERCIAL PAPER

HEALTH CARE--

HEALTH EQUIPMENT & SUPPLIES--3.75%
Becton Dickinson & Co.                                                       09/13/07     5.350     $1,008,000   $  1,006,196

HEALTH CARE PROVIDERS & SERVICES--3.97%
St. Jude Medical Inc.                                                        09/06/07     5.900      1,065,000      1,064,125
                                                                                                                 ------------
                                                  TOTAL HEALTH CARE--7.72%                                          2,070,321
                                                                                                                 ------------

INDUSTRIALS--

BUILDING PRODUCTS--3.50%
Rinker Materials Corp                                                        09/10/07     5.420        940,000        938,721

COMMERCIAL SERVICES & SUPPLIES--4.91%
Avery Dennison Corp.                                                         09/20/07     5.850      1,321,000      1,316,911
                                                                                                                 ------------
                                                  TOTAL INDUSTRIALS--8.41%                                          2,255,632
                                                                                                                 ------------
INFORMATION TECHNOLOGY--

INTERNET SOFTWARE & SERVICES--3.79%
Time Warner Cable Inc.                                                       09/06/07     5.370%     1,017,000      1,016,238

IT SERVICES--3.76%
Computer Sciences Corp.                                                      09/12/07     5.500%     1,010,000      1,008,297
                                                                                                                 ------------
                                       TOTAL INFORMATION TECHNOLOGY--7.55%                                          2,024,535
                                                                                                                 ------------
MATERIALS--

CHEMICALS--2.99%
Dupont EI DE Nemours Co.                                                     09/27/07     5.220        804,000        800,967
                                                                                                                 ------------
                                                    TOTAL MATERIALS--2.99%                                            800,967
                                                                                                                 ------------
UTILITIES--

ELECTRIC UTILITIES--3.47%
Idaho Power Co.                                                              09/19/07     5.800        933,000        930,287
                                                                                                                 ------------
                                                    TOTAL UTILITIES--3.47%                                            930,287
                                                                                                                 ------------
                                            TOTAL COMMERCIAL PAPER--92.32%
                                                        (Cost $24,745,477)                                         24,745,477
                                                                                                                 ------------

U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES

U S GOVERNMENT AGENCY SECURITIES--3.73%
Federal Home Loan Bank                                                       04/23/12     5.700      1,000,000      1,000,497
                                                                                                                 ------------
U S GOVERNMENT SECURITIES--3.92%
U S Treasury Bond                                                            02/15/29     5.250      1,000,000      1,049,844
                                                                                                                 ------------
          TOTAL U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES--7.65%
                                                         (Cost $1,894,687)                                          2,050,341
                                                                                                                 ------------
                                                 TOTAL INVESTMENTS--99.98%
                                                        (Cost $26,640,164)                                         26,799,514
                            CASH AND OTHER ASSETS, LESS LIABILITIES--0.02%                                              6,138
                                                                                                                 ------------
                                                 TOTAL NET ASSETS--100.00%                                       $ 26,805,652
                                                                                                                 ============

NOTES TO SCHEDULE OF INVESTMENTS:

*--Non income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007

SM&R PRIMARY FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $26,640,164)           $    26,799,514
Cash and cash equivalents                                                                 655
Prepaid expenses                                                                       15,048
Receivable for:
  Dividends
  Capital stock sold                                                                      763
  Interest                                                                             22,692
  Expense reimbursement                                                                 4,289
Other assets                                                                            2,782
                                                                              ---------------
                                                               TOTAL ASSETS        26,845,743
                                                                              ---------------
LIABILITIES
Distribution payable                                                                      583
Payable to investment adviser for fund expenses                                        15,570
Accrued:
  Investment advisory fees                                                             11,323
  Administrative service fees                                                           5,662
Other liabilities                                                                       6,953
                                                                              ---------------
                                                          TOTAL LIABILITIES            40,091
                                                                              ---------------
                                                                 NET ASSETS   $    26,805,652
                                                                              ===============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                         26,888,885
Accumulated net realized gain (loss) on investments                                  (242,583)
Net unrealized appreciation of investments                                            159,350
                                                                              ---------------
                                                                 NET ASSETS   $    26,805,652
                                                                              ===============
SHARES OUTSTANDING ($.01 par value per share)                                      26,917,582
                                                                              ===============
NET ASSET VALUE                                                               $          1.00
                                                                              ===============
SHARES AUTHORIZED                                                               1,176,000,000

STATEMENT OF OPERATIONS  Year Ended August 31, 2007

SM&R PRIMARY FUND

INVESTMENT INCOME
Interest                                                                      $     1,417,628
                                                                              ---------------
                                                    TOTAL INVESTMENT INCOME         1,417,628
                                                                              ---------------
EXPENSES
Investment advisory fees                                                              133,118
Administrative service fees                                                            66,559
Professional fees                                                                       9,057
Custody and transaction fees                                                           11,982
Directors' fees and expenses                                                            5,947
Compliance expenses                                                                     4,451
Qualification fees                                                                     17,304
Shareholder reporting expenses                                                            340
Insurance expenses                                                                     10,184
                                                                              ---------------
                                                             TOTAL EXPENSES           258,942
                                                   LESS EXPENSES REIMBURSED           (45,947)
                                                                              ---------------
                                                               NET EXPENSES           212,995
                                                                              ---------------
INVESTMENT INCOME (LOSS)--NET                                                       1,204,633
                                                                              ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments                                            (137,592)
  Change in unrealized appreciation (depreciation) of investments                     260,017
                                                                              ---------------
NET GAIN (LOSS) ON INVESTMENTS                                                        122,425
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $     1,327,058
                                                                              ===============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

SM&R PRIMARY FUND

                                                                                    YEAR ENDED AUGUST 31,
                                                                              ----------------------------------
                                                                                   2007               2006
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income (loss)--net                                               $     1,204,633    $       962,324
  Net realized gain (loss) on investments                                            (137,592)                --
  Change in unrealized appreciation (depreciation) of investments                     260,017           (175,194)
                                                                              ---------------    ---------------
  Net increase (decrease) in net assets resulting from operations                   1,327,058            787,130
                                                                              ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                                           (1,204,633)          (962,324)
CAPITAL SHARE TRANSACTIONS--NET                                                       440,366          1,172,962
                                                                              ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               562,791            997,768
NET ASSETS
  Beginning of year                                                                26,242,861         25,245,093
                                                                              ---------------    ---------------
  End of year                                                                 $    26,805,652    $    26,242,861
                                                                              ===============    ===============

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R PRIMARY FUND

                                                                                     YEAR ENDED AUGUST 31,
                                                               -----------------------------------------------------------------
                                                                 2007          2006          2005          2004          2003
                                                               ---------     ---------     ---------     ---------     ---------
     Net asset value, beginning of year                        $    0.99     $    1.00     $    0.99     $    0.99     $    0.99
     Income (loss) from investment operations
       Investment income (loss)--net                                0.04          0.04          0.02          0.01          0.01
       Net realized and unrealized gain (loss) on
         investments                                                0.01         (0.01)         0.01            --            --
                                                               ---------     ---------     ---------     ---------     ---------
         Total from investment operations                           0.05          0.03          0.03          0.01          0.01
     Less distributions
       Investment income--net                                      (0.04)        (0.04)        (0.02)        (0.01)        (0.01)
                                                               ---------     ---------     ---------     ---------     ---------
         Total distributions                                       (0.04)        (0.04)        (0.02)        (0.01)        (0.01)
                                                               ---------     ---------     ---------     ---------     ---------
     Net asset value, end of year                              $    1.00     $    0.99     $    1.00     $    0.99     $    0.99
                                                               =========     =========     =========     =========     =========
     Total return                                                   5.67%         2.73%         2.99%         0.83%         1.35%
                                                               =========     =========     =========     =========     =========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year (000's omitted)                   $  26,806     $  26,243     $  25,245     $  26,197     $  27,409
     Ratio of expenses with reimbursement to average
       net assets (1)                                               0.80%         0.80%         0.80%         0.80%         0.80%
     Ratio of expenses without reimbursement to average
       net assets                                                   0.97%         0.92%         0.91%         0.91%         0.89%
     Ratio of net investment income (loss) to average
       net assets                                                   4.52%         3.70%         1.94%         0.83%         1.35%
     Portfolio turnover rate                                       22.30%        25.75%         0.00%        70.47%         0.00%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.80% until December 31, 2007.

See notes to financial statements.

SCHEDULE OF INVESTMENTS  August 31, 2007

SM&R MONEY MARKET FUND

                                                                                        INTEREST/
                                                                             MATURITY     STATED       FACE
                                                                               DATE      RATE(%)      AMOUNT        VALUE
COMMERCIAL PAPER

FINANCIALS--

DIVERSIFIED FINANCIAL SERVICES--8.98%
International Lease Finance                                                  09/11/07     5.240    $ 4,544,000   $  4,537,375
UBS Finance                                                                  09/17/07     5.300      4,595,000      4,584,152
                                                                                                                 ------------
                                                                                                                    9,121,527

INSURANCE--4.81%
Alfa Corp.                                                                   09/14/07     5.350      4,900,000      4,890,527
                                                                                                                 ------------
                                                  TOTAL FINANCIALS--13.79%                                         14,012,054
                                                                                                                 ------------

INFORMATION TECHNOLOGY--4.05%
Sharp Electronics Corp.                                                      10/03/07     5.270      4,128,000      4,108,651
                                                                                                                 ------------
                                       TOTAL INFORMATION TECHNOLOGY--4.05%                                          4,108,651
                                                                                                                 ------------
                                            TOTAL COMMERCIAL PAPER--17.84%
                                                        (Cost $18,120,705)                                         18,120,705
                                                                                                                 ------------

U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS

U S GOVERNMENT AGENCY SECURITIES--82.28%
Federal Home Loan Bank                                                       09/05/07     4.990      5,289,000      5,286,066
Federal Home Loan Bank                                                       09/05/07     5.150        602,000        601,654
Federal Home Loan Bank                                                       09/12/07     4.450      8,552,000      8,540,359
Federal Home Loan Bank                                                       09/13/07     4.750      5,888,000      5,878,671
Federal Home Loan Bank                                                       09/19/07     4.620      5,699,000      5,685,818
Federal Home Loan Bank                                                       09/21/07     4.780      6,085,000      6,068,824
Federal Home Loan Mortgage Corp                                              09/07/07     5.150      8,479,000      8,471,704
Federal National Mortgage Assoc.                                             09/04/07     4.280      8,113,000      8,110,106
Federal National Mortgage Assoc.                                             09/04/07     5.140      5,141,000      5,138,791
Federal National Mortgage Assoc.                                             09/10/07     5.080     11,207,000     11,192,733
Federal National Mortgage Assoc.                                             09/18/07     4.700      7,206,000      7,189,982
Tennessee Valley Authority                                                   09/06/07     4.850      5,050,000      5,046,591
Tennessee Valley Authority                                                   09/27/07     4.900      6,400,000      6,377,345
                                                                                                                 ------------
                                                                                                                   83,588,644
                                                                                                                 ------------
                TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--82.28%
                                                        (Cost $83,588,644)                                         83,588,644
                                                                                                                 ------------
                                                TOTAL INVESTMENTS--100.12%
                                                       (Cost $101,709,349)                                        101,709,349
                            LIABILITIES IN EXCESS OF OTHER ASSETS--(0.12)%                                           (124,279)
                                                                                                                 ------------
                                                 TOTAL NET ASSETS--100.00%                                       $101,585,070
                                                                                                                 ============

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007

SM&R MONEY MARKET FUND

ASSETS
Investments in unaffiliated securities, at cost and value                     $   101,709,349
Cash and cash equivalents                                                                 815
Prepaid expenses                                                                       33,313
Receivable for:
  Expense reimbursement                                                                12,283
                                                                              ---------------
                                                               TOTAL ASSETS       101,755,760
                                                                              ---------------
LIABILITIES
Capital stock reacquired                                                               58,395
Distribution payable                                                                    1,698
Payable to investment adviser for fund expenses                                        38,112
Accrued:
  Investment advisory fees                                                             20,681
  Administrative service fees                                                          20,677
Other liabilities                                                                      31,127
                                                                              ---------------
                                                          TOTAL LIABILITIES           170,690
                                                                              ---------------
                                                                 NET ASSETS   $   101,585,070
                                                                              ===============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                        101,585,070
                                                                              ---------------
NET ASSETS                                                                    $   101,585,070
                                                                              ===============
SHARES OUTSTANDING ($.01 par value per share)                                     101,585,070
                                                                              ===============
NET ASSET VALUE                                                               $          1.00
                                                                              ===============
SHARES AUTHORIZED                                                               3,000,000,000

STATEMENT OF OPERATIONS  Year Ended August 31, 2007

SM&R MONEY MARKET FUND

INVESTMENT INCOME
Interest                                                                      $     5,216,516
                                                                              ---------------
                                                    TOTAL INVESTMENT INCOME         5,216,516
                                                                              ---------------
EXPENSES
Investment advisory fees                                                              248,785
Administrative service fees                                                           246,801
Professional fees                                                                      37,625
Custody and transaction fees                                                           18,707
Directors' fees and expenses                                                            5,947
Compliance expenses                                                                    14,779
Qualification fees                                                                     26,625
Shareholder reporting expenses                                                          1,501
Insurance expenses                                                                     28,735
                                                                              ---------------
                                                             TOTAL EXPENSES           629,505
                                                   LESS EXPENSES REIMBURSED          (131,718)
                                                                              ---------------
                                                               NET EXPENSES           497,787
                                                                              ---------------
INVESTMENT INCOME (LOSS)--NET                                                 $     4,718,729
                                                                              ===============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

SM&R MONEY MARKET FUND

                                                                                                     YEAR ENDED AUGUST 31,
                                                                                              ----------------------------------
                                                                                                   2007               2006
                                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income (loss)--net                                                               $     4,718,729    $     2,811,636
                                                                                              ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                                                           (4,718,729)        (2,811,636)
CAPITAL SHARE TRANSACTIONS--NET                                                                    12,815,570         11,879,752
                                                                                              ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            12,815,570         11,879,752
                                                                                              ---------------    ---------------
NET ASSETS
  Beginning of year                                                                                88,769,500         76,889,748
                                                                                              ---------------    ---------------
  End of year                                                                                 $   101,585,070    $    88,769,500
                                                                                              ===============    ===============

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R MONEY MARKET FUND

                                                                                     YEAR ENDED AUGUST 31,
                                                               -----------------------------------------------------------------
                                                                 2007          2006          2005          2004          2003
                                                               ---------     ---------     ---------     ---------     ---------
     Net asset value, beginning of year                        $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
     Income (loss) from investment operations
       Investment income (loss)--net                                0.05          0.04          0.02          0.01          0.01
                                                               ---------     ---------     ---------     ---------     ---------
         Total from investment operations                           0.05          0.04          0.02          0.01          0.01
     Less distributions
       Investment income--net                                      (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
                                                               ---------     ---------     ---------     ---------     ---------
         Total distributions                                       (0.05)        (0.04)        (0.02)        (0.01)        (0.01)
                                                               ---------     ---------     ---------     ---------     ---------
     Net asset value, end of year                              $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                               =========     =========     =========     =========     =========
     Total return                                                   4.84%         4.04%         2.03%         0.58%         0.80%
                                                               =========     =========     =========     =========     =========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net assets, end of year (000's omitted)                   $ 101,585     $  88,769     $  76,890     $  95,202     $ 103,469
     Ratio of expenses with reimbursement to average
       net assets                                                   0.50%         0.50%         0.50%         0.50%         0.50%
     Ratio of expenses without reimbursement to average
       net assets                                                   0.63%         0.73%         0.59%         0.60%         0.58%
     Ratio of net investment income (loss) to average
       net assets                                                   4.74%         4.01%         1.98%         0.58%         0.84%

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  August 31, 2007

SM&R INVESTMENTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

SM&R Investments, Inc. (the "Company"), is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Company is comprised of the SM&R Alger Technology Fund ("Alger Technology Fund"), SM&R Alger Aggressive Growth Fund ("Alger Aggressive Growth Fund"), SM&R Alger Small-Cap Fund ("Alger Small-Cap Fund"), SM&R Alger Growth Fund ("Alger Growth Fund"), SM&R Growth Fund ("Growth Fund"), SM&R Equity Income Fund ("Equity Income Fund"), SM&R Balanced Fund ("Balanced Fund"), SM&R Government Bond Fund ("Government Bond Fund"), SM&R Tax Free Fund ("Tax Free Fund"), SM&R Primary Fund ("Primary Fund") and SM&R Money Market Fund ("Money Market Fund"). The Government Bond Fund, Tax Free Fund, Primary Fund and Money Market Fund are collectively referred to as the "Fixed Income Funds", while the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund, Alger Growth Fund, Growth Fund, Equity Income Fund and Balanced Fund are referred to as the "Equity Funds".

The Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund and Tax Free Fund have adopted a Multiple Class Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each has three single classes of shares. Class T shares are subject to an initial sales charge. The Class A shares are subject to an initial sales charge and a distribution and shareholder servicing plan ("12b-1 Plan"). The Class B shares are subject to a contingent deferred sales charge and a 12b-1 Plan.

The Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund each offer two classes of shares. They are: the Class A shares subject to an initial sales charge and a 12b-1 Plan; and the Class B shares subject to a contingent deferred sales charge and a 12b-1 Plan.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper and short-term obligations are stated at amortized cost, which is equivalent to value. Investments in the affiliated money market fund are valued at the net asset value per share.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Company records security transactions based on trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Company's understanding of the applicable country's tax rules and rates.

On a daily basis, income, unrealized and realized gains and losses, and expenses which are not class specific are allocated to each class based on their respective net assets. Class specific expenses, such as distribution expenses, are applied to the class to which they are attributed.

FEDERAL INCOME TAXES:

For federal income tax purposes, each series is treated as a separate entity. The Company intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

                   TAX YEAR ENDING                                    EXPIRATION
                   AUGUST 31, 2007              LOSS CARRYFORWARDS      DATES
                   ---------------              ------------------      -----
                   Government Bond Fund             $     140            2013
                                                    $ 177,508            2014
                                                    $ 282,342            2015
                   Primary Fund                     $      88            2008
                                                    $     242            2009
                                                    $ 104,661            2010
                                                    $ 137,592            2015

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of August 31, 2007, the Government Bond Fund had $257,242 of post-October losses which were deferred until September 1, 2006 for tax purposes. However, the Fund generated net capital losses during the year ended August 31, 2007 which deferred the post-October losses to September 1, 2007. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value plus a sales charge, except for Class B shares of the respective funds and for the Primary and Money Market Funds. All transactions for the Primary and Money Market Funds are made at net asset value. The Company may repurchase shares at net asset value. Dividends and other distributions are recorded by each fund on the ex-dividend date and may be reinvested at net asset value.

Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

EXPENSES:

Qualification fees, distribution fees or other expenses directly attributable to a series' class of shares are charged to that series' class operations. All other operating expenses not directly attributable to a series are prorated among all of the series based on the relative amount of each series' net assets or shareholders, and then allocated among the classes of that series.

NOTE 2--OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES:

Securities Management and Research, Inc. ("SM&R") is the investment adviser and principal underwriter for the Company. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

     EQUITY FUNDS

                                                                       INVESTMENT
              SM&R Alger Funds                                        ADVISORY FEE


              Alger Technology Fund                                       1.35%
              Alger Aggressive Growth Fund                                1.05%
              Alger Small-Cap Fund                                        1.00%
              Alger Growth Fund                                           0.85%

Through an investment sub-advisory agreement, SM&R has delegated the day-to-day investment management of Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund to Fred Alger Management, Inc. Fred Alger Management, Inc. makes investment decisions for each of these funds and continuously reviews and administers the investment program. SM&R monitors Fred Alger Management, Inc.'s buying and selling of securities and administration of these series' investment programs. Pursuant to the sub-advisory agreement, SM&R is responsible for paying a sub-advisory fee to Fred Alger Management, Inc. for each of these series. The series are not responsible for paying the sub-advisory fee directly.



              Growth, Equity Income and Balanced Funds
                                                                        INVESTMENT
              NET ASSETS                                               ADVISORY FEE

              Not exceeding $100,000,000                                   0.750%
              Exceeding $100,000,000 but not exceeding $200,000,000        0.625%
              Exceeding $200,000,000 but not exceeding $300,000,000        0.500%
              Exceeding $300,000,000                                       0.400%

FIXED INCOME FUNDS

              Government Bond and Tax Free Funds

              NET ASSETS

              Not exceeding $100,000,000                                   0.50%
              Exceeding $100,000,000 but not exceeding $300,000,000        0.45%
              Exceeding $300,000,000                                       0.40%

              Primary Fund
              All average daily net assets                                 0.50%

              Money Market Fund
              All average daily net assets                                 0.25%

ADMINISTRATIVE SERVICE FEES:

Administrative service fees paid to SM&R by the each of the series are computed as a percentage of average daily net assets as follows:

                                                                      ADMINISTRATIVE
              NET ASSETS                                               SERVICE FEES


              Not exceeding $100,000,000                                   0.25%
              Exceeding $100,000,000 but not exceeding $200,000,000        0.20%
              Exceeding $200,000,000 but not exceeding $300,000,000        0.15%
              Exceeding $300,000,000                                       0.10%

SM&R has contractually agreed to reimburse the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund and Primary Fund for regular operating expenses in excess of 1.25% per year of the average daily net assets, and the Money Market Fund in excess of 0.50%. Regular operating expenses include the advisory fee and administrative service fee, but do not include the distribution and shareholder servicing fee.

Effective June 1, 2002, and until December 31, 2007, SM&R has voluntarily agreed to reimburse expenses which exceed the following percentages of each fund's average daily net assets:

                                                         CLASS A     CLASS B     CLASS T     UNIVERSAL
              Growth Fund                                 1.36%       1.86%         --
              Equity Income Fund                          1.26%       1.76%         --
              Balanced Fund                               1.30%       1.80%         --
              Government Bond Fund                        0.73%       1.23%       0.73%
              Tax Free Fund                               0.75%       1.25%       0.75%
              Primary Fund                                                                     0.80%

Effective May 1, 2007, and until December 31, 2007, SM&R has voluntarily agreed to reimburse expenses which exceed the following percentages of each fund's average daily net assets:

                                                                                 CLASS A      CLASS B
              Alger Technology Fund                                               2.10%        2.75%
              Alger Aggressive Growth Fund                                        1.85%        2.50%
              Alger Small-Cap Fund                                                1.90%        2.55%
              Alger Growth Fund                                                   1.70%        2.35%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time after December 31, 2007 without notice to investors.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

The Company has adopted a 12b-1 Plan, for each series, except the Primary and Money Market Funds, with respect to each series' Class A shares and Class B shares (the "Class A Plan" and the "Class B Plan", respectively and collectively, the "Plans"). The Plans permit each class a distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Plans also permit a shareholder servicing fee to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to shareholders of the Company. These fees are computed as an annual percentage of the average daily net assets of each class of shares of a series, as follows:

                                                   DISTRIBUTION   SERVICE   TOTAL 12b-1
                                                       FEE          FEE         FEE
GROWTH, EQUITY INCOME, BALANCED,
GOVERNMENT BOND AND TAX FREE FUNDS
              Class A Shares                           0.25%         --        0.25%
              Class B Shares                           0.50%       0.25%       0.75%

ALGER TECHNOLOGY, ALGER AGGRESSIVE GROWTH,
ALGER SMALL-CAP AND ALGER GROWTH FUNDS
              Class A Shares                           0.35%         --        0.35%
              Class B Shares                           1.00%         --        1.00%

For the period ended August 31, 2007, each series paid or accrued the following, as compensation under the Plans:

              Alger Technology Fund                     $   7,009
              Alger Aggressive Growth Fund              $  17,261
              Alger Small-Cap Fund                      $  19,625
              Alger Growth Fund                         $  18,992
              Growth Fund                               $  39,550
              Equity Income Fund                        $  75,716
              Balanced Fund                             $  31,465
              Government Bond Fund                      $   7,437
              Tax Free Fund                             $   3,116

SALES CHARGES:

During the period ended August 31, 2007, SM&R, as principal underwriter, received as sales charges on sales of capital stock of each series and made reallowances to dealers as follows:

                                                              SALES                SALES
                                                             CHARGES              CHARGES
                                                        RECEIVED BY SM&R   REALLOWED TO DEALERS
              Alger Technology Fund                         $  2,565              $    43
              Alger Aggressive Growth Fund                  $  6,300              $   103
              Alger Small-Cap Fund                          $ 10,112              $   277
              Alger Growth Fund                             $  7,027              $   706
              Growth Fund                                   $ 51,051              $ 2,128
              Equity Income Fund                            $ 83,529              $ 2,222
              Balanced Fund                                 $ 16,490              $   317
              Government Bond Fund                          $  6,086              $   177
              Tax Free Fund                                 $  1,157              $    --

For the period ended August 31, 2007, SM&R received $37,087 for contingent deferred sales charges imposed on the redemptions of Class B shares of capital stock of the series.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 2007, SM&R and American National had the following ownership in these series:

                                         SM&R                         AMERICAN NATIONAL            AMERICAN NATIONAL AFFILIATES
                            -------------------------------    -------------------------------    -------------------------------
                                         PERCENT OF SHARES                  PERCENT OF SHARES                  PERCENT OF SHARES
                              SHARES        OUTSTANDING          SHARES        OUTSTANDING          SHARES        OUTSTANDING
Growth Fund                    239,683          1.10%           1,076,860          4.95%           1,575,346          7.24%
Equity Income Fund              25,327          0.58%                  --          0.00%                  --          0.00%
Balanced Fund                  177,828         11.17%              99,294          6.24%             320,037         20.11%
Government Bond Fund           722,585         25.83%             125,676          4.49%             985,232         35.22%
Tax Free Fund                  183,396         14.23%                  --          0.00%             916,324         71.08%
Primary Fund                    18,376          0.07%          21,903,627         81.37%           3,215,179         11.94%
Money Market Fund            2,678,356          2.64%          57,134,302         56.24%          29,830,044         29.36%

Through the investment sub-advisory agreement, Fred Alger Management, Inc. is affiliated with SM&R. As of August 31, 2007, Fred Alger Management, Inc. had the following ownership in these series:

                                                                         PERCENT OF SHARES
                                                            SHARES          OUTSTANDING
              Alger Technology Fund                         25,000             8.65%
              Alger Aggressive Growth Fund                  25,000             5.91%
              Alger Small-Cap Fund                          25,000             5.30%
              Alger Growth Fund                             25,000             5.65%

The Company pays directors' fees and expenses for all the independent directors. The Company also pays the salary and other expenses of the Chief Compliance Officer.

Fred Alger and Company, Incorporated ("Alger Inc.") is an affiliated broker-dealer of Fred Alger Management, Inc. During the period ended August 31, 2007, the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund paid commissions for portfolio transactions to Alger Inc., in the amount of $1,643, $8,216, $2,784 and $7,393, respectively.

INVESTMENTS INTO AFFILIATED MONEY MARKET FUND:

The Company has received an exemptive order issued by the Securities and Exchange Commission ("SEC") allowing the Company to sweep uninvested cash into the SM&R Money Market Fund. The SM&R Money Market Fund is one of the eleven funds included in the Company and is therefore considered to be affiliated. The transactions in investments in the affiliated money market fund for the period ended August 31, 2007 were:

                        Purchases                          $ 19,003,953
                        Sales                              $ 19,139,397

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

Aggregate purchases and sales of investments in securities, other than commercial paper, were as follows:

                                                       PURCHASES       SALES
                        Alger Technology Fund         $ 1,561,752   $  1,920,013
                        Alger Aggressive Growth Fund  $ 8,094,366   $  8,341,136
                        Alger Small-Cap Fund          $ 3,081,057   $  3,039,872
                        Alger Growth Fund             $ 6,092,650   $  6,494,369
                        Growth Fund                   $25,442,846   $ 33,281,680
                        Equity Income Fund            $12,339,128   $ 21,316,042
                        Balanced Fund                 $ 2,361,354   $  3,200,573
                        Government Bond Fund          $13,403,927   $ 14,027,383
                        Tax Free Fund                 $        --   $  1,073,675
                        Primary Fund                  $ 1,000,000   $  7,360,603

Gross unrealized appreciation and depreciation as of August 31, 2007, based on the cost for federal income tax purposes is as follows:

                                                                                    NET APPRECIATION
                                        COST        APPRECIATION     DEPRECIATION    (DEPRECIATION)
     Alger Technology Fund          $  1,010,981    $    235,672     $    57,771     $    177,901
     Alger Aggressive Growth Fund   $  3,146,906    $    244,768     $    73,410     $    171,358
     Alger Small-Cap Fund           $  3,417,569    $    846,637     $   146,984     $    699,653
     Alger Growth Fund              $  2,864,125    $    529,030     $    71,358     $    457,672
     Growth Fund                    $ 83,435,315    $ 25,937,720     $ 1,992,440     $ 23,945,280
     Equity Income Fund             $ 82,472,692    $ 27,089,671     $ 4,630,733     $ 22,458,938
     Balanced Fund                  $ 24,704,465    $  5,955,176     $   588,699     $  5,366,477
     Government Bond Fund           $ 28,383,781    $    193,274     $   115,934     $     77,340
     Tax Free Fund                  $ 12,995,094    $    247,310     $    55,959     $    191,351
     Primary Fund                   $ 26,640,164    $    159,350     $        --     $    159,350

NOTE 4--CAPITAL STOCK

SM&R ALGER TECHNOLOGY FUND

                                                                                   YEAR ENDED AUGUST 31,
                                                                    ----------------------------------------------------
                                                                              2007                        2006
                                                                    ------------------------    ------------------------
                                                                      SHARES        AMOUNT        SHARES        AMOUNT
                                                                    ----------    ----------    ----------    ----------
Sale of capital shares:
  Class A                                                               48,193    $  186,260        42,193    $  139,760
  Class B                                                                7,998        29,786        10,369        33,065
                                                                    ----------    ----------    ----------    ----------
  Total sale of capital shares                                          56,191       216,046        52,562       172,825
Redemptions of capital shares outstanding:
  Class A                                                             (125,213)     (481,922)      (23,970)      (73,711)
  Class B                                                              (28,175)     (104,062)      (17,913)      (56,597)
                                                                    ----------    ----------    ----------    ----------
  Total redemptions of capital shares outstanding                     (153,388)     (585,984)      (41,883)     (130,308)
                                                                    ----------    ----------    ----------    ----------
Net increase (decrease) in capital shares outstanding                  (97,197)   $ (369,938)       10,679    $   42,517
                                                                                  ==========                  ==========
Shares outstanding at beginning of year                                386,130                     375,451
                                                                    ----------                  ----------
Shares outstanding at end of year                                      288,933                     386,130
                                                                    ==========                  ==========

SM&R ALGER AGGRESSIVE GROWTH FUND

                                                                                   YEAR ENDED AUGUST 31,
                                                                    ----------------------------------------------------
                                                                              2007                        2006
                                                                    ------------------------    ------------------------
                                                                      SHARES        AMOUNT        SHARES        AMOUNT
                                                                    ----------    ----------    ----------    ----------
Sale of capital shares:
  Class A                                                               39,703    $  294,494        69,943    $  469,329
  Class B                                                               11,252        78,695        27,662       177,347
                                                                    ----------    ----------    ----------    ----------
  Total sale of capital shares                                          50,955       373,189        97,605       646,676
Distributions from net realized gains reinvested:
  Class A                                                               33,796       229,473            --            --
  Class B                                                               19,671       127,269            --            --
                                                                    ----------    ----------    ----------    ----------
  Total distributions from net realized gains reinvested                53,467       356,742            --            --
                                                                    ----------    ----------    ----------    ----------
Subtotals                                                              104,422       729,931        97,605       646,676
Redemptions of capital shares outstanding:
  Class A                                                              (60,741)     (447,689)      (33,401)     (216,573)
  Class B                                                              (20,022)     (140,691)      (14,371)      (92,496)
                                                                    ----------    ----------    ----------    ----------
  Total redemptions of capital shares outstanding                      (80,763)     (588,380)      (47,772)     (309,069)
                                                                    ----------    ----------    ----------    ----------
Net increase (decrease) in capital shares outstanding                   23,659    $  141,551        49,833    $  337,607
                                                                                  ==========                  ==========
Shares outstanding at beginning of year                                399,265                     349,432
                                                                    ----------                  ----------
Shares outstanding at end of year                                      422,924                     399,265
                                                                    ==========                  ==========

SM&R ALGER SMALL-CAP FUND

                                                                                   YEAR ENDED AUGUST 31,
                                                                    ----------------------------------------------------
                                                                              2007                        2006
                                                                    ------------------------    ------------------------
                                                                      SHARES        AMOUNT        SHARES        AMOUNT
                                                                    ----------    ----------    ----------    ----------
Sale of capital shares:
  Class A                                                               72,655    $  586,857       151,580    $1,144,229
  Class B                                                                7,038        56,892        27,000       201,061
                                                                    ----------    ----------    ----------    ----------
  Total sale of capital shares                                          79,693       643,749       178,580     1,345,290
Distributions from net realized gains reinvested:
  Class A                                                               13,567       107,857        21,857       153,001
  Class B                                                                4,794        37,202        11,629        80,010
                                                                    ----------    ----------    ----------    ----------
  Total distributions from net realized gains reinvested                18,361       145,059        33,486       233,011
                                                                    ----------    ----------    ----------    ----------
Subtotals                                                               98,054       788,808       212,066     1,578,301
Redemptions of capital shares outstanding:
  Class A                                                              (60,329)     (517,747)      (22,244)     (166,482)
  Class B                                                              (17,769)     (155,735)       (8,130)      (58,149)
                                                                    ----------    ----------    ----------    ----------
  Total redemptions of capital shares outstanding                      (78,098)     (673,482)      (30,374)     (224,631)
                                                                    ----------    ----------    ----------    ----------
Net increase (decrease) in capital shares outstanding                   19,956    $  115,326       181,692    $1,353,670
                                                                                  ==========                  ==========
Shares outstanding at beginning of year                                451,551                     269,859
                                                                    ----------                  ----------
Shares outstanding at end of year                                      471,507                     451,551
                                                                    ==========                  ==========

SM&R ALGER GROWTH FUND

                                                                                   YEAR ENDED AUGUST 31,
                                                                    ----------------------------------------------------
                                                                              2007                        2006
                                                                    ------------------------    ------------------------
                                                                      SHARES        AMOUNT        SHARES        AMOUNT
                                                                    ----------    ----------    ----------    ----------
Sale of capital shares:
  Class A                                                               44,781    $  311,282        70,902    $  476,435
  Class B                                                               14,765        97,091        28,203       179,080
                                                                    ----------    ----------    ----------    ----------
  Total sale of capital shares                                          59,546       408,373        99,105       655,515
Distributions from net realized gains reinvested:
  Class A                                                               16,143       107,190            --            --
  Class B                                                               10,734        68,053            --            --
                                                                    ----------    ----------    ----------    ----------
  Total distributions from net realized gains reinvested                26,877       175,243            --            --
                                                                    ----------    ----------    ----------    ----------
Subtotals                                                               86,423       583,616        99,105       655,515
Redemptions of capital shares outstanding:
  Class A                                                              (81,227)     (561,021)      (61,337)     (406,140)
  Class B                                                              (43,125)     (287,240)      (25,975)     (165,112)
                                                                    ----------    ----------    ----------    ----------
  Total redemptions of capital shares outstanding                     (124,352)     (848,261)      (87,312)     (571,252)
                                                                    ----------    ----------    ----------    ----------
Net increase (decrease) in capital shares outstanding                  (37,929)   $ (264,645)       11,793    $   84,263
                                                                                  ==========                  ==========
Shares outstanding at beginning of year                                480,378                     468,585
                                                                    ----------                  ----------
Shares outstanding at end of year                                      442,449                     480,378
                                                                    ==========                  ==========

SM&R GROWTH FUND

                                                                                   YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------------
                                                                           2007                            2006
                                                               ----------------------------    ----------------------------
                                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                                               ------------    ------------    ------------    ------------
Sale of capital shares:
  Class A                                                           131,308    $    613,711         146,187    $    612,616
  Class B                                                            56,328         257,907          88,812         364,497
  Class T                                                           512,529       2,445,948         623,489       2,680,561
                                                               ------------    ------------    ------------    ------------
  Total sale of capital shares                                      700,165       3,317,566         858,488       3,657,674
Investment income dividends reinvested:
  Class A                                                             5,047          23,860           8,241          34,714
  Class B                                                               551           2,476           1,669           6,907
  Class T                                                           116,052         564,573         160,013         688,159
                                                               ------------    ------------    ------------    ------------
  Total investment income dividends reinvested                      121,650         590,909         169,923         729,780
Distributions from net realized gains reinvested:
  Class A                                                            40,172         184,391              --              --
  Class B                                                            23,950         107,537              --              --
  Class T                                                           643,142       3,016,336              --              --
                                                               ------------    ------------    ------------    ------------
  Total distributions from net realized gains reinvested            707,264       3,308,264              --              --
                                                               ------------    ------------    ------------    ------------
Subtotals                                                         1,529,079       7,216,739       1,028,411       4,387,454
Redemptions of capital shares outstanding:
  Class A                                                          (300,531)     (1,411,490)       (356,821)     (1,506,323)
  Class B                                                          (238,225)     (1,096,043)       (191,192)       (784,265)
  Class T                                                        (2,632,772)    (12,572,932)     (3,820,172)    (16,443,295)
                                                               ------------    ------------    ------------    ------------
  Total redemptions of capital shares outstanding                (3,171,528)    (15,080,465)     (4,368,185)    (18,733,883)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in capital shares outstanding            (1,642,449)   $ (7,863,726)     (3,339,774)   $(14,346,429)
                                                                               ============                    ============
Shares outstanding at beginning of year                          23,392,305                      26,732,079
                                                               ------------                    ------------
Shares outstanding at end of year                                21,749,856                      23,392,305
                                                               ============                    ============

SM&R EQUITY INCOME FUND

                                                                                   YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------------
                                                                           2007                            2006
                                                               ----------------------------    ----------------------------
                                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                                               ------------    ------------    ------------    ------------
Sale of capital shares:
  Class A                                                            94,208    $  2,211,338          47,053    $  1,056,963
  Class B                                                            20,747         473,962          36,413         792,566
  Class T                                                            78,317       1,931,543          69,200       1,604,347
                                                               ------------    ------------    ------------    ------------
  Total sale of capital shares                                      193,272       4,616,843         152,666       3,453,876
Investment income dividends reinvested:
  Class A                                                            11,618         272,562           7,181         160,038
  Class B                                                             6,991         157,764           4,389          94,683
  Class T                                                           100,845       2,457,786          67,232       1,551,903
                                                               ------------    ------------    ------------    ------------
  Total investment income dividends reinvested                      119,454       2,888,112          78,802       1,806,624
Distributions from net realized gains reinvested:
  Class A                                                            22,573         525,950          31,509         693,209
  Class B                                                            17,532         393,765          29,100         618,371
  Class T                                                           205,960       4,990,419         304,202       6,926,676
                                                               ------------    ------------    ------------    ------------
  Total distributions from net realized gains reinvested            246,065       5,910,134         364,811       8,238,256
                                                               ------------    ------------    ------------    ------------
Subtotals                                                           558,791      13,415,089         596,279      13,498,756
Redemptions of capital shares outstanding:
  Class A                                                           (79,425)     (1,880,736)        (76,423)     (1,720,249)
  Class B                                                          (110,524)     (2,510,171)       (111,441)     (2,409,895)
  Class T                                                          (519,789)    (12,840,554)       (652,127)    (15,173,221)
                                                               ------------    ------------    ------------    ------------
  Total redemptions of capital shares outstanding                  (709,738)    (17,231,461)       (839,991)    (19,303,365)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in capital shares outstanding              (150,947)   $ (3,816,372)       (243,712)   $ (5,804,609)
                                                                               ============                    ============
Shares outstanding at beginning of year                           4,486,903                       4,730,615
                                                               ------------                    ------------
Shares outstanding at end of year                                 4,335,956                       4,486,903
                                                               ============                    ============

SM&R BALANCED FUND

                                                                                   YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------------
                                                                           2007                            2006
                                                               ----------------------------    ----------------------------
                                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                                               ------------    ------------    ------------    ------------
Sale of capital shares:
  Class A                                                            34,793    $    631,966          28,125    $    496,899
  Class B                                                             6,874         126,462          13,266         236,994
  Class T                                                            38,196         723,206          33,390         615,020
                                                               ------------    ------------    ------------    ------------
  Total sale of capital shares                                       79,863       1,481,634          74,781       1,348,913
Investment income dividends reinvested:
  Class A                                                             4,954          89,416           4,840          85,714
  Class B                                                             2,356          43,045           2,123          37,988
  Class T                                                            25,563         481,420          21,234         389,775
                                                               ------------    ------------    ------------    ------------
  Total investment income dividends reinvested                       32,873         613,881          28,197         513,477
Distributions from net realized gains reinvested:
  Class A                                                            14,724         263,271          12,421         217,982
  Class B                                                             8,756         158,139           6,721         119,230
  Class T                                                            69,557       1,294,446          50,646         923,271
                                                               ------------    ------------    ------------    ------------
  Total distributions from net realized gains reinvested             93,037       1,715,856          69,788       1,260,483
                                                               ------------    ------------    ------------    ------------
Subtotals                                                           205,773       3,811,371         172,766       3,122,873
Redemptions of capital shares outstanding:
  Class A                                                           (63,459)     (1,164,640)        (74,691)     (1,320,202)
  Class B                                                           (54,363)       (997,206)        (37,230)       (669,163)
  Class T                                                           (99,713)     (1,896,290)       (111,774)     (2,056,206)
                                                               ------------    ------------    ------------    ------------
  Total redemptions of capital shares outstanding                  (217,535)     (4,058,136)       (223,695)     (4,045,571)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in capital shares outstanding               (11,762)   $   (246,765)        (50,929)   $   (922,698)
                                                                               ============                    ============
Shares outstanding at beginning of year                           1,603,572                       1,654,501
                                                               ------------                    ------------
Shares outstanding at end of year                                 1,591,810                       1,603,572
                                                               ============                    ============

SM&R GOVERNMENT BOND FUND

                                                                                   YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------------
                                                                           2007                            2006
                                                               ----------------------------    ----------------------------
                                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                                               ------------    ------------    ------------    ------------
Sale of capital shares:
  Class A                                                            20,423    $    210,976          16,840    $    173,494
  Class B                                                             5,449          56,127           7,934          81,221
  Class T                                                            39,756         406,160          49,765         504,256
                                                               ------------    ------------    ------------    ------------
  Total sale of capital shares                                       65,628         673,263          74,539         758,971
Investment income dividends reinvested:
  Class A                                                             4,049          41,840           3,273          33,624
  Class B                                                             2,208          22,780           2,425          24,889
  Class T                                                           104,808       1,068,902          89,015         902,344
                                                               ------------    ------------    ------------    ------------
  Total investment income dividends reinvested                      111,065       1,133,522          94,713         960,857
                                                               ------------    ------------    ------------    ------------
Subtotals                                                           176,693       1,806,785         169,252       1,719,828
Redemptions of capital shares outstanding:
  Class A                                                           (16,698)       (172,759)        (24,035)       (247,583)
  Class B                                                           (18,696)       (193,013)        (38,881)       (399,246)
  Class T                                                           (82,708)       (844,694)       (152,619)     (1,550,686)
                                                               ------------    ------------    ------------    ------------
  Total redemptions of capital shares outstanding                  (118,102)     (1,210,466)       (215,535)     (2,197,515)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in capital shares outstanding                58,591    $    596,319         (46,283)   $   (477,687)
                                                                               ============                    ============
Shares outstanding at beginning of year                           2,738,497                       2,784,780
                                                               ------------                    ------------
Shares outstanding at end of year                                 2,797,088                       2,738,497
                                                               ============                    ============

SM&R TAX FREE FUND

                                                                                   YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------------
                                                                           2007                            2006
                                                               ----------------------------    ----------------------------
                                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                                               ------------    ------------    ------------    ------------
Sale of capital shares:
  Class A                                                             5,772    $     60,503             648    $      6,806
  Class B                                                                --              --              --              --
  Class T                                                            10,235         106,598           2,069          21,595
                                                               ------------    ------------    ------------    ------------
  Total sale of capital shares                                       16,007         167,101           2,717          28,401
Investment income dividends reinvested:
  Class A                                                             1,159          12,119           1,690          17,723
  Class B                                                               723           7,574           1,406          14,741
  Class T                                                            45,142         468,090          44,634         463,868
                                                               ------------    ------------    ------------    ------------
  Total investment income dividends reinvested                       47,024         487,783          47,730         496,332
Distributions from net realized gains reinvested:
  Class A                                                                --              --               3              34
  Class B                                                                 8              87               3              30
  Class T                                                               274           2,858              80             836
                                                               ------------    ------------    ------------    ------------
  Total distributions from net realized gains reinvested                282           2,945              86             900
                                                               ------------    ------------    ------------    ------------
Subtotals                                                            63,313         657,829          50,533         525,633
Redemptions of capital shares outstanding:
  Class A                                                           (11,881)       (124,226)        (19,297)       (201,405)
  Class B                                                           (27,312)       (286,270)         (8,941)        (93,280)
  Class T                                                           (40,292)       (418,147)        (41,691)       (435,104)
                                                               ------------    ------------    ------------    ------------
  Total redemptions of capital shares outstanding                   (79,485)       (828,643)        (69,929)       (729,789)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in capital shares outstanding               (16,172)   $   (170,814)        (19,396)   $   (204,156)
                                                                               ============                    ============
Shares outstanding at beginning of year                           1,305,383                       1,324,779
                                                               ------------                    ------------
Shares outstanding at end of year                                 1,289,211                       1,305,383
                                                               ============                    ============

SM&R PRIMARY FUND

                                                                                   YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------------
                                                                           2007                            2006
                                                               ----------------------------    ----------------------------
                                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                                               ------------    ------------    ------------    ------------
Sale of capital shares:                                          11,828,447    $ 11,824,661       5,621,665    $  5,574,810
Investment income dividends reinvested                            1,196,240       1,191,177         970,805         961,699
Redemptions of capital shares outstanding                       (12,592,282)    (12,575,472)     (5,414,836)     (5,363,547)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in capital shares outstanding               432,405    $    440,366       1,177,634    $  1,172,962
                                                                               ============                    ============
Shares outstanding at beginning of year                          26,485,177                      25,307,543
                                                               ------------                    ------------
Shares outstanding at end of year                                26,917,582                      26,485,177
                                                               ============                    ============

SM&R MONEY MARKET FUND

                                                                                   YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------------
                                                                           2007                            2006
                                                               ----------------------------    ----------------------------
                                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                                               ------------   -------------    ------------   -------------
Sale of capital shares:                                         256,039,416   $ 256,039,416     267,655,107   $ 267,655,107
Investment income dividends reinvested                            4,690,221       4,690,221       2,787,943       2,787,943
Redemptions of capital shares outstanding                      (247,914,067)   (247,914,067)   (258,563,298)   (258,563,298)
                                                               ------------   -------------    ------------   -------------
Net increase (decrease) in capital shares outstanding            12,815,570   $  12,815,570      11,879,752   $  11,879,752
                                                                              =============                    ============
Shares outstanding at beginning of year                          88,769,500                      76,889,748
                                                               ------------                    ------------
Shares outstanding at end of year                               101,585,070                      88,769,500
                                                               ============                    ============

RECLASSIFICATION OF CAPITAL ACCOUNTS:

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no net effect on net assets or net asset value per share. For the year ended August 31, 2007, each series recorded the following reclassification to the accounts listed below:

                                                                     ACCUMULATED
                                                  ACCUMULATED        NET REALIZED
                                              NET INVESTMENT LOSS    GAIN (LOSS)
                                              -------------------    ------------
          Alger Technology Fund                    $ 22,843           $ (22,843)
          Alger Aggressive Growth Fund             $ 33,670           $ (33,670)
          Alger Small Cap Fund                     $ 60,233           $ (60,233)
          Alger Growth Fund                        $ 21,858           $ (21,858)

NOTE 5--NOTICE TO FUND SHAREHOLDERS

Effective June 1, 2007, the SM&R Alger Small-Cap Fund's shares will be available for purchase only by existing shareholders of the Fund who maintain open accounts. The Fund may resume sales to all investors at some future date if it is determined that doing so would be in the best interest of shareholders.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following years ended August 31:

                                                                                   2007              2006
                                                                              ---------------   ---------------
ALGER AGGRESSIVE GROWTH FUND
CLASS A
  Distributions paid from:
    Ordinary income                                                           $       109,989   $            --
    Long-term capital gain                                                            143,779                --
                                                                              ---------------   ---------------
                                                                              $       253,768   $            --
                                                                              ===============   ===============

CLASS B
  Distributions paid from:
    Ordinary income                                                           $        55,161   $            --
    Long-term capital gain                                                             72,108                --
                                                                              ---------------   ---------------
                                                                              $       127,269   $            --
                                                                              ===============   ===============

ALGER SMALL-CAP
CLASS A
  Distributions paid from:
    Ordinary income                                                           $            --   $        93,400
    Long-term capital gain                                                            116,047            81,641
                                                                              ---------------   ---------------
                                                                              $       116,047   $       175,041
                                                                              ===============   ===============

CLASS B
  Distributions paid from:
    Ordinary income                                                           $            --   $        42,690
    Long-term capital gain                                                             37,202            37,321
                                                                              ---------------   ---------------
                                                                              $        37,202   $        80,011
                                                                              ===============   ===============

ALGER GROWTH FUND
CLASS A
  Distributions paid from:
    Ordinary income                                                           $        78,635   $            --
    Long-term capital gain                                                             38,347                --
                                                                              ---------------   ---------------
                                                                              $       116,982   $            --
                                                                              ===============   ===============

CLASS B
  Distributions paid from:
    Ordinary income                                                           $        45,745   $            --
    Long-term capital gain                                                             22,308                --
                                                                              ---------------   ---------------
                                                                              $        68,053   $            --
                                                                              ===============   ===============

GROWTH FUND
CLASS A
  Distributions paid from:
    Ordinary income                                                           $        24,253   $        34,714
    Long-term capital gain                                                            189,752                --
                                                                              ---------------   ---------------
                                                                              $       214,005   $        34,714
                                                                              ===============   ===============

CLASS B
  Distributions paid from:
    Ordinary income                                                           $         2,530   $         7,032
    Long-term capital gain                                                            107,537                --
                                                                              ---------------   ---------------
                                                                              $       110,067   $         7,032
                                                                              ===============   ===============

CLASS T
  Distributions paid from:
    Ordinary income                                                           $       579,962   $       705,872
    Long-term capital gain                                                          3,084,431                --
                                                                              ---------------   ---------------
                                                                              $     3,664,393   $       705,872
                                                                              ===============   ===============

EQUITY INCOME FUND
CLASS A
  Distributions paid from:
    Ordinary income                                                           $       336,620   $       167,919
    Long-term capital gain                                                            517,380           686,401
                                                                              ---------------   ---------------
                                                                              $       854,000   $       854,320
                                                                              ===============   ===============

CLASS B
  Distributions paid from:
    Ordinary income                                                           $       197,283   $       102,420
    Long-term capital gain                                                            356,897           612,120
                                                                              ---------------   ---------------
                                                                              $       554,180   $       714,540
                                                                              ===============   ===============

CLASS T
  Distributions paid from:
    Ordinary income                                                           $     3,023,856   $     1,684,527
    Long-term capital gain                                                          4,644,779         7,052,420
                                                                              ---------------   ---------------
                                                                              $     7,668,635   $     8,736,947
                                                                              ===============   ===============

BALANCED FUND
CLASS A
  Distributions paid from:
    Ordinary income                                                           $       101,226   $        91,023
    Long-term capital gain                                                            260,049           212,689
                                                                              ---------------   ---------------
                                                                              $       361,275   $       303,712
                                                                              ===============   ===============

CLASS B
  Distributions paid from:
    Ordinary income                                                           $        50,137   $        41,776
    Long-term capital gain                                                            152,511           117,526
                                                                              ---------------   ---------------
                                                                              $       202,648   $       159,302
                                                                              ===============   ===============

CLASS T
  Distributions paid from:
    Ordinary income                                                           $       549,507   $       426,701
    Long-term capital gain                                                          1,259,580           918,709
                                                                              ---------------   ---------------
                                                                              $     1,809,087   $     1,345,410
                                                                              ===============   ===============

GOVERNMENT BOND FUND
CLASS A
  Distributions paid from:
    Ordinary income                                                           $        41,848   $        33,623
                                                                              ---------------   ---------------
                                                                              $        41,848   $        33,623
                                                                              ===============   ===============

CLASS B
  Distributions paid from:
    Ordinary income                                                           $        23,067   $        25,134
                                                                              ---------------   ---------------
                                                                              $        23,067   $        25,134
                                                                              ===============   ===============

CLASS T
  Distributions paid from:
    Ordinary income                                                           $     1,076,489   $       908,798
                                                                              ---------------   ---------------
                                                                              $     1,076,489   $       908,798
                                                                              ===============   ===============

                                                                                    2007             2006
                                                                              ---------------   ---------------
TAX FREE FUND
CLASS A
  Distributions paid from:
    Exempted interest dividends                                               $        10,611   $        16,889
    Ordinary income                                                                     1,807               834
    Long-term capital gain                                                                 76                34
                                                                              ---------------   ---------------
                                                                              $        12,494   $        17,757
                                                                              ===============   ===============

CLASS B
  Distributions paid from:
    Exempted interest dividends                                               $         8,324   $        16,196
    Ordinary income                                                                     1,678               928
    Long-term capital gain                                                                103                35
                                                                              ---------------   ---------------
                                                                              $        10,105   $        17,159
                                                                              ===============   ===============

CLASS T
  Distributions paid from:
    Exempted interest dividends                                               $       414,827   $       461,103
    Ordinary income                                                                    70,682            22,771
    Long-term capital gain                                                              2,944               865
                                                                              ---------------   ---------------
                                                                              $       488,453   $       484,739
                                                                              ===============   ===============

PRIMARY FUND
  Distributions paid from:
    Ordinary income                                                           $     1,204,633   $       962,323
                                                                              ---------------   ---------------
                                                                              $     1,204,633   $       962,323
                                                                              ===============   ===============

MONEY MARKET FUND
  Distributions paid from:
    Ordinary income                                                           $     4,718,729   $     2,811,636
                                                                              ---------------   ---------------
                                                                              $     4,718,729   $     2,811,636
                                                                              ===============   ===============

TAX COMPONENTS OF NET ASSETS

As of August 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

ALGER TECHNOLOGY FUND
Undistributed long-term capital gains                                    $        80,424
                                                                         ---------------
    Tax Accumulated Earnings                                                      80,424
Accumulated capital and other losses                                               6,898
Unrealized appreciation (depreciation)                                           177,901
                                                                         ---------------
    Total Accumulated Earnings (Deficit)                                 $       265,223
                                                                         ===============

ALGER AGGRESSIVE GROWTH FUND
Undistributed ordinary income                                            $       570,484
Undistributed long-term capital gains                                            183,822
                                                                         ---------------
    Tax Accumulated Earnings                                                     754,306
Accumulated capital and other losses                                             (83,732)
Unrealized appreciation (depreciation)                                           171,358
                                                                         ---------------
    Total Accumulated Earnings (Deficit)                                 $       841,932
                                                                         ===============

ALGER SMALL-CAP FUND
Undistributed ordinary income                                            $        87,871
Undistributed long-term capital gains                                            374,875
                                                                         ---------------
    Tax Accumulated Earnings                                                     462,746
Accumulated capital and other losses                                                 277
Unrealized appreciation (depreciation)                                           699,653
                                                                         ---------------
    Total Accumulated Earnings (Deficit)                                 $     1,162,676
                                                                         ===============

ALGER GROWTH FUND
Undistributed ordinary income                                            $       216,016
Undistributed long-term capital gains                                             28,475
                                                                         ---------------
    Tax Accumulated Earnings                                                     244,491
Accumulated capital and other losses                                             (55,746)
Unrealized appreciation (depreciation)                                           457,672
                                                                         ---------------
    Total Accumulated Earnings (Deficit)                                 $       646,417
                                                                         ===============

GROWTH FUND
Undistributed ordinary income                                            $       118,396
Undistributed long-term capital gains                                          2,566,132
                                                                         ---------------
    Tax Accumulated Earnings                                                   2,684,528
Unrealized appreciation (depreciation)                                        23,945,280
                                                                         ---------------
    Total Accumulated Earnings (Deficit)                                 $    26,629,808
                                                                         ===============

EQUITY INCOME FUND
Undistributed ordinary income                                            $     1,369,072
Undistributed long-term capital gains                                          3,981,249
                                                                         ---------------
    Tax Accumulated Earnings                                                   5,350,321
Unrealized appreciation (depreciation)                                        22,458,938
                                                                         ---------------
    Total Accumulated Earnings (Deficit)                                 $    27,809,259
                                                                         ===============

BALANCED FUND
Undistributed ordinary income                                            $       196,676
Undistributed long-term capital gains                                            180,030
                                                                         ---------------
    Tax Accumulated Earnings                                                     376,706
Unrealized appreciation (depreciation)                                         5,366,477
                                                                         ---------------
    Total Accumulated Earnings (Deficit)                                 $     5,743,183
                                                                         ===============

GOVERNMENT BOND FUND
Undistributed ordinary income                                            $           108
                                                                         ---------------
    Tax Accumulated Earnings                                                         108
Accumulated capital and other losses                                            (459,990)
Unrealized appreciation (depreciation)                                            77,340
                                                                         ---------------
    Total Accumulated Earnings (Deficit)                                 $      (382,542)
                                                                         ===============

TAX FREE FUND
Undistributed ordinary income                                            $            42
Undistributed long-term capital gains                                                148
                                                                         ---------------
    Tax Accumulated Earnings                                                         190
Unrealized appreciation (depreciation)                                           191,351
                                                                         ---------------
    Total Accumulated Earnings (Deficit)                                 $       191,541
                                                                         ===============

PRIMARY FUND
Accumulated capital and other losses                                     $      (242,583)
Unrealized appreciation (depreciation)                                           159,350
                                                                         ---------------
    Total Accumulated Earnings (Deficit)                                 $       (83,233)
                                                                         ===============

NOTE 7--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Funds' financial statements and intends for the Funds to adopt the FIN 48 provisions during 2007.

In September 2006 and February 2007, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157") and Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("FAS 159"). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP) and expands disclosures about fair value measurement. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The provisions of FAS 157 and FAS 159 are effective for fiscal years beginning after November 15, 2007. Management is currently assessing the impact of FAS 157 and FAS 159, if any, on the Funds' financial statements and intends for the Funds to adopt the FAS 157 and FAS 159 provisions during 2008.

NOTE 8--SUBSEQUENT EVENTS

On August 23, 2007, the Board of Directors of SM&R Investments, Inc. approved, subject to the approval of an Agreement and Plan of Reorganization of the SM&R Funds to allow the SM&R Alger Aggressive Growth, SM&R Alger Growth, and SM&R Alger Small-Cap Funds to transfer all of their assets in a tax-free reorganization into Alger Capital Appreciation Fund, Alger LargeCap Growth Fund or Alger SmallCap Growth Fund (each an "Acquiring Fund"), each a series of The Alger Funds. In addition, shareholders of record of the SM&R Alger Technology Fund as of October 5, 2007 will be asked to allow SM&R Alger Technology Fund to transfer all of its assets in a tax-free exchange for shares of Spectra Technology Fund, a series of The Spectra Funds. The Board of Directors of the Company determined that action should be taken because of the small asset size of each SM&R Alger Fund. The Board determined that the SM&R Alger Funds may not continue to be a competitive long-term investment option for current and potential investors. The Joint Special Meeting of Shareholders will be held on November 26, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee, Board of Directors and Shareholders
SM&R Investments, Inc.
League City, Texas

We have audited the accompanying statements of assets and liabilities of the SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Alger Small Cap Fund, SM&R Alger Growth Fund, SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund (all the funds comprising SM&R Investments, Inc., hereafter referred to as "the Funds"), including the schedules of investments, as of August 31, 2007, and the related statements of operations for the year then ended and changes in net assets and the financial highlights for the two years then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2007, and the results of their operations, changes in their net assets and their financial highlights for the periods then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ BKD, LLP


Houston, Texas
October 15, 2007

SUPPLEMENTAL INFORMATION (Unaudited) (As of 08/31/07)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 231-4639.

INDEPENDENT DIRECTORS

                                                                                                                        NUMBER OF
                                                                                                                      PORTFOLIOS IN
                                           TERM OF OFFICE                                                             FUND COMPLEX
    NAME, ADDRESS,       POSITION(S) HELD   AND LENGTH OF                  PRINCIPAL OCCUPATION(S)                     OVERSEEN BY
       AND AGE               WITH FUND       TIME SERVED                     DURING PAST 5 YEARS                        DIRECTOR
-----------------------  ----------------  --------------  ---------------------------------------------------------  --------------
Florentino F. Gonzalez   Director          Indefinite      HR Consultant, The University of Texas Medical Branch            19*
2450 South Shore Blvd.,                    Since 11/05     at Galveston
League City, TX 77573
Age 47

Edwin K. Nolan           Director          Indefinite      Investor and Attorney, Law Offices, Edwin K. Nolan, P.C.         19*
2450 South Shore Blvd.,                    Since 11/97
League City, TX 77573
Age 63                   Nominating        Indefinite      Director/Owner of Canyon Lake Aviation, Inc.
                         Committee         Since 11/00

                         Audit             Indefinite      Director of Hancock Mini Mart, Inc.
                         Committee         Since 11/03

Robert V. Shattuck       Director          Indefinite      Attorney, Law Offices, Robert V. Shattuck, Jr.                   19*
2450 South Shore Blvd.,                    Since 11/97
League City, TX 77573
Age 65                   Nominating        Indefinite
                         Committee         Since 11/00

Donald P. Stevens        Director          Indefinite      Assistant to the President for Governmental Relations            19*
2450 South Shore Blvd.,                    Since 9/00      of the University of Texas Medical Branch, Galveston, TX
League City, TX 77573
Age 60                   Nominating        Indefinite      Vice President and Director, Jamail Galveston Foundation
                         Committee         Since 11/00     (a family charitable foundation)

                         Audit             Indefinite
                         Committee         Since 11/05

Steven H. Stubbs         Director          Indefinite      President and Director of Dancing Rabbit Press, Inc.             19*
2450 South Shore Blvd.,                    Since 9/00      (a publishing company)
League City, TX 77573
Age 68                   Audit             Indefinite      Director, Neshoba County Public Library
                         Committee         Since 8/03
                         Chairman

INTERESTED DIRECTORS

                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                           TERM OF OFFICE                                               FUND COMPLEX    INTERESTED
    NAME, ADDRESS,       POSITION(S) HELD   AND LENGTH OF                                                OVERSEEN BY     DIRECTOR
       AND AGE               WITH FUND       TIME SERVED   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     DIRECTOR    RELATIONSHIP
-----------------------  ----------------  --------------  -------------------------------------------  -------------  ------------
Michael W. McCroskey     President &       Indefinite      President, CEO, Director and member of            19*            (1)
2450 South Shore Blvd.,  Director          Since 8/94      Executive Committee of Securities
League City, TX 77573                                      Management and Research, Inc. (SM&R)^
Age 64
                                                           Executive Vice President and Treasurer of
                                                           American National Insurance Company

                                                           Vice President of Garden State Life
                                                           Insurance Company^

                                                           Vice President of American National
                                                           Property & Casualty Company^

                                                           Vice President of Standard Life & Accident
                                                           Insurance Company^

                                                           Vice President of Pacific Property and
                                                           Casualty Company^

                                                           Assistant Secretary of American National
                                                           General Insurance Company^

                                                           Assistant Secretary of American National
                                                           Life Insurance Company of Texas^

                                                           Director and President of ANREM Corporation
                                                           (real estate management company)^

                                                           Vice President and Director of ANTAC
                                                           Corporation (real estate management
                                                           company)^

                                                           Director of Comprehensive Investment
                                                           Services, Inc. (investment services
                                                           company)^

                                                           Vice President of Farm Family Life
                                                           Insurance Company^

                                                           Vice President of Farm Family Casualty
                                                           Insurance Company^

                                                           Vice President of United Farm Family
                                                           Insurance Company^

                                                           Vice President and Director of Eagle 99,
                                                           Inc. (a real estate investment company)^

                                                           President and Director of ANH2O, Inc. (a
                                                           real estate investment company)^

Lea McLeod Matthews      Director          Indefinite      Writer/Communications Specialist,                 19*            (2)
2450 South Shore Blvd.,                    Since 8/94      Nashville, TN (10/06-present)
League City, TX 77573
Age 45                                                     Psychology Intern, Vanderbilt University
                                                           Medical Center, Division of Adult
                                                           Psychiatry (8/05-10/06)

                                                           Communications Specialist, National Western
                                                           Life Insurance Company (5/02-8/05)

                                                           Director of Garden State Life Insurance
                                                           Company^

                                                           Senior Communications Specialist, Texas
                                                           Guaranteed Student Loan Corporation
                                                           (1/01-5/02)

Ann McLeod Moody         Director          Indefinite      Housewife, Personal Investments                   19*          (3,2)
2450 South Shore Blvd.,                    Since 11/97
League City, TX 77573                                      Director of Moody Gardens, Inc. (a
Age 70                                                     charitable organization)

                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                           TERM OF OFFICE                                                FUND COMPLEX   INTERESTED
    NAME, ADDRESS,       POSITION(S) HELD   AND LENGTH OF                                                 OVERSEEN BY    DIRECTOR
       AND AGE               WITH FUND       TIME SERVED   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     DIRECTOR    RELATIONSHIP
-----------------------  ----------------  --------------  -------------------------------------------  -------------  ------------
Jamie G. Williams        Director          Indefinite      Regional Grants Director, The Moody               19*            (4)
2450 South Shore Blvd.,                    Since 11/97     Foundation (a charitable foundation)
League City, TX 77573
Age 61                                                     President's Advisory Council, Dallas Center
                                                           for the Performing Arts Foundation (an
                                                           organization that supports the arts in the
                                                           Dallas, TX area)

(1) Mr. McCroskey serves as an officer and director of SM&R, the Company's investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").
(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.23% of the outstanding common shares of American National, and he serves as Chairman of the Board, President, and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.55% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.
     Ms. Matthews is the daughter of Funds' director Ann McLeod Moody.
(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Funds' director Lea McLeod Matthews.
(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.23% of American National, the parent of SM&R.
* Also a Director of American National Investment Accounts, Inc., another investment company advised by SM&R, which has 8 portfolios.
^    Under control of American National.

OFFICERS

                                                                                                                        NUMBER OF
                                                                                                                      PORTFOLIOS IN
                                           TERM OF OFFICE                                                             FUND COMPLEX
    NAME, ADDRESS,       POSITION(S) HELD   AND LENGTH OF                  PRINCIPAL OCCUPATION(S)                     OVERSEEN BY
       AND AGE               WITH FUND       TIME SERVED                     DURING PAST 5 YEARS                         OFFICER
-----------------------  ----------------  --------------  ---------------------------------------------------------  --------------
Michael W. McCroskey     President &       Indefinite      SEE INTERESTED DIRECTOR TABLE ABOVE                              19
                         Director@         Since 8/94

Brenda T. Koelemay       Vice President    Indefinite      Vice President & Treasurer of SM&R                               19
2450 South Shore Blvd.,  & Treasurer@      Since 7/92
League City, TX 77573                                      Vice President, Assistant Corporate Treasurer
Age 52

Teresa E. Axelson        Vice President    Indefinite      Vice President, Secretary & Chief Compliance Officer of          19
2450 South Shore Blvd.,  & Secretary@      Since 5/83      SM&R
League City, TX 77573
Age 59

@ Positions also held with American National Investment Accounts, Inc., another investment company advised by SM&R.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT--SM&R TAX FREE FUND

The Board of Directors of SM&R Investments, Inc. has renewed the investment advisory arrangements with Securities Management and Research, Inc. ("Manager") for the SM&R Tax Free Fund effective June 7, 2007. The Board considered a variety of factors in connection with its review of the advisory contract, also taking into account information provided by the Manager during the course of the year as discussed below.

NATURE, EXTENT, AND QUALITY OF SERVICES

The Board considered the nature, quality and extent of the services provided to the fund by the Manager based upon information provided by the Manager relating to its operations and personnel. These services included, but were not limited to, management of the fund's portfolios and a variety of activities related to portfolio management. The Board also took into account its familiarity with the Manager's investment management through Board meetings, discussions and reports during the preceding year. After careful consideration of these matters, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager.

EXPENSES AND PERFORMANCE

The Board evaluated reports prepared by the Manager detailing the advisory fee and total expense ratios of each of the fund's share classes as compared to other open-end investment companies deemed to be comparable based upon the Morningstar Principia Pro database with similar Morningstar category and prospectus objective to each class of the funds. The Board took into account the Manager's current undertakings to maintain the expense limitations for the funds. Also taken under consideration was the current size of each class of the fund, and the level and method of computing the management fees.

In addition to these qualitative factors, the directors also reviewed pertinent quarterly quantitative data, such as reports of relevant performance data calculated according to standardized formulas for 1, 5 and 10 years or as applicable. They also compared the fund's quarterly performance with a representative sample of comparable funds and recognized indexes, including those supplied by Lipper and Morningstar. Finally, they evaluated the volatility of investment returns and the risk levels of Fund securities. Lastly, the Board of Directors were provided an analysis of the number and types of complaints that SM&R had received from shareholders, and the specific policies followed by SM&R to address such complaints. On the basis of this evaluation and the Board's ongoing reviews of investment results, the Board concluded that the funds' performance was satisfactory.

COST, BENEFITS, PROFITS AND ECONOMIES OF SCALE

The Board reviewed detailed information regarding the revenues received by the Manager under the Contracts and other benefits that the Manager may have realized from its relationship with the funds. This review included SM&R's financial information. The Board also received information on the direct costs incurred by the Manager as well as profits realized. There was a discussion regarding the Advent system, which will provide straight-through trade processing, how it works and SM&R's investment in this system. It was stated that MOXIE, the programming which provides automatic electronic trading, was being tested and that FIXED should be implemented by the end of June. It was stated that by 9/30/07, the Advent system should be fully operational.

APPROVAL OF EXTENSION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS--SM&R ALGER FUNDS

Additionally, the Board temporarily extended the existing investment advisory arrangements with the Manager and the sub-advisory arrangement with Fred Alger Management, Inc. on August 23, 2007 for the SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Alger Small-Cap Fund and SM&R Alger Growth Fund. The temporary extension was approved as part of reorganization efforts underway for the four SM&R Alger Funds as discussed in a proposed draft proxy/prospectus and prospectus supplement, both of which were approved by the directors at the August 23, 2007 meeting. The prospectus supplement was filed with the SEC on August 28, 2007 and mailed to all shareholders. The proxy/prospectus will be mailed to shareholders of the SM&R Alger Funds on or about October 22, 2007. The proposed reorganization is expected to close on or about December 7, 2007.

SM&R INVESTMENTS, INC.         2450 South Shore Boulevard, League City, TX 77573

                                    DIRECTORS
                             Florentino F. Gonzalez
                               Lea McLeod Matthews
                              Michael W. McCroskey
                                Ann McLeod Moody
                                 Edwin K. Nolan
                             Robert V. Shattuck, Jr.
                                Donald P. Stevens
                                Steven H. Stubbs
                                Jamie G. Williams

                                    OFFICERS
                         Michael W. McCroskey, President
                Brenda T. Koelemay, Vice President and Treasurer
    Teresa E. Axelson, Vice President, Secretary and Chief Compliance Officer

                         INVESTMENT ADVISER AND MANAGER
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                    CUSTODIAN
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                  LEGAL COUNSEL
                           Greer, Herz & Adams, L.L.P.
                                 One Moody Plaza
                               Galveston, TX 77550

                        UNDERWRITER AND REDEMPTION AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

               TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                    BKD, LLP
                         2800 Post Oak Blvd., Suite 3200
                                Houston, TX 77056

Form 9202                                                                  10/07

Item 2	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the
		registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the Code).

	(b)	For purposes of this Item, the term code of ethics means
		written standards that are reasonably designed to deter wrong-dong and to promote:

		(1)	Honest and ethical conduct, including the ethical
			handling of actual or apparent conflicts of interest between personal and professional relationships;

		(2)	Full, fair, accurate, timely, and understandable
			disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules,
			and regulations;

		(4)	The prompt internal reporting of violations of the Code
			to an appropriate person or persons identified in the Code; and

		(5)	Accountability for adherence to the Code.

	(c)	There were no amendments to the Code during the perid covered
		by the report.

	(d)	The registrant did not grant any waivers, including implicit
		waivers, from any provisions of the Code to the principal executive
		officer, principal financial officer, principal accounting officer
		or controller, or persons performing similar functions during the
		period covered by this report.

	(e)	Not applicable

	(f)	See item 12 (a) (1) regarding the filing of the Code of Ethics for
		Principal Executive and Principal Financial Officers of SM&R
		Investments, Inc.

Item 3	Audit Committee Financial Expert.

	(a)	The Board of Directors has determined that the registrant has at
		least one Audit committee financial expert serving on its Audit
		Committee.

	(b)	The Audit Committee financial expert is Steven H. Stubbs. Mr. Stubbs
		is "independent" within the meaning of that term used in Form N-CSR.

Item 4	Principal Accountant Fees and Services.

	(a)	Audit fees for SM&R Investments, Inc. totaled approximately $90,000
		in 2007 and approximately $84,700 in 2006, including fees associated
		with the annual audit and filings of the Portfolios Form N-1A and
		Form N-SAR.

	(b)	None

	(c)	Fees for tax services to SM&R Investments, Inc., including tax
		compliance, tax advice and tax planning, totaled approximately $0 in 2007 and $0 in 2006.

	(d)	None

	(e)	(1)	The registrants audit committee has adopted policies and
			procedures that require the audit committee to pre-approve
			all audit and non-audit services provided to the registrant
			by the principal accountant.

		(2)	All of the services described in paragraphs (b) through (d)
			of Item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrants
		financial statements for the most recent fiscal year-end were performed by the principal accountants full-time, permanent employees.

	(g)	None

	(h)	The registrants independent auditor did not provide any non-audit
		services to the registrants investment adviser or any entity
		controlling, controlled by or controlled with the registrants
		investment adviser that provides ongoing services to the registrant.

Item 5	Audit Committee of Listed Registrants.

	Not applicable

Item 6	Schedule of Investments.

	The Schedule of Investments is filed under Item 1 of this form.

Item 7	Disclosure of Proxy Voting Policies and Procedures for Closed-end
	Management Investment Companies.

	Not applicable

Item 8	Portfolio Managers of Closed-end Management Investment Companies.

	Not applicable

Item 9	Purchases of Equity Securities by Closed-end Management Investment
	Company and Affiliated Purchasers.

	Not applicable

Item 10	Submission of Matters to a Vote of Security Holders.

	There have been no material changes to the procedures by which shareholders
	may recommend nominees to the registrants board of directors during this
	period.

Item 11	Controls and Procedures.

	(a)	As of October 15, 2007, an evaluation was performed under the
		supervision and with the participation of the officers of SM&R Investments, Inc. (the "Company"), including the Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO"), of the effectiveness of the Company's disclosure controls and procedures. Based on that evaluation, the officers, including the CEO and CFO, conclude that, as of October 15, 2007, the Company's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Company is made known to the CEO and CFO.

	(b)	There have been no significant changes in the Company's internal
		controls or in other factors that could significantly affect these
		controls subsequent to the date of their evaluation and until the
		filing of this report, including any corrective actions with regard
		to significant deficiencies and material weaknesses.

Item 12	Exhibits.

	(a) 	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and
			attached hereto.

		(2)	Certifications pursuant to Rule 30a-2(a) under the
			Investment Act of 1940 are filed and attached hereto.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
		2002 are filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SM&R Investments, Inc.

By:	\S\ Michael W. McCroskey
	-------------------------------------
	Principal Executive Officer

Date:  October 30, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registant and in the capacities and on the dates indicated.

By:	\S\ Michael W. McCroskey
	-------------------------------------
	Principal Executive Officer

Date:  October 30, 2007



By:	\S\ Brenda T. Koelemay
	-------------------------------------
	Principal Financial Officer

Date:  October 30, 2007